1933 Act File No. 2-88912
                                                      1940 Act File No. 811-3942

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        |X|
Pre-Effective Amendment No.                                                |X|
                        Post-Effective Amendment No. 29                    |X|
                                     and/or
            REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT        |X|
                                     OF 1940

                               AMENDMENT No. 29                            |X|

                     LORD ABBETT TAX-FREE INCOME FUND, INC.
                     --------------------------------------
                Exact Name of Registrant as Specified in Charter

                     767 Fifth Avenue, New York, N.Y. 10153
                     --------------------------------------
                      Address of Principal Executive Office

                  Registrant's Telephone Number (212) 848-1800
                  --------------------------------------------

                   Paul A. Hilstad, Vice President & Secretary
                     767 Fifth Avenue, New York, N.Y. 10153
                     --------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

|_|   immediately on filing pursuant to paragraph (b)

|_|   on (date) pursuant to paragraph (b)

|X|   60 days after filing pursuant to paragraph (a) (1)

|_|   on (date) pursuant to paragraph (a) (1)

|_|   75 days after filing pursuant to paragraph (a) (2)

|_|   on (date) pursuant to paragraph (a) (3)

                     LORD ABBETT TAX-FREE INCOME FUND, INC.
                                    FORM N-1A
                              Cross Reference Sheet
                         Post-Effective Amendment No. 29
                            Pursuant to Rule 495 (a)

Items in
Part A of
Form N-1A
Item No.    Caption                                  Page
--------    -------                                  ----

1           Front and Back Cover Pages               Cover

2           Risk/Return Summary; Investment,
            Risk and Performance                     2,3

3           Risk/Return Summary:Fee Table            4,7,10,13,16,19,22,25,28,31

4           Investment Objectives Principal
            Investment Strategies and Related Risks  2

5           Discussion of Fund's Performance         3

5           Management, Organization, and Capital
            Structure                                3, 39

7           Shareholder Information                  39

8           Distribution Arrangements                40

9           Financial Highlights Information         5,8,11,14,17,20,23,26,29,32

Items in
Part B of
Form N-1A
---------

10          Cover Page, Table of Contents            Cover

11          Fund History                             Cover

12          Description of the Fund and its
            Investment Risks                         2

13          Management of the Fund                   8

14          Control Persons and Principal Holders
            Of Securities                            11

15          Investment Advisory and Other Services
Form N-1A   Location in Prospectus or
Item No.    Statement of Additional Information
--------    -----------------------------------

16          Brokerage Allocation                     12

17          Capital Stock and Other Securities       13

18          Purchase, Redemption and Pricing of
            Securities Being Offered                 14

19          Tax Status                               23

20          Underwriters                             23

21          Calculations of Performance Data         34

22          Financial Statements                     36

Items in
Part C of
Form N-1A
---------

23          Exhibits                                 1

24          Persons Controlled by or Under
            Common Control with Registrant           1

25          Indemnification                          1

26          Business and other Connections of
            Investment Adviser                       2

27          Principal Underwriters                   3

28          Location of Accounts and Records         4

29          Management Services                      4

30          Undertakings                             4

                          Prospectus / February 1, 1999

Lord Abbett Tax-Free Funds

                                National Fund
                                California Fund
                                Connecticut Fund
                                Hawaii Fund
                                Minnesota Fund
                                Missouri Fund
                                New Jersey Fund
                                New York Fund
                                Texas Fund
                                Washington Fund



[LOGO] LORD, ABBETT & CO.
       Investment Management
A Tradition of Performance Through Disciplined Investing

      As with all mutual funds, the Securities and Exchange Commission does not guarantee that the information in this Prospectus is accurate or complete, and it has not judged these funds for investment merit. It is criminal offense to state otherwise.

                               Table of Contents

The Funds                                                       Page

Information about past performance, expenses, financial highlights of each fund and single-state fund risks

      Goal / Approach                                            2
      Main Risks                                                 2
      Portfolio Management                                       3
      Recent Performance                                         3
      National                                                   4
      California                                                 7
      Connecticut                                                10
      Hawaii                                                     13
      Minnesota                                                  16
      Missouri                                                   19
      New Jersey                                                 22
      New York                                                   25
      Texas                                                      28
      Washington                                                 31

Your Investment

Information for managing your fund account

      Purchases                                                  34
      Opening Your Account                                       36
      Distributions and Taxes                                    37
      Management                                                 39
      Services For Fund Investors                                39
      Sales Charges and Service Fees                             40

For More Information

How to learn more about the funds and other Lord Abbett funds

      Glossary of Shaded Terms                                   42
      Back Cover

                                                                National Fund
                                                                California Fund
                                                                Connecticut Fund
                                                                Hawaii Fund
                                                                Minnesota Fund
                                                                Missouri Fund
                                                                New Jersey Fund
                                                                New York Fund
                                                                Texas Fund
                                                                Washington Fund

                                   The Funds

GOAL / APPROACH

      Each fund seeks the maximum amount of interest income exempt from federal income tax as is consistent with reasonable risk. Each fund (except for the National, fund) also seeks as high a level of interest income exempt from its state's personal income tax as is consistent with reasonable risk. The New York fund also seeks as high a level of interest income exempt from New York City personal income tax as is consistent with reasonable risk. At present, neither Texas nor Washington imposes a personal income tax.

      To pursue its goal, each fund invests in municipal bonds which are investment grade. Under normal market conditions, each fund attempts to be substantially invested in municipal bonds, the interest on which is exempt from federal, its state's and, in the case of New York fund, New York City personal income tax. Under normal circumstances, we intend to maintain the average weighted stated maturity of each fund at between ten and thirty-five years.

      In selecting bonds, we focus on:

      o     Credit Quality - an issuer's ability to pay principal and interest.

      o Call Protection - assurance by an issuer that a bond will not be paid off earlier.

      o Income Tax Exemption - the bond issuer's ability to pay interest free from federal, state and/or local personal income taxes.

      o Total Return Potential - the return possibilities for an investment over a period of time, including appreciation and interest.

      Information on recent market conditions and the funds' strategies can be found under "Discussion of Funds Performance" and in the current annual/semiannual report (see back cover). The report also has the funds' holdings information.

MAIN RISKS

      Although municipal bonds are generally designed to provide a stable and steady flow of in-come, their prices move inversely with changes in interest rates. This means the value of your investment could increase or decrease which means that you could lose money. Additional risks that could reduce each fund's income level and share price include the following.

      o Credit risk - the possibility that an issuer of bonds fails to make timely payments of principal or interest.

      o Call risk - as interest rates decline, bond issuers may pay off their loan early by buying back the bonds.

      o Governmental risk - government actions could have an adverse risk on municipal bond prices and could cause prices to fall.

      While typically fully invested, at times we may take a temporary position in: (i) short-term tax-exempt securities and (ii) cash, investment grade, commercial paper, and short-term U.S. Government Securities (limited to 20% of our assets). This could reduce tax-exempt personal income.

      See the terms: Borrowing, Concentration, Diversification, Illiquid Securities, Investment Grade, Options and Financial Futures Transactions, Private Activity Bonds, Residual Interest Bonds, U.S. Government Securities, and When-Issued Municipal Bonds under "For More Information" to learn about our other investment strategies and their risks.

We or the funds refers to any one or more of the ten portfolios of Lord Abbett Tax-Free Income Fund, Inc. (the "company") which operates through its officers under the supervision of its Board of Directors with the advice of Lord, Abbett & Co. ("Lord Abbett").

Reasonable risk is the volatility each fund has over time which we believe will approximate the Lehman Brothers Current Coupon Long Index.

Municipal bonds ("bonds") are debt securities issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities which provide income free from federal, state and/or local personal income taxes. Municipal bonds are generally divided into two types:

General Obligation Bonds are secured by the full faith and credit of the issuer and its taxing power.

Revenue Bonds are payable from revenue derived from a particular facility or service, such as bridges, tolls or sewer services and indus-trial development bonds are revenue bonds.


2 / The Funds

                                                                National Fund
                                                                California Fund
                                                                Connecticut Fund
                                                                Hawaii Fund
                                                                Minnesota Fund
                                                                Missouri Fund
                                                                New Jersey Fund
                                                                New York Fund
                                                                Texas Fund
                                                                Washington Fund

                                   The Funds

PORTFOLIO MANAGEMENT

      Zane E. Brown, Partner and Director of Fixed Income of Lord Abbett and Portfolio Manager of the company is primarily responsible for the day-today management of each fund. Mr. Brown has been with Lord Abbett since 1992 and has over 21 years of investment experience. Mr. Brown is assisted by, and may delegate management duties to, other Lord Abbett employees.

RECENT PERFORMANCE

      During the past fiscal year, economic and political uncertainties abroad created concern regarding the domestic economy and, investors moved from lower-rated fixed income investments into higher-quality bonds. Our contuniued focus on high-quality municipal issues, the funds' net asset values increased.

      Throughout the fiscal year, the funds held some prerefunded bonds. In an environment of falling rates, many issuers prerefunded existing, higher-coupon bonds. When an issuer prerefunds bonds, the proceeds from a newly issued lower-yielding bonds are used to buy Treasury securities. These Treasury securities are held to pay interest and principal on the older, higher-coupon bonds on the first call date. (The call date is a date upon which an issuer may redeem a bond.) When a bond becomes a strong prerefunding candidate, it trades off its lower yield-to-call rather than its higher yield-to-maturity. As a result, it appreciates in price due to the closer maturity date (the call date) and the increase in the underlying credit quality (through the use of the Treasury securities).

      In the spring, Long Island Power Authority ("LIPA") brought to market the largest municipal bond issue ($3 billion) in history. Before this offering, many portfolio managers raised cash by selling bonds to raise the cas neded to invest in the LIPA issue. We correctly anticipated that managers would need to liquidate some of their high quality bonds to make room for LIPA, and purchased several issues at prices which we believe were below their true value.

PUERTO RICO - Risk Factors

      Each fund may investment in bonds issued by the Commonwealth of Puerto Rico and its instrumentalities. The economy of Puerto Rico is dominated by the manufacturing and service sectors. It is closely integrated, through extensive trade, with that of the mainland United States, and its economic health is closely tied to the price of oil and the state of the U.S. economy. Although its unemployment rate has steadily declined in recent years, Puerto Rico's unemployment rate continues to exceed the U.S. average.

      Recently, Puerto Rico's economy has experienced significant growth. Continued growth will depend on several factors, including the state of the U.S. economy, the relative stability of the price of oil and borrowing costs.

Year 2000 issues. Each fund and state could be adversely affected if the computers used by each fund and state and their service pro-viders do not properly process and calculate date-related information from and after January 1, 2000.

While year 2000-related computer problems could have a negative effect on each fund, Lord Abbett is working to avoid such problems and has assurances from each fund's service providers that they are taking similar steps. However, because the problem is unprecedented, we don't know whether these efforts will be successful and, accordingly, each fund may be adversely affected.


                                                                   The Funds / 3

                                         National Fund  Symbols: Class A - LANSX
                                                                 Class B - LANBX
                                                                 Class C - LTNSX

PAST PERFORMANCE - National

      The chart below shows changes in class A share calendar year total returns without a sales charge. This assumes reinvestment of dividends and distributions. With a sales charge, returns would be less than those shown.

                                 "89"        9.5
                                 "90"        7.3
                                 "91"        12.5
                                 "92"        8.7
                                 "93"        13
                                 "94"        -8.3
                                 "95"        17.7
                                 "96"        4
                                 "97"        10
                                 "98"        0

================================================================================

      Comparison of class A shares' average annual total return at maximum sales charge to that of the Lehman Municipal Bond Index which has no sales charge. Assumes reinvestment of dividends and distributions. All periods end on December 31, 1998.

Class                  1 Year       5 Years      10 Years      Inception(i)

A                          .%           .%            .%            .%
--------------------------------------------------------------------------------
B                          .%           .%            .%            .%
--------------------------------------------------------------------------------
C                          .%          --            --             .%
--------------------------------------------------------------------------------
Lehman Municipal
Bond Index(ii)             .%           .%            .%            .%
--------------------------------------------------------------------------------

About the fund. The fund is a professionally managed portfolio primarily holding municipal bonds purchased with the pooled money of investors. It strives to reach its stated goal, although as with all funds, it cannot guarantee results and its past performance is not a prediction of future results.

An investment in the fund is not a bank deposit. It is not FDIC-insured or government-endorsed. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

--------------------------------------------------------------------------------
(i) The dates of inception for each class are as follows: A -4/2/84; B -8/1/96; and C -7/15/96.
(ii) Performance for the unmanaged Lehman Municipal Bond Index does not reflect transaction costs or management fees. An investor cannot invest directly in the Lehman Municipal Bond Index.

EXPENSES - National

      As an investor, you pay certain fees and expenses in connection with the fund, which are described in the fee table below. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of fund assets, so they reduce the fund's share price.

================================================================================
Fee table
================================================================================
                                        Class A     Class B       Class C
Shareholder Transaction Fees
--------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
--------------------------------------------------------------------------------
(as a % of offering price)                4.75%       none          none
--------------------------------------------------------------------------------
Deferred Sales Charge (See "Purchases")   none        5.00%(1)(4)   1.00%(2)
--------------------------------------------------------------------------------
Annual Fund Operating Expenses (as a % of average net assets)
--------------------------------------------------------------------------------
Management Fees (See "Management")        0.50%       0.50%         0.50%
--------------------------------------------------------------------------------
12b-1 Fees(3)                             0.35%       1.00%         1.00%
--------------------------------------------------------------------------------
Other Expenses (See "Management")         0.11%       0.11%         0.11%
--------------------------------------------------------------------------------
Total Operating Expenses                  0.96%       1.61%         1.61%
--------------------------------------------------------------------------------

================================================================================
Expense example
================================================================================
This example, like that in other funds' prospectuses, assumes a $10,000 initial investment at maximum sales charge, if any, 5% total return each year and no changes in expenses. You pay the following expenses over the course of each period shown if you sell your shares at the end of the period. The expenses include any applicable contingent deferred sales charges.

Share class          1 Year         3 Years          5 Years         10 Years

Class A shares        $568             $766            $981            $1599
--------------------------------------------------------------------------------
Class B shares(4)     $564             $808            $976            $1739
--------------------------------------------------------------------------------
Class C shares        $164             $508            $876            $1913
--------------------------------------------------------------------------------

You would pay the following expenses on the same investment, assuming you kept your shares.

Class A shares        $568             $766            $981            $1599
--------------------------------------------------------------------------------
Class B shares(4)     $164             $508            $876            $1739
--------------------------------------------------------------------------------
Class C shares        $164             $508            $876            $1913
--------------------------------------------------------------------------------

This example is for comparison and is not a representation of the fund's actual expenses or returns, either past or present.

Management fee: The fee paid to Lord Abbett for the fund's investment management.

12b-1 fees: 12b-1 refers to the federal securities regulation that permits funds to pay distribution fees for any activity which is primarily intended to result in the sale of fund shares and service fees for shareholder account service and maintenance.

Other expenses: Fees paid by the fund for miscellaneous items such as transfer agency, custody, accounting, legal and share registration fees.

--------------------------------------------------------------------------------
(1) 5.00% if shares are redeemed before 1st anniversary of purchase, declining to 1% before 6th anniversary and eliminated on and after 6th anniversary.
(2)   1.00% if shares are redeemed before 1st anniversary of purchase.
(3) Because 12b-1 distribution fees (up to: 0.35%- class A; and 0.75%- classes B and C) are paid out of the fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Service fees under each class's 12b-1 Plan equal up to 0.25%.
(4) Class B shares will convert to class A shares on the eighth anniversary of your original purchase of class B shares.


4 / The Funds

                                                                   National Fund

FINANCIAL HIGHLIGHTS - National

      This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the fund's independent auditors, in conjunction with their annual audits of the fund's financial statements. Financial statement of the fiscal year ended September 30, 1998 and the independent auditors' report thereon appear in the Annual Report to Shareholders for the fiscal year ended September 30, 1998 and are incorporated by reference in the Statement of Additional Information.

========================================================================================================================
                                                                         Class A Shares
                                           -----------------------------------------------------------------------------
Per Class Share Operating                                            Year Ended September 30,

Performance:                                 1998            1997           1996           1995           1994
Net asset value, beginning of year          $11.48         $11.08         $11.00         $10.62         $12.37
------------------------------------------------------------------------------------------------------------------------
Income from investment operations
------------------------------------------------------------------------------------------------------------------------
 Net investment income                        0.604          0.587          0.603          0.626          0.657
------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
------------------------------------------------------------------------------------------------------------------------
  gain (loss) on investments                  0.470          0.415          0.075          0.382         (1.3124)
------------------------------------------------------------------------------------------------------------------------
Total from investment operations              1.074          1.002          0.678          1.008         (0.6554)
------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------
 Dividends from net investment income        (0.574)        (0.602)        (0.598)        (0.628)        (0.6596)
------------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gain           --              --             --             --         (0.435)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                $11.98         $11.48         $11.08         $11.00         $10.62
------------------------------------------------------------------------------------------------------------------------
Total Return(a)                               9.60%          9.30%          6.31%          9.84%          5.64%
------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------
 Expenses                                     0.88%          0.87%          0.90%          0.82%          0.86%
------------------------------------------------------------------------------------------------------------------------
 Net investment income                        5.18%          5.27%          5.63%          5.92%          5.76%
------------------------------------------------------------------------------------------------------------------------

========================================================================================================================
                                                   Class B Shares                              Class C Shares
                                          ================================         =====================================
Per Class Share Operating                                           Year Ended September 30,
                                          ------------------------------------------------------------------------------
Performance:                               1998        1997         1996(c)         1998         1997         1996(c)
Net asset value, beginning of period      $11.50      $11.08       $11.05          $11.49       $11.08       $10.90
------------------------------------------------------------------------------------------------------------------------
Income from investment operations
------------------------------------------------------------------------------------------------------------------------
 Net investment income                      0.518       0.553        0.089           0.520        0.507        0.106
------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
------------------------------------------------------------------------------------------------------------------------
  gain (loss) on securities                 0.466       0.413        0.033           0.471        0.423        0.190
------------------------------------------------------------------------------------------------------------------------
Total from investment operations            0.984       0.966        0.122           0.991        0.930        0.296
------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------
 Dividends from net investment income      (0.504)     (0.546)      (0.092)         (0.491)      (0.520)      (0.116)
------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period           $11.98      $11.50       $11.08          $11.99       $11.49       $11.08
------------------------------------------------------------------------------------------------------------------------
Total Return(a)                             8.85%       8.95%        1.16%(b)        8.80%        8.61%        2.71%(c)
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
------------------------------------------------------------------------------------------------------------------------
 Expenses                                   1.47%       1.37%        0.20%(b)        1.61%        1.59%        0.34%(c)
------------------------------------------------------------------------------------------------------------------------
 Net investment income                      4.49%       4.65%        0.68%(b)        4.44%        4.54%        0.96%(c)
------------------------------------------------------------------------------------------------------------------------

========================================================================================================================
                                                                    Year Ended September 30,
                                         -------------------------------------------------------------------------------
Supplemental Data For All Classes:           1998             1997             1996             1995             1994
Net Assets, end of year (000)            $658,310         $646,736         $672,344         $650,699         $662,380
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    304.15%          232.64%          205.35%          225.39%          184.07%
------------------------------------------------------------------------------------------------------------------------

(a) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(b)   Not annualized.
(c) From commencement of operations for each class of shares: August 1, 1996 (class B) and July 15, 1996 (class C).

      See Notes to Financial Statements.


                                                                   The Funds / 5

                                                                   National Fund

LINE GRAPH COMPARISON - National

      Immediately below is a comparison of a $10,000 investment in class A shares to the same investment in both Lipper's average of National tax-free funds and the Lehman Municipal Bond Index, assuming reinvestment of all dividends and distributions.

================================================================================

0              10000               9527              10000              10000
0              11346              11065              11614              11361
0              12421              12082              12681              12341
0              13210              12814              13450              12998
0              15172              14482              15201              14664
0              16842              16044              16839              16165
0              19480              18381              19292              18282
0              18068              17343              18203              17580
0              19557              19050              19995              19396
0              20903              20251              21256              20484
0              22779              22134              23232              22244

================================================================================
            Fund's Average Annual Total Return at Maximum Applicable
             Sales Charge for the Periods Ending September 30, 1998

                  1 Year               5 Years              10 Years (or Life)
--------------------------------------------------------------------------------
 Class A(4)        4.40%                 4.60%                    7.65%
--------------------------------------------------------------------------------
 Class B(5)        4.49%                   -                      7.25%
--------------------------------------------------------------------------------
 Class C(6)        8.80%                   -                      9.15%
--------------------------------------------------------------------------------
(1)   Reflects the deduction of the maximum initial sales charge of 4.75%
(2) Performance for the unmanaged Lehman Municipal Bond Index does not reflect transaction costs, management fees or sales charges. An investor cannot invest directly in the Lehman Municipal Bond Index.
(3)   Source: Lipper Analytical Services.
(4) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 4.75% applicable to class A shares, with all dividends and distributions reinvested for the periods shown ending September 30, 1998 using the SEC-required uniform method to compute total return. The class A share inception date is 4/2/84.
(5) The class B shares were first offered on 8/1/96. Performance reflects the deduction of a CDSC of 4% (for 1 year) and 3% (for life of the class).
(6) The class C shares were first offered on 7/15/96. Performance is at net asset value.


6 / The Funds

                                       California Fund  Symbols: Class A - LCFIX
                                                                 Class C - CALAX

PAST PERFORMANCE - California

      The chart below shows changes in class A share calendar year total returns without a sales charge. This assumes reinvestment of dividends and distributions. With a sales charge, returns would be less than those shown.

                                 "89"        9.8
                                 "90"        7.3
                                 "91"        13.4
                                 "92"        9
                                 "93"        13.9
                                 "94"        -10.5
                                 "95"        17.4
                                 "96"        3.4
                                 "97"        8.9
                                 "98"        0

================================================================================

      Comparison of class A shares' average annual total return at maximum sales charge to that of the Lehman Municipal Bond Index which has no sales charge. Assumes reinvestment of dividends and distributions. All periods end on December 31, 1998.

Class                  1 Year       5 Years      10 Years      Inception(i)

A                         .%           .%            .%            .%
--------------------------------------------------------------------------------
C                         .%          --            --             .%
--------------------------------------------------------------------------------
Lehman Municipal
Bond Index(ii)            .%           .%            .%            .%
--------------------------------------------------------------------------------

About the fund. The fund is a professionally managed portfolio primarily holding municipal bonds purchased with the pooled money of investors. It strives to reach its stated goal, although as with all funds, it cannot guarantee results and its past performance is not a prediction of future results.

An investment in the fund is not a bank deposit. It is not FDIC-insured or government-endorsed. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

--------------------------------------------------------------------------------
(i) The dates of inception for each class are as follows: A -7/15/96; and C -7/15/96.
(ii) Performance for the unmanaged Lehman Municipal Bond Index does not reflect transaction costs or management fees. An investor cannot invest directly in the Lehman Municipal Bond Index. This index is composed of municipal bonds from many different states and, therefore, it may not be valid to compare to a single-state municipal bond portfolio, such as this Fund.

EXPENSES - California

      As an investor, you pay certain fees and expenses in connection with the fund, which are described in the fee table below. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of fund assets, so they reduce the fund's share price.

================================================================================
Fee table
================================================================================
                                         Class A               Class C
Shareholder Transaction Fees
--------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
--------------------------------------------------------------------------------
(as a % of offering price)                 4.75%                none
--------------------------------------------------------------------------------
Deferred Sales Charge (See "Purchases")    none                 1.00%(1)
--------------------------------------------------------------------------------
Annual Fund Operating Expenses (as a % of average net assets)
--------------------------------------------------------------------------------
Management Fees (See "Management")         0.50%                0.50%
--------------------------------------------------------------------------------
12b-1 Fees(2)                              0.35%                1.00%
--------------------------------------------------------------------------------
Other Expenses (See "Management")          0.09%                0.09%
--------------------------------------------------------------------------------
Total Operating Expenses                   0.94%                1.59%
--------------------------------------------------------------------------------

================================================================================
Expense example
================================================================================
This example, like that in other funds' prospectuses, assumes a $10,000 initial investment at maximum sales charge, if any, 5% total return each year and no changes in expenses. You pay the following expenses over the course of each period shown if you sell your shares at the end of the period. The expenses include any applicable contingent deferred sales charges.

Share class          1 Year          3 Years         5 Years         10 Years

Class A shares        $566             $760            $970            $1577
--------------------------------------------------------------------------------
Class C shares        $162             $502            $865            $1892
--------------------------------------------------------------------------------

You would pay the following expenses on the same investment, assuming you kept your shares.

Class A shares        $566             $760            $970            $1577
--------------------------------------------------------------------------------
Class C shares        $162             $502            $865            $1892
--------------------------------------------------------------------------------

This example is for comparison and is not a representation of the fund's actual expenses or returns, either past or present.

Management fee: The fee paid to Lord Abbett for the fund's investment management.

12b-1 fees: 12b-1 refers to the federal securities regulation that permits funds to pay distribution fees for any activity which is primarily intended to result in the sale of fund shares and service fees for shareholder account service and maintenance.

Other expenses: Fees paid by the fund for miscellaneous items such as transfer agency, custody, accounting, legal and share registration fees.

--------------------------------------------------------------------------------
(1)   1.00% if shares are redeemed before 1st anniversary of purchase.
(2) Because 12b-1 fees (up to: 0.35%- class A; and 0.75%- classes C) are paid out of the fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Service fees under each class's 12b-1 Plan equal up to 0.25%.


                                                                   The Funds / 7

                                                                 California Fund

FINANCIAL HIGHLIGHTS - California

      This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the fund's independent auditors, in conjunction with their annual audits of the fund's financial statements. Financial statement of the fiscal year ended September 30, 1998 and the independent auditors' report thereon appear in the Annual Report to Shareholders for the fiscal year ended September 30, 1998 and are incorporated by reference in the Statement of Additional Information.

================================================================================================================================
                                                                               Class A Shares
                                          --------------------------------------------------------------------------------------
Per Class Share Operating                                                 Year Ended September 30,

                                                                  One month                                           Year ended
Performance:                               1998         1997      ended 1996      1996         1995         1994       8/31/93
Net asset value, beginning of year        $10.72       $10.43       $10.32       $10.41       $10.45       $11.79       $11.21
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
--------------------------------------------------------------------------------------------------------------------------------
 Net investment income                      0.538        0.560        0.046        0.566        0.588        0.623        0.656
--------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
--------------------------------------------------------------------------------------------------------------------------------
  gain (loss) on investments                0.388        0.290        0.112       (0.089)      (0.038)      (0.989)       0.872
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations            0.926        0.850        0.158        0.477        0.550       (0.366)       1.528
--------------------------------------------------------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------------------------------------------------------
 Dividends from net investment income      (0.526)      (0.560)      (0.048)      (0.567)      (0.590)      (0.624)      (0.658)
--------------------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gain         --           --           --           --           --       (0.350)       (0.290)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year              $11.12       $10.72       $10.43       $10.32       $10.41       $10.45       $11.79
--------------------------------------------------------------------------------------------------------------------------------
Total Return(a)                             8.86%        8.39%        1.53%(b)     4.65%        5.58%       (3.33%)      14.43%
--------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
--------------------------------------------------------------------------------------------------------------------------------
 Expenses(e)                                0.87%        0.72%        0.07%(b)     0.75%        0.76%        0.67%        0.68%
--------------------------------------------------------------------------------------------------------------------------------
 Net investment income                      4.98%        5.38%        0.44%(b)     5.41%        5.84%        5.63%        5.68%
--------------------------------------------------------------------------------------------------------------------------------

================================================================================================================================
                                                                                    Class C Shares
                                                  ------------------------------------------------------------------------------
Per Class Share Operating                                                      Year Ended September 30,

                                                                                          One month
Performance:                                       1998                 1997            Ended 9/30/96                1996(c)
Net asset value, beginning of period              $10.72               $10.43               $10.32                  $10.28
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
--------------------------------------------------------------------------------------------------------------------------------
 Net investment income                              0.465                0.485                0.039                   0.068
--------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
--------------------------------------------------------------------------------------------------------------------------------
  gain (loss) on securities                         0.383                0.287                0.113                   0.041
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    0.848                0.772                0.152                   0.109
--------------------------------------------------------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------------------------------------------------------
 Dividends from net investment income              (0.448)              (0.482)              (0.042)                 (0.069)
--------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                   $11.12               $10.72               $10.43                  $10.32
--------------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                     8.09%                7.59%                1.47%(b)                1.16%(b)
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
--------------------------------------------------------------------------------------------------------------------------------
 Expenses                                           1.59%                1.46%                0.13%(b)                0.17%(b)
--------------------------------------------------------------------------------------------------------------------------------
 Net investment income                              4.26%                4.64%                0.38%(b)                0.65%(b)
--------------------------------------------------------------------------------------------------------------------------------

================================================================================================================================
                                                                    Year Ended September 30,
                                      ------------------------------------------------------------------------------------------
                                                                 One month                                          Year ended
Supplemental Data For All Classes:      1998          1997     ended 9/30/96    1996         1995         1994        8/31/93
Net Assets, end of year (000)         $264,405     $273,009      $294,837     $291,611     $296,274     $329,474     $336,291
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                187.26%      121.97%         2.74%      132.37%      100.20%       86.05%       81.34%
--------------------------------------------------------------------------------------------------------------------------------

(a) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(b)   Not annualized.
(c)   From July 15, 1996 commencement of operations for class C shares.

      See Notes to Financial Statements.


8 / The Funds

                                                                 California Fund

LINE GRAPH COMPARISON - California

      Immediately below is a comparison of a $10,000 investment in class A shares to the same investment in both Lipper's average of National tax-free funds and the Lehman Municipal Bond Index, assuming reinvestment of all dividends and distributions.

================================================================================

0               9530              10000              10000              10000
0              11033              11578              11346              11364
0              12087              12684              12421              12402
0              12808              13440              13210              13064
0              14579              15299              15172              14737
0              16185              16984              16842              16139
0              18654              19575              19480              18334
0              17427              18287              18068              17577
0              18931              19865              19557              19258
0              19966              20951              20903              20514
0              21640              22709              22779               2233

================================================================================
            Fund's Average Annual Total Return at Maximum Applicable
             Sales Charge for the Periods Ending September 30, 1998

                  1 Year               5 Years              10 Years (or Life)
--------------------------------------------------------------------------------
Class A(4)         3.20%                 4.45%                    8.03%
--------------------------------------------------------------------------------
Class C(5)         7.59%                   --                     8.53%
--------------------------------------------------------------------------------

CALIFORNIA BONDS - Risk Factors

      Various constitutional and statutory provisions may affect the ability of issuers of California municipal bonds to meet their financial obligations. Decreases in State and local revenues due to such provisions may reduce the ability of California issuers to satisfy their obligations. California's recovery from the early 1990s recession, in which the construction, manufacturing and financial services industries were adversely affected, is now nearly complete. Unemployment levels, although they exceed the national average, have continued to decrease. In addition, while in the early 1990s the State had depended on external borrowing, including borrowing past the end of a fiscal year, to meet its cash needs, the State has not had to resort to such cross-year borrowing after the 1994-95 fiscal year. The substantial budget deficit that was accumulated by the State during the recession, which contributed to a significant reduction in the State's cash resources available to pay its ongoing obligations, has been eliminated.

--------------------------------------------------------------------------------
(1)   Reflects the deduction of the maximum initial sales charge of 4.75%
(2) Performance for the unmanaged Lehman Municipal Bond Index does not reflect transaction costs, management fees or sales charges. An investor cannot invest directly in the Lehman Municipal Bond Index. This index is composed of municipal bonds from many different states and, therefore, it may not be valid to compare to a single-state municipal bond portfolio, such as this Fund.
(3)   Source: Lipper Analytical Services.
(4) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 4.75% applicable to class A shares, with all dividends and distributions reinvested for the periods shown ending September 30, 1998 using the SEC-required uniform method to compute total return. The class A shares inception date is 7/15/96.
(5) The class C shares were first offered on 7/15/96. Performance is at net asset value.


                                                                   The Funds / 9

                                       Connecticut Fund  Symbol: Class A - LACTX

Past Performance - Connecticut

      The chart below shows changes in class A share calendar year total returns without a sales charge. This assumes reinvestment of dividends and distributions. With a sales charge, returns would be less than those shown.

                                "92"        7.9
                                "93"        13.8
                                "94"        -7.7
                                "95"        17.3
                                "96"        4.2
                                "97"        8.8
                                "98"        0

================================================================================

      Comparison of class A shares' average annual total return at maximum sales charge to that of the Lehman Municipal Bond Index which has no sales charge. Assumes reinvestment of dividends and distributions. All periods end on December 31, 1998.

Class                   1 Year       5 Years      10 Years      Inception(i)

A                          .%           .%            .%            .%
--------------------------------------------------------------------------------
Lehman Municipal
Bond Index(ii)             .%           .%            .%            .%
--------------------------------------------------------------------------------

About the fund. The fund is a professionally managed portfolio primarily holding municipal bonds purchased with the pooled money of investors. It strives to reach its stated goal, although as with all funds, it cannot guarantee results and its past performance is not a prediction of future results.

An investment in the fund is not a bank deposit. It is not FDIC-insured or government-endorsed. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

--------------------------------------------------------------------------------
(i)   The date of inception for class A shares is 4/1/91.
(ii) Performance for the unmanaged Lehman Municipal Bond Index does not reflect transaction costs or management fees. An investor cannot invest directly in the Lehman Municipal Bond Index. This index is composed of municipal bonds from many different states and, therefore, it may not be valid to compare to a single-state municipal bond portfolio, such as this Fund.

EXPENSES - Connecticut

      As an investor, you pay certain fees and expenses in connection with the fund, which are described in the fee table below. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of fund assets, so they reduce the fund's share price.

================================================================================
Fee table
================================================================================
                                                                 Class A
Shareholder Transaction Fees
--------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
--------------------------------------------------------------------------------
(as a % of offering price)                                        4.75%
--------------------------------------------------------------------------------
Deferred Sales Charge (See "Purchases")                           none
--------------------------------------------------------------------------------
Annual Fund Operating Expenses (as a % of average net assets)
--------------------------------------------------------------------------------
Management Fees (See "Management")                                0.50%
--------------------------------------------------------------------------------
12b-1 Fees(1)                                                     0.31%
--------------------------------------------------------------------------------
Other Expenses (See "Management")                                 0.10%
--------------------------------------------------------------------------------
Total Operating Expenses                                          0.95%
--------------------------------------------------------------------------------

================================================================================
Expense example
================================================================================
This example, like that in other funds' prospectuses, assumes a $10,000 initial investment at maximum sales charge, if any, 5% total return each year and no changes in expenses. You pay the following expenses over the course of each period shown if you sell your shares at the end of the period. The expenses include any applicable contingent deferred sales charges.

Share class          1 Year          3 Years         5 Years         10 Years

Class A shares        $563             $751            $955            $1544
--------------------------------------------------------------------------------

You would pay the following expenses on the same investment, assuming you kept your shares.

Management fee: The fee paid to Lord Abbett for the fund's investment management.

12b-1 fees: 12b-1 refers to the federal securities regulation that permits funds to pay distribution fees for any activity which is primarily intended to result in the sale of fund shares and service fees for shareholder account service and maintenance.

Other expenses: Fees paid by the fund for miscellaneous items such as transfer agency, custody, accounting, legal and share registration fees.

--------------------------------------------------------------------------------
(1) Because 12b-1 distribution fees (up to: 0.35%- class A) are paid out of the fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Service fees under each class's 12b-1 Plan equal up to 0.25%.


10 / The Funds

                                                                Connecticut Fund

FINANCIAL HIGHLIGHTS - Connecticut

      This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the fund's independent auditors, in conjunction with their annual audits of the fund's financial statements. Financial statement of the fiscal year ended September 30, 1998 and the independent auditors' report thereon appear in the Annual Report to Shareholders for the fiscal year ended September 30, 1998 and are incorporated by reference in the Statement of Additional Information.

========================================================================================================================
                                                                         Class A Shares
                                             ---------------------------------------------------------------------------
Per Class Share Operating                                           Year Ended September 30,

Performance:                                  1998            1997            1996            1995            1994
Net asset value, beginning of year           $10.42          $10.13          $10.12           $9.71          $11.01
------------------------------------------------------------------------------------------------------------------------
Income from investment operations
------------------------------------------------------------------------------------------------------------------------
 Net investment income                         0.521           0.556           0.576           0.579           0.585
------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
------------------------------------------------------------------------------------------------------------------------
  gain (loss) on investments                   0.322           0.287          (0.013)          0.407          (1.1287)
------------------------------------------------------------------------------------------------------------------------
Total from investment operations               0.843           0.843           0.563           0.986          (0.5437)
------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------
 Dividends from net investment income         (0.533)         (0.553)         (0.553)         (0.576)         (0.6038)
------------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gain            --              --              --              --           (0.1525)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                 $10.73          $10.42          $10.13          $10.12           $9.71
------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                8.32%           8.56%           5.70%          10.52%          (5.13%)
------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------
 Expenses                                      0.81%           0.59%           0.38%           0.41%           0.49%
------------------------------------------------------------------------------------------------------------------------
 Net investment income                         4.95%           5.45%           5.66%           5.89%           5.67%
------------------------------------------------------------------------------------------------------------------------

========================================================================================================================
                                                                    Year Ended September 30,
                                          ------------------------------------------------------------------------------
Supplemental Data For All Classes:           1998            1997            1996            1995            1994
Net Assets, end of year (000)              $120,983        $119,909        $122,885        $113,436        $101,619
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                       61.06%          37.09%          63.61%          54.19%          97.42%
------------------------------------------------------------------------------------------------------------------------

(a) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

      See Notes to Financial Statements.


                                                                  The Funds / 11

                                                                Connecticut Fund

LINE GRAPH COMPARISON - Connecticut

      Immediately below is a comparison of a $10,000 investment in class A shares to the same investment in both Lipper's average of National tax-free funds and the Lehman Municipal Bond Index, assuming reinvestment of all dividends and distributions.

================================================================================

0             10000              9525             10000             10000
0             10692             10183             10696             10542
0             11728             11170             11874             11581
0             13542             12899             13733             13172
0             12847             12236             12738             12609
0             14199             13524             13788             13843
0             15007             14294             14736             14592
0             16293             15519             16059             15784

================================================================================
            Fund's Average Annual Total Return at Maximum Applicable
             Sales Charge for the Periods Ending September 30, 1998

                  1 Year               5 Years              10 Years (or Life)
--------------------------------------------------------------------------------
 Class A(4)        3.30%                 5.76%                    7.00%
--------------------------------------------------------------------------------

CONNECTICUT BONDS - Risk Factors

      Connecticut's economy, while traditionally concentrated in the manufacturing sector, has broadened in recent years with growth in service, finance, trade and utilities. The economy continues to improve and recover from its recession in the early 1990s. The average per capita income of Connecticut remains among the highest in the nation. Connecticut's financial performance has also improved in recent years. As of June 30, 1997, the State has provided in full for payment on economic recovery notes issued to fund its accumulated General Fund deficit as of 1991, and the balance in the budget reserve fund from unappropriated surplus was $240.97 million. The State's high level of tax-supported debt remains a concern, however, as it poses a relatively significant burden on the State's revenue base.

--------------------------------------------------------------------------------
(1)   Reflects the deduction of the maximum initial sales charge of 4.75%
(2) Performance for the unmanaged Lehman Municipal Bond Index does not reflect transaction costs, management fees or sales charges. An investor cannot invest directly in the Lehman Municipal Bond Index. This index is composed of municipal bonds from many different states and, therefore, it may not be valid to compare to a single-state municipal bond portfolio, such as this Fund.
(3)   Source: Lipper Analytical Services.
(4) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 4.75% applicable to class A shares, with all dividends and distributions reinvested for the periods shown ending September 30, 1998 using the SEC-required uniform method to compute total return. The class A share inception date is 4/1/91.


12 / The Funds

                                            Hawaii Fund  Symbol: Class A - LAHIX

PAST PERFORMANCE - Hawaii

      The chart below shows changes in class A share calendar year total returns without a sales charge. This assumes reinvestment of dividends and distributions. With a sales charge, returns would be less than those shown.

                                "92"        8.5
                                "93"        14.3
                                "94"        -8.7
                                "95"        18.2
                                "96"        3.8
                                "97"        8.5
                                "98"        0

================================================================================

      Comparison of class A shares' average annual total return at maximum sales charge to that of the Lehman Municipal Bond Index which has no sales charge. Assumes reinvestment of dividends and distributions. All periods end on December 31, 1998.

Class                   1 Year       5 Years      10 Years      Inception(i)

A                          .%           .%            .%            .%
--------------------------------------------------------------------------------
Lehman Municipal
Bond Index(ii)             .%           .%            .%            .%
--------------------------------------------------------------------------------

About the fund. The fund is a professionally managed portfolio primarily holding municipal bonds purchased with the pooled money of investors. It strives to reach its stated goal, although as with all funds, it cannot guarantee results and its past performance is not a prediction of future results.

An investment in the fund is not a bank deposit. It is not FDIC-insured or government-endorsed. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

--------------------------------------------------------------------------------
(i)   The date of inception for class A shares is 10/28/91.
(ii) Performance for the unmanaged Lehman Municipal Bond Index does not reflect transaction costs or management fees. An investor cannot invest directly in the Lehman Municipal Bond Index. This index is composed of municipal bonds from many different states and, therefore, it may not be valid to compare to a single-state municipal bond portfolio, such as this Fund.

EXPENSES - Hawaii

      As an investor, you pay certain fees and expenses in connection with the fund, which are described in the fee table below. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of fund assets, so they reduce the fund's share price.

================================================================================
Fee table
================================================================================
                                                                 Class A
Shareholder Transaction Fees
--------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
--------------------------------------------------------------------------------
(as a % of offering price)                                        4.75%
--------------------------------------------------------------------------------
Deferred Sales Charge (See "Purchases")                           none
--------------------------------------------------------------------------------
Annual Fund Operating Expenses (as a % of average net assets)
--------------------------------------------------------------------------------
Management Fees (See "Management")                                0.50%
--------------------------------------------------------------------------------
12b-1 Fees(1)                                                     0.35%
--------------------------------------------------------------------------------
Other Expenses (See "Management")                                 0.13%
--------------------------------------------------------------------------------
Total Operating Expenses                                          0.98%
--------------------------------------------------------------------------------

================================================================================
Expense example
================================================================================
This example, like that in other funds' prospectuses, assumes a $10,000 initial investment at maximum sales charge, if any, 5% total return each year and no changes in expenses. You pay the following expenses over the course of each period shown if you sell your shares at the end of the period. The expenses include any applicable contingent deferred sales charges.

Share class          1 Year          3 Years         5 Years         10 Years

Class A shares        $570             $772            $991            $1622
--------------------------------------------------------------------------------

You would pay the following expenses on the same investment, assuming you kept your shares.

Management fee: The fee paid to Lord Abbett for the fund's investment management.

12b-1 fees: 12b-1 refers to the federal securities regulation that permits funds to pay distribution fees for any activity which is primarily intended to result in the sale of fund shares and service fees for shareholder account service and maintenance.

Other expenses: Fees paid by the fund for miscellaneous items such as transfer agency, custody, accounting, legal and share registration fees.

--------------------------------------------------------------------------------
(1) Because 12b-1 distribution fees (up to: 0.35%- class A) are paid out of the fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales ch4arges. Service fees under each class's 12b-1 Plan equal up to 0.25%.


                                                                  The Funds / 13

                                                                     Hawaii Fund

FINANCIAL HIGHLIGHTS - Hawaii

      This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the fund's independent auditors, in conjunction with their annual audits of the fund's financial statements. Financial statement of the fiscal year ended September 30, 1998 and the independent auditors' report thereon appear in the Annual Report to Shareholders for the fiscal year ended September 30, 1998 and are incorporated by reference in the Statement of Additional Information.

=====================================================================================================================
                                                                         Class A Shares
                                           --------------------------------------------------------------------------
Per Class Share Operating                                           Year Ended September 30,

Performance:                                  1998             1997            1996           1995            1994
Net asset value, beginning of year            $5.07           $4.93           $4.91           $4.72           $5.34
---------------------------------------------------------------------------------------------------------------------
Income from investment operations
---------------------------------------------------------------------------------------------------------------------
 Net investment income                         0.245           0.266           0.273           0.271           0.2918
---------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
---------------------------------------------------------------------------------------------------------------------
  gain (loss) on investments                   0.180           0.138           0.015           0.198          (0.578)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations               0.425           0.404           0.288           0.469          (0.2862)
---------------------------------------------------------------------------------------------------------------------
Distributions
---------------------------------------------------------------------------------------------------------------------
 Dividends from net investment income         (0.245)         (0.264)         (0.268)         (0.279)         (0.2888)
---------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gain            --              --              --              --           (0.045)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                  $5.25           $5.07           $4.93           $4.91           $4.72
---------------------------------------------------------------------------------------------------------------------
Total Return(a)                                8.59%           8.42%           5.94%          10.30%          (5.54%)
---------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
---------------------------------------------------------------------------------------------------------------------
 Expenses                                      0.92%           0.58%           0.57%           0.58%           0.41%
---------------------------------------------------------------------------------------------------------------------
 Net investment income                         4.78%           5.39%           5.46%           5.74%           5.80%
---------------------------------------------------------------------------------------------------------------------

=====================================================================================================================
                                                                    Year Ended September 30,
                                           --------------------------------------------------------------------------
Supplemental Data For All Classes:            1998            1997            1996            1995            1994
Net Assets, end of year (000)               $80,970         $79,079         $85,344         $86,105         $92,972
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                       52.65%          29.09%          59.46%          70.64%          66.04%
---------------------------------------------------------------------------------------------------------------------

(a) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

      See Notes to Financial Statements.


14 / The Funds

                                                                     Hawaii Fund

LINE GRAPH COMPARISON - Hawaii

      Immediately below is a comparison of a $10,000 investment in class A shares to the same investment in both Lipper's average of National tax-free funds and the Lehman Municipal Bond Index, assuming reinvestment of all dividends and distributions.

================================================================================

0             10000              9520             10000             10000
0             10905             10382             11015             10830
0             12634             12028             12740             12189
0             11934             11360             11816             11791
0             13163             12531             12790             12841
0             13943             13274             13670             13592
0             15117             14392             14897             14685

================================================================================
            Fund's Average Annual Total Return at Maximum Applicable
             Sales Charge for the Periods Ending September 30, 1998

                  1 Year               5 Years              10 Years (or Life)
--------------------------------------------------------------------------------
 Class A(4)        3.20%                 5.73%                    6.33%
--------------------------------------------------------------------------------

HAWAII BONDS - Risk Factors

      Hawaii has exhibited poor economic performance and modest personal income growth since the early 1990s and its economic recovery continues to be slow and uneven. Hawaii's economy is concentrated in retail trade and tourism and also includes constructions, agriculture and military operations. Tourism is a major factor in the economy, and has been harmed by recent financial and economic downturns in Southeast Asia. Construction activity has also declined. Agriculture, dominated by pineapple and sugar production, has experienced increased foreign competition. Economic diversification projects are under way, including expansion of containerized port facilities, aquaculture and other agricultural products, but these projects have not yet had any significant positive effects on the State's overall economy.

      Most government activities, including activities administered in other states on a municipal or county level, such as public education, public hospitals and public welfare, are the State's responsibility. This contributes to the high level of State debt obligations. Revenue is derived primarily from the general excise taxes and individual and corporate tax, and tax revenues have declined.

      Hawaii's county governments (the only units of local government in the State) may issue government obligation bonds, which obligations have further increased, and may continue to increase in the future, the State's high level of overall municipal debt.

--------------------------------------------------------------------------------
(1)   Reflects the deduction of the maximum initial sales charge of 4.75%
(2) Performance for the unmanaged Lehman Municipal Bond Index does not reflect transaction costs, management fees or sales charges. An investor cannot invest directly in the Lehman Municipal Bond Index. This index is composed of municipal bonds from many different states and, therefore, it may not be valid to compare to a single-state municipal bond portfolio, such as this Fund.
(3)   Source: Lipper Analytical Services.
(4) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 4.75% applicable to class A shares, with all dividends and distributions reinvested for the periods shown ending September 30, 1998 using the SEC-required uniform method to compute total return. The class A share inception date is 10/28/91.


                                                                  The Funds / 15

                                        Minnesota Fund   Symbol: Class A - LAMNX

PAST PERFORMANCE - Minnesota

      The chart below shows changes in class A share calendar year total returns without a sales charge. This assumes reinvestment of dividends and distributions. With a sales charge, returns would be less than those shown.

                                "95"        14.5
                                "96"        3.5
                                "97"        8.7
                                "98"        0

================================================================================

      Comparison of class A shares' average annual total return at maximum sales charge to that of the Lehman Municipal Bond Index which has no sales charge. Assumes reinvestment of dividends and distributions. All periods end on December 31, 1998.

Class                  1 Year       5 Years      10 Years      Inception(i)

A                         .%           .%            .%            .%
--------------------------------------------------------------------------------
Lehman Municipal
Bond Index(ii)            .%           .%            .%            .%
--------------------------------------------------------------------------------

About the fund. The fund is a professionally managed portfolio primarily holding municipal bonds purchased with the pooled money of investors. It strives to reach its stated goal, although as with all funds, it cannot guarantee results and its past performance is not a prediction of future results.

An investment in the fund is not a bank deposit. It is not FDIC-insured or government-endorsed. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

--------------------------------------------------------------------------------
(i)   The date of inception for class A shares is 12/27/94.
(ii) Performance for the unmanaged Lehman Municipal Bond Index does not reflect transaction costs or management fees. An investor cannot invest directly in the Lehman Municipal Bond Index. This index is composed of municipal bonds from many different states and, therefore, it may not be valid to compare to a single-state municipal bond portfolio, such as this Fund.

EXPENSES - Minnesota

      As an investor, you pay certain fees and expenses in connection with the fund, which are described in the fee table below. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of fund assets, so they reduce the fund's share price.

================================================================================
Fee table
================================================================================
                                                                 Class A
Shareholder Transaction Fees
--------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
--------------------------------------------------------------------------------
(as a % of offering price)                                        4.75%
--------------------------------------------------------------------------------
Deferred Sales Charge (See "Purchases")                           none
--------------------------------------------------------------------------------
Annual Fund Operating Expenses (as a % of average net assets)
--------------------------------------------------------------------------------
Management Fees (See "Management")                                0.00%
--------------------------------------------------------------------------------
12b-1 Fees(1)                                                     0.00%
--------------------------------------------------------------------------------
Other Expenses (See "Management")                                 0.07%
--------------------------------------------------------------------------------
Total Operating Expenses                                          0.27%
--------------------------------------------------------------------------------

================================================================================
Expense example
================================================================================
This example, like that in other funds' prospectuses, assumes a $10,000 initial investment at maximum sales charge, if any, 5% total return each year and no changes in expenses. You pay the following expenses over the course of each period shown if you sell your shares at the end of the period. The expenses include any applicable contingent deferred sales charges.

Share class          1 Year          3 Years         5 Years         10 Years

Class A shares        $501             $558            $620            $803
--------------------------------------------------------------------------------

You would pay the following expenses on the same investment, assuming you kept your shares.

Management fee: The fee paid to Lord Abbett for the fund's investment management.

12b-1 fees: 12b-1 refers to the federal securities regulation that permits funds to pay distribution fees for any activity which is primarily intended to result in the sale of fund shares and service fees for shareholder account service and maintenance.

Other expenses: Fees paid by the fund for miscellaneous items such as transfer agency, custody, accounting, legal and share registration fees.

--------------------------------------------------------------------------------
(1) Because 12b-1 distribution fees (up to: 0.35%- class A) are paid out of the fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Service fees under each class's 12b-1 Plan equal up to 0.25%.


16 / The Funds

FINANCIAL HIGHLIGHTS - Minnesota

     This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the fund's independent auditors, in conjunction with their annual audits of the fund's financial statements. Financial statement of the fiscal year ended September 30, 1998 and the independent auditors' report thereon appear in the Annual Report to Shareholders for the fiscal year ended September 30, 1998 and are incorporated by reference in the Statement of Additional Information.

==========================================================================================================
                                                                    Class A Shares
                                                ----------------------------------------------------------
Per Class Share Operating                                        Year Ended September 30,

Performance:                                      1998             1997             1996           1995(c)
Net asset value, beginning of year               $5.05            $4.90            $5.01            $4.76
----------------------------------------------------------------------------------------------------------
Income from investment operations
----------------------------------------------------------------------------------------------------------
 Net investment income                            0.265            0.273            0.294            0.230
----------------------------------------------------------------------------------------------------------
 Net realized and unrealized
----------------------------------------------------------------------------------------------------------
  gain (loss) on investments                      0.134            0.155           (0.078)           0.249
----------------------------------------------------------------------------------------------------------
Total from investment operations                  0.399            0.428            0.216            0.479
----------------------------------------------------------------------------------------------------------
Distributions
----------------------------------------------------------------------------------------------------------
 Dividends from net investment income            (0.269)          (0.278)          (0.286)          (0.229)
----------------------------------------------------------------------------------------------------------
 Distributions from net realized gain               --               --            (0.04)              --
----------------------------------------------------------------------------------------------------------
Net asset value, end of year                     $5.18            $5.05            $4.90            $5.01
----------------------------------------------------------------------------------------------------------
Total Return(a)                                   8.11%            8.97%            4.44%           10.22%
----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
----------------------------------------------------------------------------------------------------------
 Expenses                                         0.27%            0.36%            0.00%            0.00%
----------------------------------------------------------------------------------------------------------
 Net investment income                            5.19%            5.51%            5.91%            4.58%
----------------------------------------------------------------------------------------------------------

==========================================================================================================
                                                                 Year Ended September 30,
                                                ----------------------------------------------------------
Supplemental Data For All Classes:              1998              1997             1996             1995
Net Assets, end of year (000)                  $14,399          $10,510           $8,047           $4,315
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                          40.65%           41.45%           43.08%          121.41%
----------------------------------------------------------------------------------------------------------

(a) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(b)   Not annualized.
(c)   From December 27, 1994, commencement of operations for class A shares.

      See Notes to Financial Statements.


                                                                  The Funds / 17

                                                                  Minnesota Fund

LINE GRAPH COMPARISON - Minnesota

      Immediately below is a comparison of a $10,000 investment in class A shares to the same investment in both Lipper's average of National tax-free funds and the Lehman Municipal Bond Index, assuming reinvestment of all dividends and distributions.

================================================================================

0             10000              9520             10000             10000
0             11022             10493             11139             11062
0             11512             10959             11906             11638
0             12543             11942             12974             12545

================================================================================
            Fund's Average Annual Total Return at Maximum Applicable
             Sales Charge for the Periods Ending September 30, 1998

                  1 Year               5 Years              10 Years (or Life)
--------------------------------------------------------------------------------
Class A(4)        0.00%                 0.00%                    0.00%
--------------------------------------------------------------------------------

MINNESOTA BONDS - Risk Factors

      Minnesota's significant public debt includes the State's general obligation debt, as well as university and other agency debt that is not an obligation of the State. The State relies heavily on individual, sales and corporate income taxes for revenues, all of which are sensitive to economic conditions and could be adversely affected by an economic downturn.

--------------------------------------------------------------------------------
(1)   Reflects the deduction of the maximum initial sales charge of 4.75%
(2) Performance for the unmanaged Lehman Municipal Bond Index does not reflect transaction costs, management fees or sales charges. An investor cannot invest directly in the Lehman Municipal Bond Index. This index is composed of municipal bonds from many different states and, therefore, it may not be valid to compare to a single-state municipal bond portfolio, such as this Fund.
(3)   Source: Lipper Analytical Services.
(4) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 4.75% applicable to class A shares, with all dividends and distributions reinvested for the periods shown ending September 30, 1998 using the SEC-required uniform method to compute total return. The class A share inception date is 12/27/94.


18 / The Funds

                                          Missouri Fund  Symbol: Class A - LAMOX

PAST PERFORMANCE - Missouri

      The chart below shows changes in class A share calendar year total returns without a sales charge. This assumes reinvestment of dividends and distributions. With a sales charge, returns would be less than those shown.

                                "92"        9
                                "93"        14.6
                                "94"        -9.1
                                "95"        17.2
                                "96"        3.7
                                "97"        8.5
                                "98"        0

================================================================================

      Comparison of class A shares' average annual total return at maximum sales charge to that of the Lehman Municipal Bond Index which has no sales charge. Assumes reinvestment of dividends and distributions. All periods end on December 31, 1998.

Class                   1 Year       5 Years      10 Years      Inception(i)

A                         .%           .%            .%            .%
--------------------------------------------------------------------------------
Lehman Municipal
Bond Index(ii)            .%           .%            .%            .%
--------------------------------------------------------------------------------

About the fund. The fund is a professionally managed portfolio primarily holding municipal bonds purchased with the pooled money of investors. It strives to reach its stated goal, although as with all funds, it cannot guarantee results and its past performance is not a prediction of future results.

An investment in the fund is not a bank deposit. It is not FDIC-insured or government-endorsed. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

--------------------------------------------------------------------------------
(i)   The date of inception for class A shares is A -5/31/91.
(ii) Performance for the unmanaged Lehman Municipal Bond Index does not reflect transaction costs or management fees. An investor cannot invest directly in the Lehman Municipal Bond Index. This index is composed of municipal bonds from many different states and, therefore, it may not be valid to compare to a single-state municipal bond portfolio, such as this Fund.

EXPENSES - Missouri

      As an investor, you pay certain fees and expenses in connection with the fund, which are described in the fee table below. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of fund assets, so they reduce the fund's share price.

================================================================================
Fee table
================================================================================
                                                                 Class A
Shareholder Transaction Fees
--------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
--------------------------------------------------------------------------------
(as a % of offering price)                                        4.75%
--------------------------------------------------------------------------------
Deferred Sales Charge (See "Purchases")                           none
--------------------------------------------------------------------------------
Annual Fund Operating Expenses (as a % of average net assets)
--------------------------------------------------------------------------------
Management Fees (See "Management")                                0.50%
--------------------------------------------------------------------------------
12b-1 Fees(1)                                                     0.35%
--------------------------------------------------------------------------------
Other Expenses (See "Management")                                 0.13%
--------------------------------------------------------------------------------
Total Operating Expenses                                          0.98%
--------------------------------------------------------------------------------

================================================================================
Expense example
================================================================================
This example, like that in other funds' prospectuses, assumes a $10,000 initial investment at maximum sales charge, if any, 5% total return each year and no changes in expenses. You pay the following expenses over the course of each period shown if you sell your shares at the end of the period. The expenses include any applicable contingent deferred sales charges.

Share class          1 Year         3 Years          5 Years         10 Years

Class A shares        $570            $772            $991            $1622
--------------------------------------------------------------------------------

You would pay the following expenses on the same investment, assuming you kept your shares.

Management fee: The fee paid to Lord Abbett for the fund's investment management.

12b-1 fees: 12b-1 refers to the federal securities regulation that permits funds to pay distribution fees for any activity which is primarily intended to result in the sale of fund shares and service fees for shareholder account service and maintenance.

Other expenses: Fees paid by the fund for miscellaneous items such as transfer agency, custody, accounting, legal and share registration fees.

--------------------------------------------------------------------------------
(1) Because 12b-1 distribution fees (up to: 0.35%- class A) are paid out of the fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Service fees under each class's 12b-1 Plan equal up to 0.25%.


                                                                  The Funds / 19

                                                                   Missouri Fund

FINANCIAL HIGHLIGHTS - Missouri

      This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the fund's independent auditors, in conjunction with their annual audits of the fund's financial statements. Financial statement of the fiscal year ended September 30, 1998 and the independent auditors' report thereon appear in the Annual Report to Shareholders for the fiscal year ended September 30, 1998 and are incorporated by reference in the Statement of Additional Information.

===============================================================================================================================
                                                                                 Class A Shares
                                                -------------------------------------------------------------------------------
Per Class Share Operating                                                    Year Ended September 30,

Performance:                                    1998              1997              1996              1995              1994
Net asset value, beginning of year              $5.22             $5.08             $5.08             $4.88            $5.51
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
-------------------------------------------------------------------------------------------------------------------------------
 Net investment income                           0.253             0.268             0.267             0.277            0.2926
-------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
-------------------------------------------------------------------------------------------------------------------------------
  gain (loss) on investments                     0.142             0.138             0.008             0.204           (0.5681)
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                 0.395             0.406             0.275             0.481           (0.2755)
-------------------------------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------------------------------
 Dividends from net investment income           (0.255)           (0.266)           (0.275)           (0.281)          (0.297)
-------------------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gain              --                --                --                --            (0.0575)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                    $5.36             $5.22             $5.08             $5.08            $4.88
-------------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                  7.75%             8.22%             5.54%            10.21%           (5.22%)
-------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
-------------------------------------------------------------------------------------------------------------------------------
 Expenses                                        0.92%             0.70%             0.77%             0.74%            0.60%
-------------------------------------------------------------------------------------------------------------------------------
 Net investment income                           4.80%             5.22%             5.21%             5.61%            5.60%
-------------------------------------------------------------------------------------------------------------------------------

===============================================================================================================================
                                                                         Year Ended September 30,
                                             ----------------------------------------------------------------------------------
Supplemental Data For All Classes:             1998              1997              1996              1995              1994
Net Assets, end of year (000)                $144,155          $140,280          $134,144          $131,823          $119,690
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                         72.89%            27.34%            93.17%            58.17%            50.59%
-------------------------------------------------------------------------------------------------------------------------------

(a) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

      See Notes to Financial Statements.


20 / The Funds

                                                                   Missouri Fund

LINE GRAPH COMPARISON - Missouri

      Immediately below is a comparison of a $10,000 investment in class A shares to the same investment in both Lipper's average of National tax-free funds and the Lehman Municipal Bond Index, assuming reinvestment of all dividends and distributions.

================================================================================

0              10000               9524              10000              10000
0              10546              10044              10409              10359
0              11756              11196              11555              11384
0              13378              12741              13365              12948
0              12679              12075              12396              12630
0              13973              13307              13418              13630
0              14747              14045              14341              14362
0              15959              15199              15629              15547

================================================================================
            Fund's Average Annual Total Return at Maximum Applicable
             Sales Charge for the Periods Ending September 30, 1998

                  1 Year               5 Years              10 Years (or Life)
--------------------------------------------------------------------------------
Class A(4)         3.10%                 5.27%                     6.83%
--------------------------------------------------------------------------------

MISSOURI BONDS - Risk Factors

      Economic reversals in either Kansas City or St. Louis metropolitan areas, whose Missouri portions together contain a significant portion of the State's population, would have a major impact on the State's overall economic condition. Missouri's unemployment levels have steadily declined and have remained below the national average since 1991, as employment levels have continued to grow. Changes in military appropriations, which play an important role in the State's economy, could adversely affect unemployment rates. As discussed in the Statement of Additional Information, payment on Missouri municipal bonds could be adversely affected by certain provisions of the Constitution of Missouri.

--------------------------------------------------------------------------------
(1)   Reflects the deduction of the maximum initial sales charge of 4.75%
(2) Performance for the unmanaged Lehman Municipal Bond Index does not reflect transaction costs, management fees or sales charges. An investor cannot invest directly in the Lehman Municipal Bond Index. This index is composed of municipal bonds from many different states and, therefore, it may not be valid to compare to a single-state municipal bond portfolio, such as this Fund.
(3)   Source: Lipper Analytical Services.
(4) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 4.75% applicable to class A shares, with all dividends and distributions reinvested for the periods shown ending September 30, 1998 using the SEC-required uniform method to compute total return. The class A share inception date is 5/31/91.



                                                                  The Funds / 21

                                        New Jersey Fund  Symbol: Class A - LANJX

PAST PERFORMANCE - New Jersey

      The chart below shows changes in class A share calendar year total returns without a sales charge. This assumes reinvestment of dividends and distributions. With a sales charge, returns would be less than those shown.

                                "92"        9.2
                                "93"        14.3
                                "94"        -6.8
                                "95"        17.2
                                "96"        4.1
                                "97"        8.9
                                "98"        0

================================================================================

      Comparison of class A shares' average annual total return at maximum sales charge to that of the Lehman Municipal Bond Index which has no sales charge. Assumes reinvestment of dividends and distributions. All periods end on December 31, 1998.

Class                   1 Year       5 Years      10 Years      Inception(i)

A                          .%           .%            .%            .%
--------------------------------------------------------------------------------
Lehman Municipal
Bond Index(ii)             .%           .%            .%            .%
--------------------------------------------------------------------------------

About the fund. The fund is a professionally managed portfolio primarily holding municipal bonds purchased with the pooled money of investors. It strives to reach its stated goal, although as with all funds, it cannot guarantee results and its past performance is not a prediction of future results.

An investment in the fund is not a bank deposit. It is not FDIC-insured or government-endorsed. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

--------------------------------------------------------------------------------
(i)   The date of inception for class A shares is 1/2/91.
(ii) Performance for the unmanaged Lehman Municipal Bond Index does not reflect transaction costs or management fees. An investor cannot invest directly in the Lehman Municipal Bond Index. This index is composed of municipal bonds from many different states and, therefore, it may not be valid to compare to a single-state municipal bond portfolio, such as this Fund.

EXPENSES - New Jersey

      As an investor, you pay certain fees and expenses in connection with the fund, which are described in the fee table below. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of fund assets, so they reduce the fund's share price.

================================================================================
Fee table
================================================================================
                                                                 Class A
Shareholder Transaction Fees
--------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
--------------------------------------------------------------------------------
(as a % of offering price)                                        4.75%
--------------------------------------------------------------------------------
Deferred Sales Charge (See "Purchases")                           none
--------------------------------------------------------------------------------
Annual Fund Operating Expenses (as a % of average net assets)
--------------------------------------------------------------------------------
Management Fees (See "Management")                                0.50%
--------------------------------------------------------------------------------
12b-1 Fees(1)                                                     0.26%
--------------------------------------------------------------------------------
Other Expenses (See "Management")                                 0.11%
--------------------------------------------------------------------------------
Total Operating Expenses                                          0.96%
--------------------------------------------------------------------------------

================================================================================
Expense example
================================================================================
This example, like that in other funds' prospectuses, assumes a $10,000 initial investment at maximum sales charge, if any, 5% total return each year and no changes in expenses. You pay the following expenses over the course of each period shown if you sell your shares at the end of the period. The expenses include any applicable contingent deferred sales charges.

Share class          1 Year          3 Years         5 Years         10 Years

Class A shares        $568             $766            $981            $1599
--------------------------------------------------------------------------------

You would pay the following expenses on the same investment, assuming you kept your shares.

Management fee: The fee paid to Lord Abbett for the fund's investment management.

12b-1 fees: 12b-1 refers to the federal securities regulation that permits funds to pay distribution fees for any activity which is primarily intended to result in the sale of fund shares and service fees for shareholder account service and maintenance.

Other expenses: Fees paid by the fund for miscellaneous items such as transfer agency, custody, accounting, legal and share registration fees.

--------------------------------------------------------------------------------
(1) Because 12b-1 distribution fees (up to: 0.35%- class A) are paid out of the fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Service fees under each class's 12b-1 Plan equal up to 0.25%.


22 / The Funds

                                                                 New Jersey Fund

FINANCIAL HIGHLIGHTS - New Jersey

      This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the fund's independent auditors, in conjunction with their annual audits of the fund's financial statements. Financial statement of the fiscal year ended September 30, 1998 and the independent auditors' report thereon appear in the Annual Report to Shareholders for the fiscal year ended September 30, 1998 and are incorporated by reference in the Statement of Additional Information.

===========================================================================================================================
                                                                              Class A Shares
                                               ----------------------------------------------------------------------------
Per Class Share Operating                                                 Year Ended September 30,

Performance:                                    1998             1997             1996             1995             1994
Net asset value, beginning of year             $5.32            $5.18            $5.14            $4.95            $5.55
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations
---------------------------------------------------------------------------------------------------------------------------
 Net investment income                          0.262            0.272            0.277            0.287            0.300
---------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
---------------------------------------------------------------------------------------------------------------------------
  gain (loss) on investments                    0.223            0.144            0.041            0.192           (0.507)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                0.485            0.416            0.318            0.479           (0.207)
---------------------------------------------------------------------------------------------------------------------------
Distributions
---------------------------------------------------------------------------------------------------------------------------
 Dividends from net investment income          (0.265)          (0.276)          (0.278)          (0.289)          (0.303)
---------------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gain             --               --               --               --            (0.09)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                   $5.54            $5.32            $5.18            $5.14            $4.95
---------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                 9.34%            8.25%            6.29%            9.98%           (3.91%)
---------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
---------------------------------------------------------------------------------------------------------------------------
 Expenses                                       0.86%            0.82%            0.79%            0.72%            0.51%
---------------------------------------------------------------------------------------------------------------------------
 Net investment income                          4.85%            5.21%            5.31%            5.73%            5.76%
---------------------------------------------------------------------------------------------------------------------------

===========================================================================================================================
                                                                     Year Ended September 30,
                                            -------------------------------------------------------------------------------
Supplemental Data For All Classes:            1998             1997             1996             1995             1994
Net Assets, end of year (000)               $186,127         $184,465         $186,402         $191,562         $184,230
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                       118.38%          154.80%          171.63%          133.11%           75.62%
---------------------------------------------------------------------------------------------------------------------------

(a) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

      See Notes to Financial Statements.


                                                                  The Funds / 23

                                                                 New Jersey Fund

LINE GRAPH COMPARISON - New Jersey

      Immediately below is a comparison of a $10,000 investment in class A shares to the same investment in both Lipper's average of National tax-free funds and the Lehman Municipal Bond Index, assuming reinvestment of all dividends and distributions.

================================================================================

0              10000               9524              10000              10000
0              10998              10474              10933              10877
0              12154              11575              12137              11970
0              14009              13342              14038              13956
0              13461              12821              13020              13055
0              14805              14100              14093              14252
0              15737              14987              15063              15014
0              17035              16223              16415              16227

================================================================================
            Fund's Average Annual Total Return at Maximum Applicable
             Sales Charge for the Periods Ending September 30, 1998

                  1 Year               5 Years              10 Years (or Life)
--------------------------------------------------------------------------------
Class A(4)        3.10%                 5.93%                    7.43%
--------------------------------------------------------------------------------

NEW JERSEY BONDS - Risk Factors

      The State's economy has been steadily improving since the recent recession as shown by employment gains and growth in other economic activity. New Jersey is a major recipient of federal assistance. Hence, a decrease in federal financial assistance may adversely affect New Jersey's financial condition. In an attempt to ensure that local governmental entities remain on a sound financial basis. State law restricts total appropriations increases to 5% annually for such entities, with certain exceptions. Statutory or legislative restrictions of such character may adversely affect a municipality's or any other bond-issuing authority's ability to repay its obligations.

--------------------------------------------------------------------------------
(1)   Reflects the deduction of the maximum initial sales charge of 4.75%
(2) Performance for the unmanaged Lehman Municipal Bond Index does not reflect transaction costs, management fees or sales charges. An investor cannot invest directly in the Lehman Municipal Bond Index. This index is composed of municipal bonds from many different states and, therefore, it may not be valid to compare to a single-state municipal bond portfolio, such as this Fund.
(3)   Source: Lipper Analytical Services.
(4) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 4.75% applicable to class A shares, with all dividends and distributions reinvested for the periods shown ending September 30, 1998 using the SEC-required uniform method to compute total return. The class A share inception date is 1/2/91.


24 / The Funds

                                         New York Fund  Symbols: Class A - LANYX
                                                                 Class C - NYLAX

PAST PERFORMANCE - New York

      The chart below shows changes in class A share calendar year total returns without a sales charge. This assumes reinvestment of dividends and distributions. With a sales charge, returns would be less than those shown.

                                "89"        9.3
                                "90"        6.3
                                "91"        13.7
                                "92"        8.9
                                "93"        12.7
                                "94"        -9.3
                                "95"        15.9
                                "96"        3.7
                                "97"        8.5
                                "98"        0

================================================================================

      Comparison of class A shares' average annual total return at maximum sales charge to that of the Lehman Municipal Bond Index which has no sales charge. Assumes reinvestment of dividends and distributions. All periods end on December 31, 1998.

Class                  1 Year       5 Years      10 Years      Inception(i)

A                         .%           .%            .%            .%
--------------------------------------------------------------------------------
C                         .%          --            --             .%
--------------------------------------------------------------------------------
Lehman Municipal
Bond Index(ii)            .%           .%            .%            .%

About the fund. The fund is a professionally managed portfolio primarily holding municipal bonds purchased with the pooled money of investors. It strives to reach its stated goal, although as with all funds, it cannot guarantee results and its past performance is not a prediction of future results.

An investment in the fund is not a bank deposit. It is not FDIC-insured or government-endorsed. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

--------------------------------------------------------------------------------
(i) The dates of inception for each class are as follows: A -4/2/84; and C -7/15/96.
(ii) Performance for the unmanaged Lehman Municipal Bond Index does not reflect transaction costs or management fees. An investor cannot invest directly in the Lehman Municipal Bond Index. This index is composed of municipal bonds from many different states and, therefore, it may not be valid to compare to a single-state municipal bond portfolio, such as this Fund.

EXPENSES - New York

      As an investor, you pay certain fees and expenses in connection with the fund, which are described in the fee table below. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of fund assets, so they reduce the fund's share price.

================================================================================
Fee table
================================================================================
                                         Class A              Class C
Shareholder Transaction Fees
--------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
--------------------------------------------------------------------------------
(as a % of offering price)                 4.75%               none
--------------------------------------------------------------------------------
Deferred Sales Charge (See "Purchases")    none               1.00%(1)
--------------------------------------------------------------------------------
Annual Fund Operating Expenses (as a % of average net assets)
--------------------------------------------------------------------------------
Management Fees (See "Management")         0.50%                0.50%
--------------------------------------------------------------------------------
12b-1 Fees(2)                              0.35%                1.00%
--------------------------------------------------------------------------------
Other Expenses (See "Management")          0.10%                0.10%
--------------------------------------------------------------------------------
Total Operating Expenses                   0.95%                1.60%
--------------------------------------------------------------------------------

================================================================================
Expense example
================================================================================
This example, like that in other funds' prospectuses, assumes a $10,000 initial investment at maximum sales charge, if any, 5% total return each year and no changes in expenses. You pay the following expenses over the course of each period shown if you sell your shares at the end of the period. The expenses include any applicable contingent deferred sales charges.

Share class          1 Year          3 Years         5 Years         10 Years

Class A shares        $567             $763            $976            $1588
--------------------------------------------------------------------------------
Class C shares        $163             $505            $871            $1902
--------------------------------------------------------------------------------

You would pay the following expenses on the same investment, assuming you kept your shares.

Class A shares        $567             $763            $976            $1588
--------------------------------------------------------------------------------
Class C shares        $163             $505            $871            $1902
--------------------------------------------------------------------------------

This example is for comparison and is not a representation of the fund's actual expenses or returns, either past or present.

Management fee: The fee paid to Lord Abbett for the fund's investment management.

12b-1 fees: 12b-1 refers to the federal securities regulation that permits funds to pay distribution fees for any activity which is primarily intended to result in the sale of fund shares and service fees for shareholder account service and maintenance.

Other expenses: Fees paid by the fund for miscellaneous items such as transfer agency, custody, accounting, legal and share registration fees.

--------------------------------------------------------------------------------
(1)   1.00% if shares are redeemed before 1st anniversary of purchase.
(2)   Because 12b-1 distribution fees (up to: 0.35%- class A; and 0.75%- class
      C) are paid out of the fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Service fees under each class's 12b-1 Plan equal up to 0.25%.


                                                                  The Funds / 25

                                                                   New York Fund

FINANCIAL HIGHLIGHTS - New York

      This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the fund's independent auditors, in conjunction with their annual audits of the fund's financial statements. Financial statement of the fiscal year ended September 30, 1998 and the independent auditors' report thereon appear in the Annual Report to Shareholders for the fiscal year ended September 30, 1998 and are incorporated by reference in the Statement of Additional Information.

=================================================================================================================
                                                                         Class A Shares
                                            ---------------------------------------------------------------------
Per Class Share Operating                                           Year Ended September 30,

Performance:                                 1998           1997           1996           1995           1994
Net asset value, beginning of year          $11.03         $10.78         $10.85         $10.54         $12.27
-----------------------------------------------------------------------------------------------------------------
Income from investment operations
-----------------------------------------------------------------------------------------------------------------
 Net investment income                        0.562          0.578          0.597          0.610          0.649
-----------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
-----------------------------------------------------------------------------------------------------------------
  gain (loss) on investments                  0.408          0.262          (0.081)        0.316         (1.3665)
-----------------------------------------------------------------------------------------------------------------
Total from investment operations              0.970          0.840          0.516          0.926         (0.7175)
-----------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------------------------------
 Dividends from net investment income        (0.570)        (0.590)        (0.586)        (0.616)        (0.6475)
-----------------------------------------------------------------------------------------------------------------
 Distributions from net realized gain           --             --             --             --          (0.365)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of year                $11.43         $11.03         $10.78         $10.85         $10.54
-----------------------------------------------------------------------------------------------------------------
Total Return(a)                               9.03%          8.01%          4.87%          9.12%         (6.21%)
-----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
-----------------------------------------------------------------------------------------------------------------
 Expenses                                     0.85%          0.85%          0.81%          0.82%          0.83%
-----------------------------------------------------------------------------------------------------------------
 Net investment income                        5.06%          5.35%          5.54%          5.83%          5.72%
-----------------------------------------------------------------------------------------------------------------

=================================================================================================================
                                                                            Class C Shares
                                                     ------------------------------------------------------------
Per Class Share Operating                                               Year Ended September 30,

Performance:                                         1998                    1997                     1996(c)
Net asset value, beginning of period                $11.02                  $10.78                   $10.63
-----------------------------------------------------------------------------------------------------------------
Income from investment operations
-----------------------------------------------------------------------------------------------------------------
Net investment income                                 0.485                   0.483                    0.111
-----------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
-----------------------------------------------------------------------------------------------------------------
  gain (loss) on securities                           0.402                   0.267                    0.152
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                      0.887                   0.750                    0.263
-----------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------------------------------
 Dividends from net investment income                (0.487)                 (0.510)                  (0.113)
-----------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                     $11.42                  $11.02                   $10.78
-----------------------------------------------------------------------------------------------------------------
Total Return(a)                                       8.34%                   7.13%                    2.48%(b)
-----------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
-----------------------------------------------------------------------------------------------------------------
 Expenses                                             1.57%                   1.57%                    0.34%(b)
-----------------------------------------------------------------------------------------------------------------
 Net investment income                                4.32%                   4.60%                    1.04%(b)
-----------------------------------------------------------------------------------------------------------------

=================================================================================================================
                                                                    Year Ended September 30,
                                       --------------------------------------------------------------------------
Supplemental Data For All Classes:       1998            1997            1996            1995            1994
Net Assets, end of year (000)          $290,257        $300,490        $319,553        $331,618        $338,539
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                   64.63%         110.28%          64.25%         105.62%         149.13%
-----------------------------------------------------------------------------------------------------------------

(a) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(b)   Not annualized.
(c)   From July 15, 1996 commencement of operations for class C shares.

      See Notes to Financial Statements.


26 / The Funds

                                                                   New York Fund

LINE GRAPH COMPARISON - New York

      Immediately below is a comparison of a $10,000 investment in class A shares to the same investment in both Lipper's average of National tax-free funds and the Lehman Municipal Bond Index, assuming reinvestment of all dividends and distributions.

================================================================================

0              10000               9527              10000              10000
0              11495              10952              11346              11339
0              12545              11952              12421              12300
0              13212              12589              13210              12842
0              15077              14364              15172              14397
0              16688              15900              16842              15939
0              19016              18117              19840              18126
0              17835              16992              18068              17338
0              19463              18543              19557              18853
0              20411              19447              20903              19900
0              22045              21004              22779              21585

================================================================================
            Fund's Average Annual Total Return at Maximum Applicable
             Sales Charge for the Periods Ending September 30, 1998

                 1 Year               5 Years               10 Years (or Life)
--------------------------------------------------------------------------------
Class A(4)        2.80%                 4.70%                     7.71%
--------------------------------------------------------------------------------
Class C(5)        7.13%                   --                      8.00%
--------------------------------------------------------------------------------

NEW YORK BONDS - Risk Factors

      New York State has recorded balanced budgets on a cash basis for its last six fiscal years. While the State budget for fiscal 1998-99 again calls for a balanced budget, gaps between actual revenues and expenditures may arise in the current year and in future fiscal years. Because the State, New York City, the State's other political subdivisions and the State Authorities, all of which borrow money, are or are perceived in the marketplace to be financially interdependent, financial difficulty experienced by one can adversely affect the market value and marketability of obligations issued by others. The State's credit is presently involved with the indebtedness of the Authorities because of the State's guarantee or other support. This indebtedness is substantial. The Authorities are likely to require further financial assistance from the State. During the last several fiscal years, New York City has been required to take actions to close substantial budget gaps in order to maintain balanced budgets. Similar shortfalls and budget gaps have been predicted for future years and will require further action by the City's government.

--------------------------------------------------------------------------------
(1)   Reflects the deduction of the maximum initial sales charge of 4.75%
(2) Performance for the unmanaged Lehman Municipal Bond Index does not reflect transaction costs, management fees or sales charges. An investor cannot invest directly in the Lehman Municipal Bond Index. This index is composed of municipal bonds from many different states and, therefore, it may not be valid to compare to a single-state municipal bond portfolio, such as this Fund.
(3)   Source: Lipper Analytical Services.
(4) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 4.75% applicable to class A shares, with all dividends and distributions reinvested for the periods shown ending September 30, 1998 using the SEC-required uniform method to compute total return. The class A share inception date is 4/2/84.
(5) The class C shares were first offered on 7/15/96. Performance is at net asset value.


                                                                  The Funds / 27

                                             Texas Fund  Symbol: Class A - LATIX

PAST PERFORMANCE - Texas

      The chart below shows changes in class A share calendar year total returns without a sales charge. This assumes reinvestment of dividends and distributions. With a sales charge, returns would be less than those shown.

                                "89"        10.7
                                "90"        7.7
                                "91"        13.2
                                "92"        8.7
                                "93"        13
                                "94"        -6.9
                                "95"        18
                                "96"        4
                                "97"        9.7
                                "98"        0

================================================================================

      Comparison of class A shares' average annual total return at maximum sales charge to that of the Lehman Municipal Bond Index which has no sales charge. Assumes reinvestment of dividends and distributions. All periods end on December 31, 1998.

Class                  1 Year       5 Years      10 Years      Inception(i)

A                         .%           .%            .%            .%
--------------------------------------------------------------------------------
Lehman Municipal
Bond Index(ii)            .%           .%            .%            .%
--------------------------------------------------------------------------------

About the fund. The fund is a professionally managed portfolio primarily holding municipal bonds purchased with the pooled money of investors. It strives to reach its stated goal, although as with all funds, it cannot guarantee results and its past performance is not a prediction of future results.

An investment in the fund is not a bank deposit. It is not FDIC-insured or government-endorsed. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

--------------------------------------------------------------------------------
(i)   The date of inception for class A shares is 1/20/87.
(ii) Performance for the unmanaged Lehman Municipal Bond Index does not reflect transaction costs or management fees. An investor cannot invest directly in the Lehman Municipal Bond Index. This index is composed of municipal bonds from many different states and, therefore, it may not be valid to compare to a single-state municipal bond portfolio, such as this Fund.

EXPENSES - Texas

      As an investor, you pay certain fees and expenses in connection with the fund, which are described in the fee table below. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of fund assets, so they reduce the fund's share price.

================================================================================
Fee table
================================================================================
                                                                 Class A
Shareholder Transaction Fees
--------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
--------------------------------------------------------------------------------
(as a % of offering price)                                        4.75%
--------------------------------------------------------------------------------
Deferred Sales Charge (See "Purchases")                           none
--------------------------------------------------------------------------------
Annual Fund Operating Expenses (as a % of average net assets)
--------------------------------------------------------------------------------
Management Fees (See "Management")                                0.50%
--------------------------------------------------------------------------------
12b-1 Fees(1)                                                     0.35%
--------------------------------------------------------------------------------
Other Expenses (See "Management")                                 0.12%
--------------------------------------------------------------------------------
Total Operating Expenses                                          0.97%
--------------------------------------------------------------------------------

================================================================================
Expense example
================================================================================
This example, like that in other funds' prospectuses, assumes a $10,000 initial investment at maximum sales charge, if any, 5% total return each year and no changes in expenses. You pay the following expenses over the course of each period shown if you sell your shares at the end of the period. The expenses include any applicable contingent deferred sales charges.

Share class          1 Year         3 Years          5 Years         10 Years

Class A shares        $569            $769             $986            $1611
--------------------------------------------------------------------------------

You would pay the following expenses on the same investment, assuming you kept your shares.

Management fee: The fee paid to Lord Abbett for the fund's investment management.

12b-1 fees: 12b-1 refers to the federal securities regulation that permits funds to pay distribution fees for any activity which is primarily intended to result in the sale of fund shares and service fees for shareholder account service and maintenance.

Other expenses: Fees paid by the fund for miscellaneous items such as transfer agency, custody, accounting, legal and share registration fees.

--------------------------------------------------------------------------------
(1) Because 12b-1 distribution fees (up to: 0.35%- class A) are paid out of the fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Service fees under each class's 12b-1 Plan equal up to 0.25%.


28 / The Funds

                                                                      Texas Fund

FINANCIAL HIGHLIGHTS - Texas

      This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the fund's independent auditors, in conjunction with their annual audits of the fund's financial statements. Financial statement of the fiscal year ended September 30, 1998 and the independent auditors' report thereon appear in the Annual Report to Shareholders for the fiscal year ended September 30, 1998 and are incorporated by reference in the Statement of Additional Information.

==============================================================================================================================
                                                                                 Class A Shares
                                               -------------------------------------------------------------------------------
Per Class Share Operating                                                   Year Ended September 30,

Performance:                                    1998              1997              1996              1995             1994
Net asset value, beginning of year             $10.40            $10.11            $10.05             $9.59           $10.82
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
------------------------------------------------------------------------------------------------------------------------------
 Net investment income                           0.507             0.548             0.567             0.571            0.604
------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
------------------------------------------------------------------------------------------------------------------------------
  gain (loss) on investments                     0.407             0.367             0.045             0.452           (1.0802)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                 0.914             0.915             0.612             1.023           (0.4762)
------------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------------
 Dividends from net investment income           (0.534)           (0.555)           (0.552)           (0.563)          (0.6038)
------------------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gain           (0.09)            (0.07)               --                --            (0.15)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                   $10.69            $10.40            $10.11            $10.05            $9.59
------------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                  9.24%             9.25%             6.11%            11.14%           (4.60%)
------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------
 Expenses                                        0.91%             0.88%             0.69%             0.62%            0.50%
------------------------------------------------------------------------------------------------------------------------------
 Net investment income                           4.85%             5.38%             5.58%             5.90%            5.97%
------------------------------------------------------------------------------------------------------------------------------

==============================================================================================================================
                                                                          Year Ended September 30,
                                              --------------------------------------------------------------------------------
Supplemental Data:                              1998              1997              1996             1995              1994
Net Assets, end of year (000)                 $92,607           $91,301           $94,414          $100,304          $103,836
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                        143.78%           127.88%           112.34%           108.00%            96.79%
------------------------------------------------------------------------------------------------------------------------------

(a) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

      See Notes to Financial Statements.


                                                                  The Funds / 29

                                                                      Texas Fund

LINE GRAPH COMPARISON - Texas

      Immediately below is a comparison of a $10,000 investment in class A shares to the same investment in both Lipper's average of National tax-free funds and the Lehman Municipal Bond Index, assuming reinvestment of all dividends and distributions.

================================================================================

0              10000               9521              10000              10000
0              11613              11056              11346              11469
0              12727              12118              12421              12444
0              13567              12916              13210              13155
0              15520              14777              15172              14896
0              17179              16355              16842              16632
0              19522              18586              19480              18803
0              18625              17731              18068              18064
0              20699              19707              19557              19425
0              21961              20909              20903              20622
0              23992              22843              22779              22375

================================================================================
            Fund's Average Annual Total Return at Maximum Applicable
             Sales Charge for the Periods Ending September 30, 1998

                  1 Year               5 Years              10 Years (or Life)
--------------------------------------------------------------------------------
Class A(4)         4.10%                 5.87%                     8.61%
--------------------------------------------------------------------------------

TEXAS BONDS - Risk Factors

      Texas' economy recovered from the recession that began in the mid-1980s after a collapse in oil prices. The economy has become more stable due to increased diversification, with the oil and gas industry diminishing in relative importance while service-producing sectors are the major source of job growth. The biennial all funds budget for the State did not require increasing state taxes, primarily due to a healthy state economy, a $2.0 billion surplus from the previous biennium, and a legislative leadership mandate to "hold-the-line" on spending growth. The State has had a positive balance in its general revenue fund for ten consecutive years. Although we anticipate that most of the bonds in the Texas Series will be revenue obligations or general obligations of local governments or authorities, any circumstances that affect the market value of these other bonds held by the Texas Series, either directly or indirectly, as a result of a dependency of local governments and other authorities upon State aid and reimbursement programs.

--------------------------------------------------------------------------------
(1)   Reflects the deduction of the maximum initial sales charge of 4.75%
(2) Performance for the unmanaged Lehman Municipal Bond Index does not reflect transaction costs, management fees or sales charges. An investor cannot invest directly in the Lehman Municipal Bond Index. This index is composed of municipal bonds from many different states and, therefore, it may not be valid to compare to a single-state municipal bond portfolio, such as this Fund.
(3)   Source: Lipper Analytical Services.
(4) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 4.75% applicable to class A shares, with all dividends and distributions reinvested for the periods shown ending September 30, 1998 using the SEC-required uniform method to compute total return. The class A share inception date is 1/20/87.


30 / The Funds

                                        Washington Fund  Symbol: Class A - LAWAX

PAST PERFORMANCE - Washington

      The chart below shows changes in class A share calendar year total returns without a sales charge. This assumes reinvestment of dividends and distributions. With a sales charge, returns would be less than those shown.

                                "93"        14.2
                                "94"        -8.5
                                "95"        18.1
                                "96"        4.7
                                "97"        10.1
                                "98"        0

================================================================================

      Comparison of class A shares' average annual total return at maximum sales charge to that of the Lehman Municipal Bond Index which has no sales charge. Assumes reinvestment of dividends and distributions. All periods end on December 31, 1998.

Class                  1 Year       5 Years      10 Years      Inception(i)

A                         .%           .%            .%            .%
--------------------------------------------------------------------------------
Lehman Municipal
Bond Index(ii)            .%           .%            .%            .%
--------------------------------------------------------------------------------

About the fund. The fund is a professionally managed portfolio primarily holding municipal bonds purchased with the pooled money of investors. It strives to reach its stated goal, although as with all funds, it cannot guarantee results and its past performance is not a prediction of future results.

An investment in the fund is not a bank deposit. It is not FDIC-insured or government-endorsed. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

--------------------------------------------------------------------------------
(i)   The date of inception for class A shares is 4/15/92.
(ii) Performance for the unmanaged Lehman Municipal Bond Index does not reflect transaction costs or management fees. An investor cannot invest directly in the Lehman Municipal Bond Index. This index is composed of municipal bonds from many different states and, therefore, it may not be valid to compare to a single-state municipal bond portfolio, such as this Fund.

EXPENSES - Washington

      As an investor, you pay certain fees and expenses in connection with the fund, which are described in the fee table below. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of fund assets, so they reduce the fund's share price.

================================================================================
Fee table
================================================================================
                                                                 Class A
Shareholder Transaction Fees
--------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
--------------------------------------------------------------------------------
(as a % of offering price)                                        4.75%
--------------------------------------------------------------------------------
Deferred Sales Charge (See "Purchases")                           none
--------------------------------------------------------------------------------
Annual Fund Operating Expenses (as a % of average net assets)
--------------------------------------------------------------------------------
Management Fees (See "Management")                                0.50%
--------------------------------------------------------------------------------
12b-1 Fees(1)                                                     0.00%
--------------------------------------------------------------------------------
Other Expenses (See "Management")                                 0.10%
--------------------------------------------------------------------------------
Total Operating Expenses                                          0.65%
--------------------------------------------------------------------------------

================================================================================
Expense example
================================================================================
This example, like that in other funds' prospectuses, assumes a $10,000 initial investment at maximum sales charge, if any, 5% total return each year and no changes in expenses. You pay the following expenses over the course of each period shown if you sell your shares at the end of the period. The expenses include any applicable contingent deferred sales charges.

Share class          1 Year         3 Years          5 Years         10 Years

Class A shares        $538             $673            $820            $1249
--------------------------------------------------------------------------------

You would pay the following expenses on the same investment, assuming you kept your shares.

Management fee: The fee paid to Lord Abbett for the fund's investment management.

12b-1 fees: 12b-1 refers to the federal securities regulation that permits funds to pay distribution fees for any activity which is primarily intended to result in the sale of fund shares and service fees for shareholder account service and maintenance.

Other expenses: Fees paid by the fund for miscellaneous items such as transfer agency, custody, accounting, legal and share registration fees.

--------------------------------------------------------------------------------
(1) Because 12b-1 distribution fees (up to: 0.35%- class A) are paid out of the fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Service fees under each class's 12b-1 Plan equal up to 0.25%.


                                                                  The Funds / 31

                                                                 Washington Fund

FINANCIAL HIGHLIGHTS - Washington

      This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the fund's independent auditors, in conjunction with their annual audits of the fund's financial statements. Financial statement of the fiscal year ended September 30, 1998 and the independent auditors' report thereon appear in the Annual Report to Shareholders for the fiscal year ended September 30, 1998 and are incorporated by reference in the Statement of Additional Information.

==========================================================================================================================
                                                                             Class A Shares
                                              ----------------------------------------------------------------------------
Per Class Share Operating                                                Year Ended September 30,

Performance:                                   1998             1997             1996             1995             1994
Net asset value, beginning of year             $5.16            $4.96            $4.91            $4.72           $5.35
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations
--------------------------------------------------------------------------------------------------------------------------
 Net investment income                          0.273            0.268            0.271            0.277           0.2976
--------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
--------------------------------------------------------------------------------------------------------------------------
  gain (loss) on investments                    0.206            0.206            0.056            0.200          (0.5895)
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                0.479            0.474            0.327            0.477          (0.2919)
--------------------------------------------------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------------------------------------------------
 Dividends from net investment income          (0.259)          (0.274)          (0.277)          (0.287)         (0.2931)
--------------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gain             --               --               --               --           (0.045)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                   $5.38            $5.16            $4.96            $4.91           $4.72
--------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                 9.48%            9.82%            6.80%           10.48%          (5.65%)
--------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
--------------------------------------------------------------------------------------------------------------------------
 Expenses                                       0.65%            0.57%            0.60%            0.53%           0.29%
--------------------------------------------------------------------------------------------------------------------------
 Net investment income                          5.20%            5.36%            5.47%            5.84%           5.93%
--------------------------------------------------------------------------------------------------------------------------

==========================================================================================================================
                                                                       Year Ended September 30,
                                             -----------------------------------------------------------------------------
Supplemental Data:                             1998             1997             1996             1995             1994
Net Assets, end of year (000)                $62,754          $66,215          $71,295          $74,359          $78,854
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                       141.56%          132.37%           78.02%           92.85%          137.74%
--------------------------------------------------------------------------------------------------------------------------

(a) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

      See Notes to Financial Statements.


32 / The Funds

                                                                 Washington Fund

LINE GRAPH COMPARISON - Washington

      Immediately below is a comparison of a $10,000 investment in class A shares to the same investment in both Lipper's average of National tax-free funds and the Lehman Municipal Bond Index, assuming reinvestment of all dividends and distributions.

================================================================================

0              10000               9520              10000              10000
0              10647              10136              10515              10546
0              12278              11689              12162              11926
0              11584              11028              11280              11372
0              12798              12183              12210              12344
0              13668              13012              13050              13146
0              15009              14289              14221              14270

================================================================================
            Fund's Average Annual Total Return at Maximum Applicable
             Sales Charge for the Periods Ending September 30, 1998

                  1 Year               5 Years              10 Years (or Life)
--------------------------------------------------------------------------------
 Class A(4)        4.50%                 6.04%                    6.76%
--------------------------------------------------------------------------------

WASHINGTON BONDS - Risk Factors

      The State of Washington's economy includes manufacturing and service industries as well as agricultural and timber production. The State's leading export industries are aerospace, forest products, agriculture and timber production. The State's leading export industries are aerospace, forest products, agriculture and food processing. The Boeing Company, one of the world's largest aerospace firms, is the State's largest employer and as such has a significant impact, in terms of production, employment and labor earnings, on the State's economy. Continued declines in the forest products industry are expected in the future, and although a decrease in employment in this area is also expected, the impact is not expected to significantly affect the State's overall economic performance.

      State law requires a balanced budget. The Governor has a statutory responsibility to reduce expenditures across the board to avoid any cash deficit at the end of a biennium.

--------------------------------------------------------------------------------
(1)   Reflects the deduction of the maximum initial sales charge of 4.75%
(2) Performance for the unmanaged Lehman Municipal Bond Index does not reflect transaction costs, management fees or sales charges. An investor cannot invest directly in the Lehman Municipal Bond Index. This index is composed of municipal bonds from many different states and, therefore, it may not be valid to compare to a single-state municipal bond portfolio, such as this Fund.
(3)   Source: Lipper Analytical Services.
(4) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 4.75% applicable to class A shares, with all dividends and distributions reinvested for the periods shown ending September 30, 1998 using the SEC-required uniform method to compute total return. The class A shade inception date is 4/15/92.


                                                                  The Funds / 33

                                Your Investment

PURCHASES

      This Prospectus offers three classes of shares for the National fund: class A, B and C. Two classes of shares are offered for both the California and New York funds: class A and C. One class of shares is offered for the other funds: Class A. Although a fund may have more than one class of shares, these different classes of shares represent investments in the same portfolio of securities but are subject to different expenses. Our shares are continuously offered. The offering price is based on the Net Asset Value ("NAV") per share next determined after we accept your purchase order submitted in proper form. A front-end sales charge is added to the NAV, in the case of the class A shares. There is no front-end sales charge, in the case of the class B and C shares, as described below.

      You should read this section carefully to determine which class of shares represents the best investment option for your particular situation. It may not be suitable for you to place a purchase order for class B shares of $500,000 or more or a purchase order for class C shares of $1,000,000 or more. You should discuss pricing options with your investment professional.

      For more information, see "Alternative Sales Arrangements" in the Statement of Additional Information.

      We reserve the right to withdraw all or any part of the offering made by this Prospectus or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

Net Asset Value. NAV per share for each class of fund shares is calculated each business day at the close of regular trading on the New York Stock Exchange ("NYSE"). The fund is open on those business days when the NYSE is open. Purchases and sales of fund shares are executed at the NAV next determined after your order is accepted. In connection with the calculation of NAV, portfolio securities for which quotations are not available are valued at fair value under procedures approved by the Board of Directors.

================================================================================
Class A Shares (All funds)
================================================================================
Front-end sales charges are as follows:

                                            To Compute
As a % of               As a % of         Offering Price
Your Investment      Offering Price       Your Investment       Divide NAV by
--------------------------------------------------------------------------------
Less than $50,000        4.75%                 4.99%                .9425
--------------------------------------------------------------------------------
$50,000 to $99,999       4.75%                 4.99%                .9525
--------------------------------------------------------------------------------
$100,000 to $249,999     3.75%                 3.90%                .9625
--------------------------------------------------------------------------------
$250,000 to $499,999     2.75%                 2.83%                .9725
--------------------------------------------------------------------------------
$500,000 to $999,999     2.00%                 2.04%                .9800
--------------------------------------------------------------------------------
$1,000,000 over          No Sales Charge                           1.0000
--------------------------------------------------------------------------------

      Reducing Your Class A Front-End Sales Charges. There are several ways you can qualify for a discount when purchasing class A shares if you inform the fund that you are eligible at the time of purchase.

      o Rights of Accumulation -- a Purchaser can add the share value (at public offering price) of any Eligible Fund already owned to the amount of the next purchase of class A shares for purposes of calculating the sales charge.

      o Statement of Intention -- a Purchaser can purchase class A shares of any Eligible Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Shares purchased through reinvestment of distributions are not included.

      For more information on eligibility for these privileges, read the applicable sections in the attached application.

Share classes

Class A (All funds)

o     Normally offered with a front-end sales charge.

Class B (National only)

o     No front-end sales charge.

o     Higher annual expenses than class A shares.

o A contingent deferred sales charge is applied to shares sold prior to the sixth anniversary of purchase.

o     Automatically convert to class A shares after eight years.

Class C (National, California and New York funds only)

o     No front-end sales charge.

o     Higher annual expenses than class A shares.

o A contingent deferred sales charge is applied to shares sold prior to the first anniversary of purchase.


34 / Your Investment

      Class A Share Purchases Without a Front-End Sales Charge. Class A shares may be purchased without a front-end sales charge under the following circumstances.

      1.    Purchases of $1 million or more. *

      2.    Purchases by Retirement Plans with at least 100 eligible employees.*

      3.    Purchases under a Special Retirement Wrap Program. *

      4. Purchases made with dividends and distributions on class A shares of another Eligible Fund.

      5. Purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for class A shares.

      6. Employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor LLC.

      7.    Purchases under a Mutual Fund Wrap-Fee Program.

      8. Trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the persons mentioned in 6 above.

      See the Statement of Additional Information for a listing of other categories of purchasers who qualify for class A share purchases without a front-end sales charge.

*     May be subject to a Contingent Deferred Sales Charge ("CDSC").

Retirement Plans. Employer-sponsored retirement plans under the Internal Revenue Code, excluding Individual Retirement Accounts.

Lord Abbett Distributor LLC. Lord Abbett Distributor acts as agent for the funds to work with investment professionals that buy and/or sell shares of the funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell fund shares directly to investors.

      Class A Share CDSC (All funds). If you buy class A shares under one of the starred (*) categories listed above and you redeem any of the class A shares within 24 months after the month in which you initially purchased such shares, the fund normally will collect a CDSC of 1%.

      The class A share CDSC generally will be waived for the following.

      o Benefit payments such as Retirement Plan loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement Plans (documentation may be required).

      o Redemptions continuing as investments in another fund participating in a Special Retirement Wrap Program.

      Class B Share CDSC (National fund only). The CDSC for class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC declines the longer you own your shares, according to the following schedule.

================================================================================
Class B Shares
================================================================================
Anniversary(1) of                          Contingent Deferred Sales Charge
the day on which the                       on redemption (as % of amount
purchase order was accepted                subject to charge)

On                          Before
--------------------------------------------------------------------------------
                            1st                         5.0%
--------------------------------------------------------------------------------
1st                         2nd                         4.0%
--------------------------------------------------------------------------------
2nd                         3rd                         3.0%
--------------------------------------------------------------------------------
3rd                         4th                         3.0%
--------------------------------------------------------------------------------
4th                         5th                         2.0%
--------------------------------------------------------------------------------
5th                         6th                         1.0%
--------------------------------------------------------------------------------
on or after the 6th(2)                                  None
--------------------------------------------------------------------------------

(1) Anniversary is the 365th day subsequent to a purchase or a prior anniversary.
(2) Class B shares will automatically convert to class A shares on the eighth anniversary of the purchase of class B shares.


                                                            Your Investment / 35

The class B share CDSC generally will be waived under the following circumstances.

o Benefit payments such as Retirement Plan loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement Plans.

o Eligible Mandatory Distributions under 403(b) plans and individual retirement accounts.

o     Death of the shareholder (natural person).

o Redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year).

See "Systematic Withdrawal Plan" under "Services For Fund Investors" below for more information on CDSCs with respect to class B shares.

Class C Share CDSC (National, California and New York Funds only). The 1% CDSC for class C shares normally applies if you redeem your shares before the first anniversary of your original purchase.

OPENING YOUR ACCOUNT

      MINIMUM INITIAL INVESTMENT

      o     Regular account                                               $1,000

      o     Individual Retirement Accounts, 403(b)and employer-sponsored
            retirement plans under the Internal Revenue Code                $250

      o     Uniform Gift to Minor Account                                   $250

      For Retirement Plans and Mutual Fund Wrap Programs, no minimum investment is required, regardless of share class.

      You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor or you can fill out the attached application and send it to the fund you select at the address stated below. You should carefully read the paragraph below entitled "Proper Form" before placing your order to assure your order will be accepted.

      Name of Fund you select.
      P.O. Box 419100
      Kansas City, MO 64141

      Proper Form. An order submitted directly to the fund must contain (1) a completed application, and (2) payment by check. For more information regarding proper form of a purchase order, call the fund at 800-821-5129. Payment must be credited in U.S. dollars to our custodian bank's account.

      By Exchange. Telephone the fund at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

REDEMPTIONS

      By Broker. Call your investment professional for directions on how to redeem your shares.

      By Telephone. To obtain the proceeds ($50,000 or less) of a redemption to the name and address in which your account is registered, you or your representative can call the fund at 800-821-5129.

Contingent Deferred Sales Charges. The CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are being sold, which-ever is lower. In addition, repayment of loans under Retirement Plans and 403(b) plans will constitute new sales for purposes of assessing the CDSC.

To determine if a CDSC applies to a redemption, the fund redeems shares in the following order.

1.Shares acquired by reinvestment of dividends and capital gains.

2.Shares held for six years or more (class B) or two years or more after the month of purchase (class A) or one year or more (class C).

3.Shares held the longest before the sixth anniversary of their purchase (class
B) or before the second anni-versary after the month of purchase (class A) or before the first anniversary of their purchase (class C).

Important information. If you do not provide a correct taxpayer identification number (Social Security number for individuals) or make certain required certifications, you may be subject to a $50 penalty under the Internal Revenue Code and we may be required to withhold from your account and pay to the U.S. Treasury 31% of any redemption proceeds and of any dividend or distribution from your account.

Eligible Guarantor. Any broker or bank that is a member of the medallion stamp program. Most major securities firms and banks are members of this program. A notary public is not an eligible guarantor.


36 / Your Investment

      By Mail. Submit a written redemption request indicating, the name(s) in which the account is registered, the fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to sell.

      Include all necessary signatures. If the signer has any Legal Capacity, the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation call 800-821-5129.

      We will verify that the shares being redeemed were purchased at least 15 days earlier. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed.

      Normally a check will be mailed to the name and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request.

      To determine if a CDSC applies to a redemption, see "Class A share CDSC", "Class B share CDSC" or "Class C share CDSC" above.

DISTRIBUTIONS AND TAXES

      Each fund pays its shareholders dividends from its net investment income, and distributes net capital gains that it has realized. Each fund expects to pay dividends to shareholders monthly. Any capital gain distribution is generally paid once a year in December. Your distributions will be reinvested in your fund unless you instruct the fund to pay them to you in cash. There are no sales charges on reinvestments.

      The tax status of distributions are the same for all shareholders regardless of how long they have been in the fund or whether distributions are reinvested or paid in cash. In general, distributions are taxable as follows:

================================================================================
Federal Taxability of distributions

Type of                    Tax rate for                 Tax rate for
distribution               15% bracket                  28% bracket or above
--------------------------------------------------------------------------------
Income                     Generally                    Generally
dividends                  tax exempt                   tax exempt
--------------------------------------------------------------------------------
Short-term                 Ordinary                     Ordinary
capital gains              income rate                  income rate
--------------------------------------------------------------------------------
Long-term
capital gains              10%                          20%
--------------------------------------------------------------------------------

SINGLE-STATE TAXABILITY OF DISTRIBUTIONS

      Annual Information - Information concerning the tax treatment of dividends and other distributions will be mailed annually to shareholders. Each fund will also provide annually to its shareholders information regarding the source of dividends and distributions of capital gains paid by that fund. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of those distributions under the federal, state and local tax rules that apply to you as well as the tax consequences of gains or losses from the redemption or exchange of your shares.

Small Accounts. Our Board of Directors may authorize closing any account in which there are fewer than 25 shares if it is in a fund's best economic interest to do so.

Taxes on transactions. Except in tax-advantaged accounts, any sale or exchange of fund shares may be a taxable event.

The table at left also can provide a "rule of thumb" guide for your potential U.S. federal tax liability when selling or exchanging fund shares. The second row, "Short-term capital gains," applies to fund shares sold within 12 months of purchase. The third row, "Long-term capital gains," applies to shares held for more than 12 months.

Starting January 1, 2001, sales of securities held for more than five years will be taxed at special lower rates.

Social Security and Railroad Retirement Benefit Recipients. Shareholders receiving social security benefits and certain railroad re-tirement benefits may be subject to federal income tax on up to 85% of such benefits as a result of receiving investment income, including tax-exempt income (such as exempt-interest dividends) and other distributions paid by each fund. The tax will be imposed on up to one-half of such benefits only when the sum of the recipient's adjusted gross income (plus miscellaneous adjustments), tax-exempt interest income and one-half of social security income exceeds $25,000 for individuals ($32,000 for individuals filing a joint return). The tax will be imposed on up to 85% of such benefits only when such sum exceeds $34,000 for individuals ($44,000 for individuals filing a joint return).


                                                            Your Investment / 37

      For All Funds - With respect to any particular state fund, exempt-interest dividends derived from interest income on obligations of that state or its political subdivisions, agencies or instrumentalities and on obligations of the federal government or certain other government authorities (for example, U.S. territories) paid to individual shareholders will, in most cases, be exempt from tax in that state. However, special rules, described below, may apply. Exempt-interest dividends may be subject to that state's franchise or other corporate taxes if received by a corporation subject to such taxes and to state and local taxes in states other than that state. Generally, dividends and distributions, whether received in cash or additional shares, derived from a state fund's other investment income and capital gains will be subject to state income tax.

      Minnesota Taxes - Exempt-interest dividends paid by the Minnesota fund will only be exempt from Minnesota personal income tax if 95% or more of the exempt-interest dividends paid by the Minnesota fund come from Minnesota sources. The Minnesota fund intends to invest so that the 95% test is met each year. Generally, at least 80% of the value of the net assets of the Minnesota fund will be maintained in debt obligations that are exempt from federal income tax and Minnesota personal income tax.

      For Minnesota corporations, S corporations and partnerships holding shares of the fund, Minnesota fund distributions may be taken into account in determining the minimum fee that is imposed by the state.

      Missouri Taxes - The portion of the fund's dividends received by a shareholder that is exempt from Missouri personal or corporate income tax each year may be reduced by interest or other expenses in excess of $500 paid or incurred to purchase or carry shares of the fund or other investments producing income that is exempt from Missouri income tax. Dividends paid by the Missouri fund generally will be exempt from Missouri corporate income tax to the extent that they are derived from interest on obligations of the State of Missouri or any of its political subdivisions or authorities or obligations issued by certain other government authorities.

      New Jersey Taxes - Exempt-interest dividends paid by the New Jersey fund will only be exempt from New Jersey Gross Income Tax if at least 80% of the interest-bearing and discount obligations held by the fund are obligations of the State of New Jersey or other New Jersey government agencies and the fund meets certain other investment and filing requirements. We intend to meet those requirements. As long as we meet those requirements, exempt-interest dividends derived from those obligations, capital gains distributions derived from the fund's sale or exchange of those obligations, and each shareholder's net gains or income derived from the disposition of shares of the New Jersey fund will not be subject to New Jersey Gross Income Tax.

      New York Taxes - Dividends derived from interest on obligations of the State of New York or its political subdivisions that are exempt from federal income tax or on obligations issued by certain other governmental entities paid by the New York fund will be exempt from New York City, as well as New York State, personal income taxes.


38 / Your Investment

MANAGEMENT

      The funds' investment adviser is Lord, Abbett & Co., 767 Fifth Avenue, New York, NY 10153-0203. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $28 billion in more than 35 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the fund, see the Statement of Additional Information.

      The fund pays Lord Abbett a monthly fee based on average daily net assets for each month. For the fiscal year ended September 30, 1998, the fee paid to Lord Abbett was at an annual rate of .00 of 1%. In addition, the fund pays all expenses not expressly assumed by Lord Abbett.

SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES

      Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application or by calling 800-821-5129.

================================================================================
For investing

Invest-A-Matic    You can make fixed, periodic investments ($50 minimum) into
(Dollar-cost      your fund account by means of automatic money transfers from
averaging)        you bank checking account. See the attached application for instructions.

Div-Move For automatically reinvesting the dividends and distributions from your account into another account in any Eligible Fund. ($50 minimum)

For selling shares

Systematic        For making regular withdrawals from most Lord Abbett funds.
Withdrawal        You can have automatic cash withdrawals paid to you from your
Plan ("SWP")      account in fixed or variable amounts. To start, the value of your shares must be at least $10,000, except for Retirement
                  Plans for which there is no minimum.

                  For class B shares, the CDSC will be waived on redemptions of up to 12% of the current net asset value of your account at the time of your SWP request. For class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the fund for assistance in minimizing the CDSC in this situation.

                  Redemption proceeds due to a SWP for class B and class C shares will be redeemed in the order described under "Contingent Deferred Sales Charges" under "Purchases" above.
================================================================================

OTHER SERVICES

      Telephone Investing. After we have received the telephone investing portion of the attached application (section 7), you can instruct us by phone to have money transferred from your bank account to purchase shares of the fund for an existing account. The fund will purchase the requested shares upon receipt of the money from your bank.

      Telephone Exchanges. You or your investment professional, with proper identification, can instruct your fund by telephone to exchange shares of any class for the same class of any Eligible Fund by calling 800-821-5129. The fund must receive instructions for the exchange prior to the close of the New York Exchange on the day of your call. If you do this, you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be


Lord Abbett offers a variety of Retirement Plans. Call 800-842-0828 for information about:

o     Traditional, Rollover, Roth and Education IRAs.

o     Simple, SEP-IRAs, 401(k) and 403(b) accounts.

o     Defined Contribution Plans.

Telephone Transactions. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

Exchanges by telephone should not be used to take advantage of short-term swings in the market. The fund reserves the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege and may revoke the privilege for all shareholders upon 60 days'written notice.


                                                            Your Investment / 39
      treated as a sale for federal tax purposes. Be sure to read the current prospectus for any fund into which you are exchanging.

      Reinvestment Privilege. If you sell shares of the fund, you have a one time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

      Account Statements. Generally, every Lord Abbett investor automatically receives quarterly account statements.

      Householding. Generally, shareholders with the same last name and address will receive a single copy of a prospectus and an annual or semi-annual report, unless additional reports are specifically requested in writing to the fund.

      Account Changes. For any changes you need to make to your account, consult your investment professional or call the fund at 800-821-5129.

SALES CHARGES AND SERVICE FEES

      Sales and Service Compensation. As part of its plan for distributing shares, each fund and Lord Abbett Distributor pay sales and service compensation to Authorized Institutions that sell fund shares and service shareholders.

      Sales compensation originates from two sources: sales charges and 12b-1 distribution fees that are paid out of each fund's assets. Service compensation originates from 12b-1 service fees. The 12b-1 fee rates vary by share class, according to the Rule 12b-1 plan adopted by each fund. The sales charges and 12b-1 fees paid by investors are shown in the class-by-class information under "Expenses" and "Purchases". The portion of these expenses that is paid as sales and service compensation to Authorized Institutions, such as your dealer, is shown in the chart on the next page. The portion of such sales and service compensation paid to Lord Abbett Distributor is discussed under "Sales Activities" and "Service Activities" below. Sometimes we do not pay sales and service compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation.

      We may pay Additional Concessions to Authorized Institutions from time to time.

      Sales Activities. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity which is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to a fund's class A and class C shares for activities which are primarily intended to result in the sale of such class A and class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, Additional Concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

      Service Activities. We may pay Rule 12b-1 service fees to Authorized Institutions for any activity which is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

12b-1 fees payable regardless of expenses. The amounts payable by a fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, the fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.


40 / Your Investment

COMPENSATION FOR YOUR DEALER

====================================================================================================================================
                                                         FIRST YEAR COMPENSATION
Class A investments                  Front-end
                                     sales charge           Dealer's
                                     paid by investors      concession             Service fee(1)        Total compensation(2)
                                     (% of offering price)  (% of offering price)  (% of net investment) (% of offering price)
------------------------------------------------------------------------------------------------------------------------------------
Less than $50,000                        4.75%                   4.00%                 0.25%                  4.24%
------------------------------------------------------------------------------------------------------------------------------------
$50,000 - $99,999                        4.75%                   4.25%                 0.25%                  4.49%
------------------------------------------------------------------------------------------------------------------------------------
$100,000 - $249,999                      3.75%                   3.25%                 0.25%                  3.49%
------------------------------------------------------------------------------------------------------------------------------------
$250,000 - $499,999                      2.75%                   2.50%                 0.25%                  2.74%
------------------------------------------------------------------------------------------------------------------------------------
$500,000 - $999,999                      2.00%                   1.75%                 0.25%                  2.00%
------------------------------------------------------------------------------------------------------------------------------------
$1 million or more(3) or Retirement Plan - 100 or more
eligible employees(3) or Special Retirement Wrap Program(3)
------------------------------------------------------------------------------------------------------------------------------------
First $5 million                 no front-end sales charge       1.00%                 0.25%                  1.25%
------------------------------------------------------------------------------------------------------------------------------------
Next $5 million above that       no front-end sales charge       0.55%                 0.25%                  0.80%
------------------------------------------------------------------------------------------------------------------------------------
Next $40 million above that      no front-end sales charge       0.50%                 0.25%                  0.75%
------------------------------------------------------------------------------------------------------------------------------------
Over $50 million                 no front-end sales charge       0.25%                 0.25%                  0.50%
====================================================================================================================================
Class B investments                                              Paid at time of sale (% of net asset value)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       3.75%                 0.25%                  4.00%
====================================================================================================================================
Class C investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.75%                 0.25%                  1.00%
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
                                                   ANNUAL COMPENSATION AFTER FIRST YEAR
Class A investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       none                  0.25%                  0.25%
====================================================================================================================================
Class B investments                                              Percentage of average net assets(4)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       none                  0.25%                  0.25%
====================================================================================================================================
Class C investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.65%                 0.25%                  0.90%
------------------------------------------------------------------------------------------------------------------------------------

(1) The service fee for class A shares is paid quarterly and for class A shares may not exceed 0.15% for shares sold prior to: June 1, 1990 for the National Fund; January 1, 1993 for the Hawaii fund; the first day of the calendar quarter subsequent to the Minnesota Fund's net assets reaching $100 million; July 1, 1992 for the New Jersey Fund; June 1, 1990 for the New York Fund; June 1, 1990 for the Texas Fund; and the first day of the calendar quarter subsequent to the Washington Fund's net assets reaching $100 million. The first year's service fee on class B and C shares is paid at the time of sale.
(2) Reallowance/concession percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. Additional Concessions may be paid to Authorized Institutions, such as your dealer, from time to time.
(3) Concessions are paid at the time of sale on all class A shares sold during any 12-month period starting from the day of the first net asset value sale. With respect to (a) class A share purchases at $1 million or more, sales qualifying at such level under rights of accumulation and statement of intention privileges are included and (b) for Special Retirement Wrap Programs, only new sales are eligible and exchanges into the fund are excluded.
(4) With respect to class B and C shares, 0.25% and 0.90%, respectively, of the average annual net asset value of such shares outstanding during the quarter (including distribution reinvestment shares after the first anniversary of their issuance) is paid to Authorized Institutions, such as your dealer. These fees are paid quarterly in arrears.


                                                            Your Investment / 41

                              For More Information

GLOSSARY OF SHADED TERMS

      Additional Concessions. Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay an additional concession to a dealer who sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Additional payments may be paid from Lord Abbett Distributor's own resources or from distribution fees received from a fund and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments may include payment of various business expenses of the dealer.

      In selecting dealers to execute portfolio transactions for a fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

      Authorized Institutions. Institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 plan are "authorized institutions." Lord Abbett Distributor is an Authorized Institution.

      Borrowing. Each Series may borrow money. Risk: Depending on the circumstances, the interest paid on borrowed money may reduce a Series' return. Limit: Not in excess of 331/3% of total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes. Up to an additional 5% of total assets are available for temporary purposes. Each Series may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

      Concentration. No fund intends to invest more than 25% of its total assets in any industry, except that each fund may, subject to the limits referred to in Diversification, Private Activity Bonds and with respect to temporary taxable investments under "Main Risks," invest more than 25% of such assets in a combination of U.S. Government securities and in tax-exempt securities, including tax-exempt revenue bonds whether or not the users of any facilities financed by such bonds are in the same industry. Where nongovernmental users are in the same industry, there may be additional risk to a fund in the event of an economic downturn in such industry, which may result generally in a lowered ability of such users to make payments on their obligations. Electric utility and health care are typical, but not all inclusive of, the industries in which this 25% may be exceeded. The former is relatively stable but subject to rate regulation vagaries. The latter suffers from two main problems affordability and access. Tax-exempt securities issued by governments or political subdivisions of governments are not considered part of any "industry."

      Diversification. Each fund intends to meet the diversification rules under Subchapter M of the Internal Revenue Code. Generally, this requires, at the end of each quarter of the taxable year, that (a) not more than 25% of each fund's total assets be invested in any one issuer and (b) with respect to 50% of each fund's total assets, no more than 5% of each fund's total assets be invested in any one issuer except U.S. Government securities. Since under these rules each of the funds, except for the National fund, may invest its assets in the securities of a limited number of issuers, the value of such fund's investments may be more affected by any single adverse economic, political or regulatory occurrence than in


42 / Your Investment
      the case of a "diversified" investment company under the Act, such as the National Fund. The National Fund, as a "diversified" investment company, is prohibited, with respect to 75% of the value of its total assets, from investing more than 5% of its total assets in securities of any one issuer other than U.S. Government securities. For diversification purposes, the identification of an "issuer" will be determined on the basis of the source of assets and revenues committed to meeting interest and principal payments of the securities. When the assets and revenues of a state's political subdivision are separate from those of the state government creating the subdivision, and the security is backed only by the assets and revenues of the subdivision, then the subdivision would be considered the sole issuer. Similarly, if a revenue bond is backed only by the assets and revenues of a nongovernmental user, then such user would be considered the sole issuer.

      Eligible Fund. An Eligible Fund is any Lord Abbett-sponsored fund except for certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such a fund is not offered for sale; Lord Abbett Equity Fund; Lord Abbett Series Fund; Lord Abbett U.S. Government Securities Money Market Fund ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett family of funds). An Eligible Fund also is any Authorized Institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria.

      Eligible Mandatory Distributions. If class B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution which bears the same relation to the entire mandatory distribution as the B share investment bears to the total investment.

      Illiquid Securities. Securities not traded on the open market. Certain securities may be difficult or impossible to sell at the time and price the seller would like. Each fund may invest up to 15% of its assets in illiquid securities. Securities determined by the Board of Directors to be liquid are not subject to this limitation, such as those purchased under Securities and Exchange Commission Rule 144A.

      Investment Grade. Each fund invests in investment-grade municipal bonds which are those rated, or equivalent to, at the time of purchase one of the four highest grades assigned by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A, Baa), Standard & Poor's Ratings Services ("S&P") (AAA, AA, A, BBB) or Fitch Investors Service ("Fitch") (AAA, AA, A, BBB). Each fund also may invest in municipal bonds that are not rated and that are exempt from federal income tax and its state's personal income tax, determined by Lord Abbett to be of comparable quality to the rated bonds in which a fund may invest. At least 70% of each fund's net assets are invested in rated municipal bonds that, at the time of purchase, are within, or equivalent to, the three highest grades assigned by Moody's S&P Fitch and each fund may invest up to 30% of its net assets in municipal bonds that are in, or equivalent to, the fourth highest grade.

      Legal Capacity. With respect to a redemption request, if (for example) the request is on behalf of the estate of a deceased shareholder, John W. Doe, by a person (Robert A. Doe) who has the legal capacity to act for the estate of the deceased shareholder because he is the executor of the estate, then the request must be executed as follows: Robert A. Doe, Executor of the Estate of John W. Doe. That signature using that capacity must be guaranteed by an Eligible Guarantor.

      Similarly, if (for example) the redemption request is on behalf of the ABC Corporation by a person (Mary B. Doe) that has the legal capacity to act on behalf of this corporation, because she is the President of the corporation, then the request must be executed as

Guaranteed signature. An acceptable form of guarantee would be as follows:

o     In the case of the estate -

      Robert A. Doe

      Executor of the Estate of John W. Doe

      [Date]

                              SIGNATURE GUARANTEED
                              MEDALLION GUARANTEED
                               NAME OF GUARANTOR


                                 /s/ [ILLEGIBLE]
                ------------------------------------------------
                                           AUTHORIZED SIGNATURE
                    (960)                         X9003470
                SECURITIES TRANSFER AGENTS MEDALLION PROGRAM(TM)
                                                             SR

o     In the case of the corporation - ABC Corporation

      Mary B. Doe

      By Mary B. Doe, President

      [Date]

                              SIGNATURE GUARANTEED
                              MEDALLION GUARANTEED
                               NAME OF GUARANTOR


                                 /s/ [ILLEGIBLE]
                ------------------------------------------------
                                           AUTHORIZED SIGNATURE
                    (960)                         X9003470
                SECURITIES TRANSFER AGENTS MEDALLION PROGRAM(TM)
                                                             SR


                                                            Your Investment / 43
      follows: ABC Corporation by Mary B. Doe, President. That signature using that capacity must be guaranteed by an Eligible Guarantor.

      Mutual Fund Wrap-Fee Program. Certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares (and sometimes providing for acceptance of orders for such shares on our behalf) in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions.

      Options and Financial Futures Transactions. Each fund may deal in options on securities, and securities indices, and financial futures transactions, including options on financial futures. Each fund may write (sell) covered call options and secured put options on up to 25% of its net assets and may purchase put and call options provided that no more than 5% of its net assets (at the time of purchase) may be invested in premiums on such options.

      Private Activity Bonds. Each fund may invest up to 20% of its net assets (less any amount invested in the temporary taxable investments described under "Main Risks") in private activity bonds. A fund's dividends derived from interest on such bonds would be considered a preference item for purposes of the computation of the alternative minimum tax. A fund's dividends derived from such interest may increase the alternative minimum tax liability of corporate shareholders who are subject to that tax based on the excess of their adjusted current earnings over their taxable income.

      Purchaser. The term "purchaser" includes: (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and
      (iii) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code - more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.

      Residual Bonds. Each fund may invest up to 20% of its net assets in residual interest bonds ("RIBs") to enhance and increase portfolio duration. None of the funds invested more than 16% of its net assets in RIBs at any time during the fiscal year ended September 30, 1998. A RIB, sometimes referred to as an inverse floater, is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another specific fixed-rate security ("specific fixed-rate security"). Changes in the interest rate on the specific fixed-rate security inversely affect the residual interest rate paid on the RIB, with the result that when interest rates rise, RIBs' interest payments are lowered and their value falls faster than securities similar to the specific fixed-rate security. In an effort to mitigate this risk, each fund purchases fixed-rate bonds which are less volatile. When interest rates fall, not only do RIBs provide interest payments that are higher than securities similar to the specific fixed-rate security, but their values also rise faster than securities similar to the specific fixed-rate security.

      Special Retirement Wrap Program. A program sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a mutual fund wrap-fee program. Such characteristics include, among other things, the fact that an authorized institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee


44 / Your Investment
      under the class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plans.

      U.S. Government Securities. These are short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      When-Issued Municipal Bonds. Each fund may purchase new issues of municipal bonds, which are generally offered on a when-issued basis, with delivery and payment ("settlement") normally taking place approximately one month after the purchase date. However, the payment obligation and the interest rate to be received by a fund are each fixed on the purchase date. During the period between purchase and settlement, each fund's assets consisting of cash and/or high-grade marketable debt securities, marked to market daily, of an amount sufficient to make payment at settlement will be segregated at our custodian. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date, which could result in depreciation of value. While we may sell when-issued securities prior to settlement, we intend to actually acquire such securities unless a sale appears desirable for investment reasons.


                                                            Your Investment / 45

                              For more Information

      More information on these funds is available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORT

      Describes the funds, lists portfolio holdings and contains a letter from the funds' manager.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

      Provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this Prospectus).

      National Fund
      California Fund
      Connecticut Fund
      Hawaii Fund
      Minnesota Fund
      Missouri Fund
      New Jersey Fund
      New York Fund
      Texas Fund
      Washington Fund

      The General Motors Building
      767 Fifth Avenue
      New York, NY 10153-0203
      -----------------------
      SEC file number: 811-3942

To obtain information:

By telephone. Call the funds at 800-426-1130

By mail.  Write to:
The Lord Abbett Family of Funds
767 Fifth Avenue
New York, NY 10153-0203

Via the Internet. Text only versions of fund documents can be viewed online or downloaded from:

Lord, Abbett & Co.
http://www.lordabbett.com

SEC
http://www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

LORD ABBETT

Statement of Additional Information                             February 1, 1999

                     Lord Abbett Tax-Free Income Fund, Inc.

This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor"), The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. This Statement relates to, and should be read in conjunction with, the Prospectus dated February 1, 1999.

Lord Abbett Tax-Free Income Fund, Inc. (referred to as the "Company") was incorporated under Maryland law on December 27, 1983. Each Portfolio of the Company is sometimes referred to as a "Fund" or "we". Each Fund, except for National Fund, is an open-end non-diversified management investment company. National fund is diversified. Our Board of Directors has authority to create and classify shares of common stock in separate funds, without further action by shareholders. To date, 40,000,000 shares of each of the Connecticut, Hawaii, Minnesota, Missouri, Texas and Washington Funds, 80,000,000 shares of New Jersey Fund, 100,000,000 shares of each of California and New York Funds, and 120,000,000 shares of the National Fund have been authorized. The National Fund consists of three classes of shares (A, B and C). Both the New York and California Funds consist of two classes (A and C). All other funds offer a single class of shares: Class A shares. The Board of Directors will allocate these authorized shares among the classes of each Fund from time to time. All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Although no present plans exist to do so, further funds may be added in the future. The Investment Company Act of 1940, as amended (the "Act"), requires that where more than one fund exists, each fund must be preferred over all other funds in respect of assets specifically allocated to such fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or fund affected by such matter. Rule 18f-2 further provides that a class or fund shall be deemed to be affected by a matter unless the interests of each class or fund in the matter are substantially identical or the matter does not affect any interest of such class or fund. However, the Rule exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of directors from the separate voting requirements of the Rule.

Shareholder inquiries should be made by writing directly to the Company or by calling 800-821-5129. The 1998 Annual Shareholder Report is available, without charge, upon request by calling that number. In addition, you can make inquiries through your dealer.

TABLE OF CONTENTS                                                          Page

1.    Investment Objectives and Policies                                   2
2.    Directors and Officers                                               8
3.    Investment Advisory and Other Services                               12
4.    Portfolio Transactions                                               13
5.    Purchases, Redemptions and Shareholder Services                      14
6.    Taxes                                                                23
7.    Risk Factors Regarding Investments in California,
      Connecticut, Hawaii, Minnesota, Missouri, New Jersey,
      New York, Texas, Washington and Puerto Rico Municipal Bonds          23
8.    Past Performance                                                     34
9.    Information About the Company                                        35
10.   Financial Statements                                                 36

                        Investment Objective and Policies

Each Fund will not change its investment objective mentioned in the prospectus of the following Fundamental Investment Restrictions without shareholder approval. If a Fund determines that its objective can best be achieved by a change in any non-fundamental investment policy, strategy or restriction, it may make such change without shareholder approval by disclosing it in the Prospectus or Statement of Additional Information.

Fundamental Investment Restrictions. Each Fund may not: (1) borrow money (except that (i) each Fund may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each Fund may borrow up to an additional 5% of its total assets for temporary purposes,
(iii) each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Fund may purchase securities on margin to the extent permitted by applicable law); (2) pledge its assets (other than to secure such borrowings or to the extent permitted by each Fund' investment policies as permitted by applicable law); (3) engage in the underwriting of securities except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws; (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law; (5) buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts); (6) with respect to 75% of the gross assets of the National Fund, buy securities of one issuer representing more than (i) 5% of the Fund' gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer; (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or (8) issue senior securities to the extent such issuance would violate applicable law.

With respect to the restrictions mentioned herein, compliance therewith will not be affected by change in the market value of portfolio securities but will be determined at the time of purchase or sale of such securities.

Non-Fundamental Investment Restrictions. In addition to the investment restrictions above which cannot be changed without shareholder approval, we also are subject to the following non-fundamental investment policies which may be changed by the Board of Directors without shareholder approval. Each Fund may not: (1) borrow in excess of 33 1/3% of its total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes; (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law; (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933 deemed to be liquid by the Board of Directors; (4) invest in securities of other investment companies, except as permitted by applicable law; (5) invest in securities of issuers which, together with predecessors, have a record of less than three years of continuous operation, if more than 5% of the Fund's total assets would be invested in such securities (this restriction shall not apply to mortgaged-backed securities, asset-backed securities or obligations issued or guaranteed by the U. S. government, its agencies or instrumentalities); (6) hold securities of any issuer if more than 1/2 of 1% of the issuer's securities are owned beneficially by one or more of the Company's officers or directors or by one or more partners or members of each Fund's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer; (7) invest in warrants if, at the time of acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of each Fund's total assets (included within such limitation, but not to exceed 2% of the Fund's total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange; (8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that each Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities; (9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's prospectus and statement of additional information, as they may be amended from time to time or (10) buy from or sell to any of the Company's officers, directors, employees, or each Fund's investment adviser or any of the investment advisor's officers, directors, partners or employees, any securities other than shares of the Fund's common stock.

With respect to each Fund other than the National Fund, there is no fundamental policy or restriction with respect to diversification, but each Fund will be required to meet the diversification rules under Subchapter M of the Internal Revenue Code.

While each Fund may take short-term gains if deemed appropriate, normally the Fund will hold securities in order to realize interest income exempt from federal income tax and, where applicable, its state's personal income tax, consistent with reasonable risk. For the year ended September 30, 1998, the portfolio turnover rates for the National, New York, California, Texas, New
Jersey, Connecticut, Missouri, Hawaii, Washington and Minnesota Funds were    %,
    %,    %,    %,    %,    %,    %,    %,    % and    %, respectively.

The liquidity of a Rule 144A security will be a determination of fact for which the Board of Directors is ultimately responsible. However, the Directors may delegate the day-to-day function of such determinations to Lord, Abbett & Co. ("Lord Abbett"), subject to the Directors' oversight. Examples of factors which the Directors may take into account with respect to a Rule 144A security include the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, dealer undertakings to make a market in the security and the nature of the security and of the marketplace (e.g., the time period needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Rule 144A securities may be considered illiquid in certain circumstances to the extent necessary to comply with applicable state law requirements.

Municipal Bonds

In general, municipal bonds are debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and Puerto Rico and by their political subdivisions, agencies and instrumentalities. Municipal bonds are issued to obtain funds for various public purposes, including the construction of bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. They may be used to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to lend to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations. In addition, the term "municipal bonds" includes certain types of "private activity" bonds including industrial development bonds issued by public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain facilities for water supply, gas, electricity, or sewerage or solid waste disposal. Under the Tax Reform Act of 1986, as amended, substantial limitations have been imposed on new issues of municipal bonds to finance privately-operated facilities. The interest on municipal bonds generally is excludable from gross income for federal income tax purposes of most investors. The two principal classifications of municipal bonds are "general obligation" and limited obligation or "revenue bonds." General obligation bonds are secured by the pledge of the faith, credit and taxing power of the municipality for the payment of principal and interest. The taxes or special assessments that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. "Private activity" bonds, including industrial development bonds are, in most cases, revenue bonds and generally do not constitute the pledge of the faith, credit or taxing power of the municipality. The credit quality of such municipal bonds usually is directly related to the credit standing of the user of the facilities. There are variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

The yields on municipal bonds are dependent on a variety of factors, including general market conditions, supply and demand, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("Standard & Poor's") and Fitch Investors Service ("Fitch") represent their opinions as to the quality of the municipal bonds which they undertake to rate. It should be emphasized, however, that such ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal bonds of the same maturity and coupon with different ratings may have the same yield.

Description of Four Highest Municipal Bond Ratings

Moody's describes its four highest ratings for municipal bonds as follows:

"Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well."

Standard & Poor's describes its four highest ratings for municipal bonds as follows:

"AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions are changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation."

Fitch describes its four highest ratings for municipal bonds as follows:

"AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category."

Options and Financial Futures Transactions

General. Each Fund may engage in options and financial futures transactions in accordance with its investment objective and policies. Although none of the Fund are currently employing such options and financial futures transactions, and have no current intention of doing so, each may engage in such transactions in the future if it appears advantageous to the Fund to do so, in order to hedge against the effects of fluctuating interest rates and other market conditions or to stabilize the value of the Fund' assets. The use of options and financial futures, and possible benefits and attendant risks, are discussed below, along with information concerning certain other investment policies and techniques.

Financial Futures Contracts. Each Fund may enter into financial futures contracts for the future delivery of a financial instrument, such as a security or the cash value of a securities index. This investment technique is designed primarily to hedge (i.e., protect) against anticipated future changes in interest rates or market conditions which otherwise might adversely affect the value of securities which a Fund holds or intends to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index at a specified price during a specified delivery period. At the time of delivery in the case of fixed-income securities pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written. A Fund will not enter into any futures contracts or options on futures contracts if the aggregate of the market value of the outstanding futures contracts of the Fund and futures contracts subject to the outstanding options written by the Fund would exceed 50% of the total assets of the Fund.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases, a party will close out the contractual commitment before delivery without having to make or take delivery of the security by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. The Fund will incur brokerage fees when they purchase or sell contracts and will be required to maintain margin deposits. At the time a Fund enters into a futures contract, it is required to deposit with its custodian, on behalf of the broker, a specified amount of cash or eligible securities called "initial margin." The initial margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract fluctuates. The costs incurred in connection with futures transactions could reduce a Fund' return. Futures contracts entail risks. If the investment adviser's judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if no such contracts had been entered into.

There may be an imperfect correlation between movements in prices of futures contracts and portfolio securities being hedged. The degree of difference in price movements between futures contracts and the securities being hedged depends upon such things as variations in speculative market demand for futures contracts and debt securities and differences between the securities being hedged and the securities underlying the futures contracts, e.g., interest rates, tax status, maturities and creditworthiness of issuers. While interest rates on taxable securities generally move in the same direction as the interest rates on municipal bonds, frequently there are differences in the rate of such movements and temporary dislocations. Accordingly, the use of a financial futures contract on a taxable security or a taxable securities index may involve a greater risk of an imperfect correlation between the price movements of the futures contract and of the municipal bond being hedged than when using a financial futures contract on a municipal bond or a municipal bond index. In addition, the market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship could result. Price distortions also could result if investors in futures contracts decide to make or take delivery of underlying securities rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, because, from the point of view of speculators, margin requirements in the futures market are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends by the investment adviser still may not result in a successful hedging transaction. If any of these events should occur, a Fund could lose money on the financial futures contracts and also on the value of its portfolio securities.

Options on Financial Futures Contracts. Each Fund may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. A Fund would be required to deposit with its custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it. Options on futures contracts involve risks similar to the risks relating to transactions in financial futures contracts described above. Also, an option purchased by a Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

Options on Securities. Each Fund may write (sell) covered call options on securities so long as it owns securities which are acceptable for escrow purposes and may write secured put options on securities, which means that, so long as a Fund is obligated as a writer of a put option, it will invest an amount not less than the exercise price of the put option in eligible securities. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price during the option period. The premium received for writing an option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the price volatility of the underlying security, the option period, supply and demand and interest rates. A Fund may write or purchase spread options which are options for which the exercise price may be a fixed-dollar spread or yield spread between the security underlying the option and another security it does not own, but which is used as a benchmark. The exercise price of an option may be below, equal to, or above the current market value of the underlying security at the time the option is written. The buyer of a put who also owns the related security is protected by ownership of a put option against any decline in that security's price below the exercise price less the amount paid for the option. The ability to purchase put options allows a Fund to protect capital gains in an appreciated security it owns, without being required to actually sell that security. At times a Fund might like to establish a position in securities upon which call options are available. By purchasing a call option, the Fund is able to fix the cost of acquiring the security, this being the cost of the call plus the exercise price of the option. This procedure also provides some protection from an unexpected downturn in the market because the Fund is only at risk for the amount of the premium paid for the call option which it can, if it chooses, permit to expire.

During the option period, the covered call writer gives up the potential for capital appreciation above the exercise price should the underlying security rise in value, and the secured put writer retains the risk of loss should the underlying security decline in value. For the covered call writer, substantial appreciation in the value of the underlying security would result in the security being "called away." For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being "put to" the writer. If a covered call option expires unexercised, the writer realizes a gain and the buyer a loss in the amount of the premium. If the covered call option writer has to sell the underlying security because of the exercise of the call option, the writer realizes a gain or loss from the sale of the underlying security, with the proceeds being increased by the amount of the premium.

If a secured put option expires unexercised, the writer realizes a gain and the buyer a loss in the amount of the premium. If the secured put writer has to buy the underlying security because of the exercise of the put option, the secured put writer incurs an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option, minus the premium received.

Over-the-Counter Options. As indicated in the Prospectus, each Fund may deal in over-the-counter traded options ("OTC options"). OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation and there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise, in which event, the Fund may experience material losses. However, in writing options, the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Since there is no exchange, pricing normally is done by reference to information from market makers, which information is carefully monitored by the Fund' investment adviser and verified in appropriate cases.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any given time. Consequently, a Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a Fund writes an OTC option, generally it can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of such put or call option also might find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The Fund understands the position of the staff of the Securities and Exchange Commission ("SEC") to be that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. The Fund and its investment adviser disagree with this position and believe that the dealers with which they intend to engage in OTC options transactions generally are agreeable to and capable of entering into closing transactions. The Fund has adopted procedures for engaging in OTC options for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of a Fund' portfolio. A description of such procedures is set forth below.

The Fund only will engage in OTC options transactions with dealers that have been specifically approved by the Board of Directors of the Fund. The Fund and their investment adviser believe that such dealers present minimal credit risks to the Fund and, therefore, should be able to enter into closing transactions if necessary. The Fund currently will not engage in OTC options transactions if the amount invested by the Fund in OTC options plus a "liquidity charge" related to OTC options written by the Fund, plus the amount invested by the Fund in illiquid securities, would exceed 10% of the Fund's net assets. The "liquidity charge" referred to above is computed as described below.

The Fund anticipates entering into agreements with dealers to which the Fund sell OTC options. Under these agreements a Fund would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow a Fund to repurchase a specific OTC option written by the Fund, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.

Options on Securities Indices. Each Fund also may purchase and write call and put options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Fund owns or intends to purchase, and not for speculation. Through the writing or purchase of index options, a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of an index and, therefore, the Fund bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

When a Fund writes an option on a securities index, it will be required to deposit with its custodian and mark-to-market eligible securities equal in value to at least 100% of the exercise price in the case of a put or the contract value in the case of a call. In addition, where a Fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Fund will segregate and mark to market cash or cash equivalents equal in value to such excess until the option expires or is closed out.

Options on futures contracts and index options involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by a Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

Delayed Delivery Transactions. Each Fund may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions involve a commitment by the Fund to purchase or sell securities with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. When a Fund enters into a delayed delivery purchase, it becomes obligated to purchase securities and it has all the rights and risks attendant to ownership of a security, although delivery and payment occur at a later date. The value of fixed- income securities to be delivered in the future will fluctuate as interest rates vary. At the time the Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Likewise, at the time the Fund makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Fund, generally, have the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security.

To the extent the Fund engage in when-issued or delayed delivery purchases, they will do so for the purpose of acquiring portfolio securities consistent with the Fund' investment objectives and policies and not for investment leverage or to speculate in interest rate changes. The Fund only will make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Fund reserve the right to sell these securities before the settlement date if deemed advisable.

Regulatory Restrictions. To the extent required to comply with Securities and Exchange Commission Release No. IC-10666, when purchasing a futures contract, writing a put option or entering into a delayed delivery purchase, each Fund will maintain, in a segregated account, cash or high-grade marketable debt securities equal to the value of such contracts.

To the extent required to comply with Commodities Futures Trading Commission Regulation 4.5 and thereby avoid "commodity pool operator" status, no Fund will enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open options on futures would exceed 5% of the Fund' total assets. A Fund will not engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which the Fund holds or intends to purchase. When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 75% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts at all times will not exceed the sum of: (1) accrued profits on such contracts held by the broker; (2) cash or high-quality money market instruments set aside in an identifiable manner and
(3) cash proceeds from investments due within 30 days.

                                       2.
                             Directors and Officers

The following director is a partner of Lord Abbett, The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. He has been associated with Lord Abbett for over five years and is also an officer and/or director or trustee of the twelve other Lord Abbett-sponsored funds. He is an "interested persons" as defined in the Act, and as such, may be considered to have an indirect financial interest in the Rule 12b-1 Plan described in the Prospectus.

Robert S. Dow, age 53, Chairman and President

The following outside directors are also directors or trustees of the twelve other Lord Abbett-sponsored funds referred to above.

E. Thayer Bigelow
Courtroom Television Network
600 Third Avenue
New York, New York

Formerly President and Chief Executive Officer of Time Warner Cable Programming, Inc. Prior to that, formerly President and Chief Operating Officer of Home Box Office, Inc. Age 57.

William H. T. Bush
Bush-O'Donnell & Co., Inc.
101 South Hanley Road, Suite 1025
St. Louis, Missouri

Co-founder and Chairman of the Board of financial advisory firm of Bush-O'Donnell & Company. Age 60

Robert B. Calhoun
Monitor Clipper Partners
650 Madison Avenue, 9th Floor
New York, New York

Managing Director of Monitor Clipper Partners and President of the Clipper Group L.P., both private equity investment funds. Age 57.

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon. Age 67.

John C. Jansing
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 72.

C. Alan MacDonald
Directorship Inc.
8 Sound Shore Drive
Greenwich, Connecticut

Managing Director of Directorship Inc., a consultancy in board management and corporate governance. Formerly General Partner of The Marketing Partnership, Inc., a full service marketing consulting firm (1994-1997). Prior to that, Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992-1994). His career spans 36 years at Stouffers and Nestle with 18 of the years as Chief Executive Officer. Currently serves as Director of DenAmerica Corp., J. B. Williams Company, Inc., Fountainhead Water Company and Exigent Diagnostics. Age 65.

Hansel B. Millican, Jr.
Rochester Button Company
1328 Broadway (Suite 816)

New York, New York

President and Chief Executive Officer of Rochester Button Company. Age 70.

Thomas J. Neff
Spencer Stuart
277 Park Avenue
New York, New York

Chairman of Spencer Stuart, an executive search consulting firm. Currently serves as Director of Ace, Ltd. (NYSE). Age 60.

The second column of the following table sets forth the compensation accrued for the Fund's outside directors. The third column sets forth information with respect to the equity-based benefits accrued for outside directors maintained by the Lord Abbett-sponsored funds. The fourth column sets forth the total compensation payable by such funds to the outside directors. No director of the Fund associated with Lord Abbett and no officer of the Fund received any compensation from the Fund for acting as a director or officer.

                  For the Fiscal Year Ended September 30, 1998

      (1)                    (2)                (3)                  (4)

                                         Pension or           For Year Ended
                                         Retirement Benefits  December 31, 1998
                                         Accrued by the       Total Compensation
                         Aggregate       Fund and             Accrued by the Fund and
                         Compensation    All Other Lord       All Other Lord
                         Accrued by      Abbett-sponsored     Abbett-sponsored
Name of Director         the Fund(1)     Funds(2)             Funds(3)
----------------         -----------     --------             --------
E. Thayer Bigelow        $
William H. T. Bush*      None            None                 None
Rober B. Calhoun**       None            None                 None
Stewart S. Dixon         $
John C. Jansing          $
C. Alan MacDonald        $
Hansel B. Millican, Jr.  $
Thomas J. Neff           $

*     Elected trustee as of August 13, 1998.
**    Elected trustee as of June 17, 1998.

(1). Outside directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Fund to its outside directors is being deferred under a plan that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors.

(2). The amounts in Column 3 were accrued by the Lord Abbett-sponsored Funds for the twelve months ended October 31, 1998 with respect to the equity based plans established for independent directors in 1996. This plan supercedes a previously approved retirement plan for all future directors. Current directors had the option to convert their accrued benefits under the retirement plan. All of the outside directors except one made such an election. Each plan also provides for a pre-retirement death benefit and actuarially reduced joint-and-survivor spousal benefits.

(3). This column shows aggregate compensation, including directors fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1998. The amounts of the aggregate compensation payable by the Fund as of September 30, 1998 deemed invested in Fund shares, including dividends reinvested and changes in net asset value
      applicable to such deemed investments, were: Mr. Bigelow, $      ; Mr.
      Dixon, $      ; Mr. Jansing, $      ; Mr. MacDonald, $     ; Mr.

      Millican, $      and Mr. Neff, $      . If the amounts deemed invested in
      Fund shares were added to each director's actual holdings of Fund shares as of September 30, 1998, each would own, the following: Mr. Bigelow, shares; Mr. Dixon, shares; Mr. Jansing, shares; Mr. McDonald, shares; Mr. Millican, shares; and Mr. Neff, shares.

(4). Mr. Jansing chose to continue to receive benefits under the retirement plan which provides that outside directors (Trustees) may receive annual retirement benefits for life equal to their final annual retainer following retirement at or after age 72 with at least ten years of service. Thus, if Mr. Jansing were to retire and the annual retainer payable by the funds were the same as it is today, he would receive annual retirement benefits of $50,000.

Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. Of the following, Messrs. Allen, Brown, Carper, Ms. Foster, Messrs. Hilstad, Morris, Noelke and Walsh are partners of Lord Abbett; the others are employees:

Executive Vice Presidents:

Zane E. Brown, age 46

Vice Presidents:

Paul A. Hilstad, age 55, Vice President and Secretary (with Lord Abbett since 1995 - formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.)

Stephen I. Allen, age 44

Daniel E. Carper, age 46

Daria L. Foster, age 43

Lawrence H. Kaplan, age 41 (with Lord Abbett since 1997 - formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc from 1995 to 1997, prior thereto Senior Vice President, Director and General Counsel of Kidder Peabody Asset Management, Inc.)

Thomas F. Konop, age 56

Robert G. Morris, age 53

Robert J. Noelke, age 41

A. Edward Oberhaus, age 38

Keith F. O'Connor, age 42

John J. Walsh, age 61

Treasurer:

Donna M. McManus, age 37 (with Lord Abbett since 1996, formerly a Senior Manager at Deloitte & Touche LLP)

The Fund does not hold annual meetings of its stockholders unless one or more matters are required to be acted on by the stockholders under the Act. Under the Fund's Articles of Incorporation, shareholder meetings may be called at any time by certain officers of the Fund or by a majority of the directors (i) for the purpose of taking action upon any matter requiring the vote or authority of the Fund's stockholders or upon other matters deemed to be necessary or desirable or
(ii) upon the written request of the holders of at least one-quarter of the shares of the Fund outstanding and entitled to vote at the meeting.

As of December 31, 1998, our officers and directors as a group owned less than 1% of our outstanding shares. The following entity is known by the Fund to be the holder of record of 5% or more of the Fund's outstanding shares on January
30, 1998:      (%)

                                       3.
                     Investment Advisory and Other Services

As described under "Our Management" in the Prospectus, Lord Abbett is the Fund's investment manager. Nine of the seventeen general partners of Lord Abbett, who are officers and/or directors of the Fund, are: Stephen I. Allen, Zane E. Brown, Daniel E. Carper, Robert S. Dow, Daria L. Foster, Paul Hilstad, Robert G. Morris, Robert J. Noelke and John J. Walsh. The other general partners of Lord Abbett who are neither officers nor directors of the Fund are John E. Erard, Robert P. Fetch, Robert I. Gerber, W. Thomas Hudson, Stephen J. McGruder, Michael B. McLaughlin, R. Mark Pennington and Christopher J. Towle. The address of each partner is The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203.

The services performed by Lord Abbett are described under "Our Management" in the Prospectus. Under the Management Agreement, we are obligated to pay Lord Abbett a monthly fee, based on average daily net assets of each Fund for each month, at the annual rate of .50 of 1%. For the National, New York and California Fund this fee is allocated among the separate classes based on such class' proportionate share of the Fund' average daily net assets.

The Fund pays all of its expenses not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside directors' fees and expenses, association membership dues, legal and audit fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums and brokerage and other expenses connected with executing portfolio transactions.

For the fiscal years ended September 30, 1996 ,1997 and 1998, the management fees paid to Lord Abbett for the National Fund amounted to $3,318,985,
$3,310,474 and $         , respectively, and for the New York Fund, $1,632,539,
$1,546,703 and $         , respectively.

For the fiscal years September 30, 1996, and 1997 Lord Abbett waived $172,582 and $_________ of the Texas Fund's management fees, respectively. For the fiscal year ending September 30, 1997, and 1998 the management fees paid to Lord Abbett
amounted to $463,328 and $         , respectively.

Although not obligated to do so, Lord Abbett has waived or may waive all or part of its management fees and has assumed or may assume other expenses of the Connecticut, Hawaii, Minnesota, Missouri, New Jersey and Washington Fund. For the fiscal years ended September 30, 1996, 1997 and 1998, Lord Abbett waived
$148,339, $76,825 and $        in New Jersey Fund management fees, respectively.

With respect to the Connecticut Fund, for the fiscal years ended September 30,
1996, 1997 and 1998, Lord Abbett waived $500,557, $220,975 and $         ,
respectively, in management fees. With respect to the Missouri Fund, for the fiscal years ended September 30, 1996, 1997 and 1998, Lord Abbett waived
$201,043, $329,040 and $        , respectively, in management fees.

For the fiscal years ended September 30, 1996, 1997 and 1998, Lord Abbett waived
$258,022, $227,090 and $         , respectively, in Hawaii Fund's management
fees. For the fiscal years ended September 30, 1996, 1997and 1998, Lord Abbett
waived $55,661, $34,553 and $        respectively, in Washington Fund's
management fees. Lord Abbett may pay or reimburse the Washington Fund for certain of its other expenses. Any such expenses have been repaid to Lord Abbett by the Washington Fund pursuant to a formula based on the expense ratio of the Washington Fund.

For the fiscal year ended August 31, 1996, Lord Abbett waived $322,490 in management fees with respect to the California Fund and its "predecessor", Lord Abbett California Tax-Free Income Fund, Inc. For the fiscal years ending
September 30, 1997 and 1998, Lord Abbett waived $344,451 and $         in
management fees for the California Fund.

For the period December 27, 1994 through September 30, 1996, Lord Abbett waived all management fees and subsidized expenses with respect to the Minnesota Fund. Any such expenses may be repaid to Lord Abbett by the Minnesota Fund pursuant to a formula based on the expense ratio of the Minnesota Fund. For the fiscal years, ended

September 30, 1997 and 1998, Lord Abbett waived $45,321 and $        in
management fees for the Minnesota Fund.

For the fiscal years ended September 30, 1996 , 1997 and 1998 the management fees paid to Lord Abbett by the Fund indicated were $843,359 (New Jersey), $379,369 (Connecticut), $360,135 (Missouri), $173,255 (Hawaii) and $309,809
(Washington).

For the fiscal years ended August 31, 1996 the management fees paid to Lord Abbett by the California Fund (from July 15, 1996) and by its "predecessors", Lord Abbett California Tax-Free Income Fund, Inc. prior to that date were $1,217,777 and $1,137,106. For the period September 1, 1996, to September 30, 1996 the management fees paid to Lord Abbett by the California Fund was $123,314. For the years ended September 30, 1997 and 1998 the management fees
paid to Lord Abbett by the California Fund was $1,061,790 and $       .

Lord Abbett has given the Fund the right to use the identifying name "Lord Abbett" and this right may be withdrawn if Lord Abbett ceases to be each Fund's investment manager.

Lord Abbett Distributor LLC serves as the principal underwriter for each Fund.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, are the independent auditors of each Fund and must be approved at least annually by our Board of Directors to continue in such capacity. Deloitte & Touche LLP perform audit services for each Fund, including the examination of financial statements included in our annual report to shareholders.

The Bank of New York ("BONY"), 40 Wall Street, New York, New York 10268, serves as each Fund's custodian.

United Missouri Bank of Kansas City, N.A., Tenth and Grand Kansas City, Missouri 64141, acts as the Transfer Agent and Dividend Disbursing Agent for each Fund.

                                       4.
                             Portfolio Transactions

Purchases and sales of portfolio securities usually will be principal transactions and normally such securities will be purchased directly from the issuer or from an underwriter or purchased from or sold to a market maker for the securities. Therefore, the Fund usually will pay no brokerage commissions on such transaction. Purchases from underwriters of portfolio securities will include a commission or concession paid by the issuer to the underwriter and purchases from or sales to dealers serving as market makers will include a dealer's markup or markdown. Principal transactions, including riskless principal transactions, are not afforded the protection of the safe harbor in
Section 28 (e) of the Securities Exchange Act of 1934.

Our policy is to obtain best execution on all our portfolio transactions, which means that we seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including dealer markups and markdowns and any brokerage commissions. This policy governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the Fund and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. They are responsible for negotiation of prices and any commissions.

We may pay a brokerage commission on the purchase or sale of a security that could be purchased from or sold to a market maker if our net cost of the purchase or the net proceeds to us of the sale are at least as favorable as we could obtain on a direct purchase or sale. Brokers who receive such commissions may also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases and may include the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Fund to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time as we do, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with us in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as we do, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as we do.

We will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for our benefit or otherwise) from dealers as consideration for the direction to them of portfolio business.

During the fiscal years ending September 30, 1996, 1997and 1998, we paid no commissions to independent dealers.

                                       5.
                             Purchases, Redemptions
                            and Shareholder Services

The Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on the New York or American Stock Exchange or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Directors.

Information concerning how we value our shares for the purchase and redemption of our shares is described in the Prospectus under "Purchases" and "Redemptions", respectively.

As disclosed in the Prospectus, we calculate our net asset value and are otherwise open for business on each day that the NYSE is open for trading. The NYSE is closed on Saturdays and Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The net asset value per share for the Class B and Class C shares is determined in the same manner as for the Class A shares (net assets divided by shares outstanding). Our Class B and Class C shares are sold at net asset value.

The maximum offering prices of our Class A shares on September 30, 1998 were computed as follows:

                                       National   New York   Texas       Connecticut  California
                                       Fund       Fund       Fund        Fund         Fund
                                       ----       ----       ----        ----         ----
Net asset value per
share (net assets divided by shares
outstanding)                           $          $          $           $            $

Maximum offering
price per share (net asset value
divided by .9525)                      $          $          $           $            $

                                       Missouri   Minnesota  New Jersey  Hawaii       Washington
                                       Fund       Fund       Fund        Fund         Fund
                                       ----       ----       ----        ----         ----
Net asset value per
share (net assets divided by shares
outstanding)                           $          $          $           $            $

Maximum offering
price per share (net asset value
divided by .9525)                      $          $          $           $            $

The maximum offering prices of our Class B shares on September 30, 1998 were computed as follows:

                                       National
                                       Fund
                                       ----
Net asset value per
share (net assets divided by shares
outstanding .......................... $

The maximum offering prices of our Class C shares on September 30, 1998 were computed as follows:

                                       National   New York   California
                                       Fund       Fund       Fund
                                       ----       ----       ----
Net asset value per
share (net assets divided by shares
outstanding .......................... $          $          $

The Fund has entered into a distribution agreement with Lord Abbett Distributor LLC, a New York limited liability company ("Lord Abbett Distributor"), under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

For our last three fiscal years, Lord Abbett as our principal underwriter received net commissions after allowance of and carried over to future years a portion of the sales charge to independent dealers with respect to Class A shares as follows:

                         Year Ended       Year Ended        Year Ended
                         Sept. 30, 1998   Sept. 30, 1997    Sept. 30, 1996
                         --------------   --------------    --------------

Gross sales charge               --       $2,686,781        $3,375,031
Amount allowed
to dealers                       --        2,338,259         2,934,816
                                          ----------        ----------

Net commissions received
by Lord Abbett           $                $  348,522        $  440,215
                         ==========       ==========        ==========

For the last three fiscal years, Lord Abbett as principal underwriter received net commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares of the California Fund' "predecessor", Lord Abbett California Tax-Free Fund, Inc. and for the California Fund for the period September 1, 1996 to September 30, 1996 as follows:

                        Year Ended           Period
                        September 30, 1998   Sept. 1, 1996       Year Ended
                                             to Sept. 30, 1996   August 31, 1996
                                             -----------------   ---------------

Gross sales charge               --          $23,132             $433,713

Amount allowed                   --           20,471              378,916
488,132

Net Commissions received
by Lord Abbett                   --          $ 2,661             $ 54,797
                                             =======             ========

Conversion of Class B Shares. The conversion of Class B shares of the National Fund on the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service or an opinion of counsel to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

ALTERNATIVE SALES ARRANGEMENTS

Classes of Shares. This Prospectus offers three classes of shares designated as Class A, B, and C (which may differ for each Fund). The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

Class A Shares. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million (or on investments for employer-sponsored retirement plans under the Internal Revenue Code (hereinafter referred to as "Retirement Plans") with less than 100 eligible employees or on investments that do not qualify to be under a "special retirement wrap program" as a program sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a mutual fund wrap fee program). If you purchase Class A shares as part of an investment of at least $1 million (or for Retirement Plans with at least 100 eligible employees or under a special retirement wrap program) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but if you redeem any of those shares within 24 months after the month in which you buy them, you may pay to the Fund a contingent deferred sales charge ("CDSC") of 1% except for redemptions under a special retirement wrap program. Class A shares are subject to service and distribution fees that are currently estimated to total annually approximately 0.23 of 1% of the annual net asset value of the Class A shares. The initial sales charge rates, the CDSC and the Rule 12b-1 plan applicable to the Class A shares are described in "Buying Class A Shares" below.

Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor LLC ("Lord Abbett Distributor"). That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class B shares. The CDSC and the Rule 12b-1 plan applicable to the Class B shares are described in "Buying Class B Shares" below.

Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay the Fund a CDSC of 1%. Class C shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class C shares. The CDSC and the Rule 12b-1 plan applicable to the C shares are described in "Buying Class C Shares" below.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial adviser. The Fund's class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to Class A, Class B and Class C, and considered the effect of the higher distribution fees on Class B and Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them one year.

However, if you plan to invest more than $100,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more appropriate than Class C for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more appropriate than Class C. If you are investing $500,000 or more, Class A may become more desirable as your investment horizon approaches 3 years or more.

For most investors who invest $1 million or more or for Retirement Plans with at least 100 eligible employees or for investments pursuant to a special retirement wrap program, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, it may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. In addition, it may not be suitable for you to place an order for Class B or C shares for a Retirement Plan with at least 100 eligible employees or for a special retirement wrap program. You should discuss this with your financial advisor.

Investing for the Longer Term. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Rights of Accumulation. Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

Are There Differences in Account Features That Matter to You? Some account features are available in whole or in part to Class A, Class B and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See "Systematic Withdrawal Plan" under "Shareholder Services" in the Prospectus for more information about the 12% annual waiver of the CDSC. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and Class C shares are subject, as described below.

How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for the Fund and Class C shareholders.

Class A, B and C Rule 12b-1 Plans. As described in the Prospectus, the Fund has adopted a Distribution Plan and Agreement on behalf of each Fund pursuant to Rule 12b-1 of the Act for each class of such Fund: the "A Plan" (all Fund), the "B Plan" (National Fund only) and the "C Plan" (National, New York and California Fund only), respectively. In adopting each Plan and in approving its continuance, the Board of Directors has concluded that there is a reasonable likelihood that each Plan will benefit its respective Class and such Class' shareholders. The expected benefits include greater sales and lower redemptions of shares, which should allow each Class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. Lord Abbett used all amounts received under the A, B and C Plans for payments to dealers for (i) providing continuous services to the shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of each Fund.

The fees payable under the A, B and C Plans are described in the Prospectus. For the fiscal year ended September 30, 1998 fees paid to dealers under the A Plans
were as follows: National Fund $      ; New York Fund $       ; California Fund
$       ; Texas Fund $       ; New Jersey Fund $       ; Connecticut Fund
$       ; Missouri Fund $       and Hawaii Fund $       .

For the fiscal year ended September 30, 1998 fees paid to dealers under the B Plan for the National Fund were $

 . For the fiscal year ended September 30, 1998 fees paid under the C Plan for
the National, New York and California Fund were $       , $       and $       .

Each Plan requires the Board of Directors to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the Board of Directors and of the directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside directors"), cast in person at a meeting called for the purpose of voting on the Plan and agreements. No Plan may be amended to increase materially the amount spent for distribution expenses without approval by a majority of the outstanding voting securities of the relevant class of the Fund in question and the approval of a majority of the directors, including a majority of the outside directors. Each Plan may be terminated at any time by vote of a majority of the outside directors or by vote of the holders of a majority of the outstanding voting securities of the relevant class of the Fund in question.

Contingent Deferred Sales Charges. A Contingent Deferred Sales Charge ("CDSC"), applies upon early redemption of shares, regardless of class, and (i) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (ii) is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions).

Class A Shares. As stated in the Prospectus, a CDSC is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or fund acquired through exchange of such shares) on which a Fund has paid the one-time 1% distribution fee if such shares are redeemed out of the Lord Abbett-sponsored family of funds within a period of 24 months from the end of the month in which the original sale occurred.

Class B Shares (National Fund only). As stated in the Prospectus, if Class B shares of the National Fund (or Class B shares of another Lord Abbett-sponsored fund or fund acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored family of funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, of providing distribution-related service to the Fund in connection with the sale of Class B shares.

To determine whether the CDSC applies to a redemption, the Fund redeem shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Anniversary of                          Contingent Deferred Sales Charge
Purchase                       on Redemptions (As % of Amount Subject to Charge)
Before the 1st                                        5.0%
On the 1st, before the 2nd                            4.0%
On the 2nd, before the 3rd                            3.0%
On the 3rd, before the 4th                            3.0%
On the 4th, before the 5th                            2.0%
On the 5th, before the 6th                            1.0%
On or after the 6th anniversary                       None

In the table, an "anniversary" is the 365th day subsequent to the acceptance of a purchase order or a prior anniversary. All purchases are considered to have been made on the business day on which the purchase order was accepted.

Class C Shares (National, New York and California fund only). As stated in the Prospectus, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder will be required to pay to the applicable Fund on behalf of Class C shares a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other fund on behalf of the Fund' Class C shares.

General. Each percentage (1% in the case of Class A and C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, Class B and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage".

With respect to Class A and Class B shares, no CDSC is payable on redemptions by participants or beneficiaries from employer-sponsored retirement plans under the Internal Revenue Code for benefit payments due to plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. In the case of Class A and Class C shares, the CDSC is received by the applicable Fund and is intended to reimburse all or a portion of the amount paid by the Fund if the shares are redeemed before the Fund has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Fund. In the case of Class B shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related service to the National Fund (including recoupment of the commission payments made) in connection with the sale of Class B shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B Plan distribution fee.

The other funds which participate in the Telephone Exchange Privilege (except
(a) Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF"),
(b) certain fund of the Fund and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF" (collectively, the "Non-12b-1 Funds")) have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett family of funds or out of AMMF, the CDSC will be charged on behalf of and paid:
(i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A and Class C shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B shares. Thus, if shares of a Lord Abbett fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett funds, in the case of the Class A and Class C shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B shares. Acquired Shares held in GSMMF and AMMF which are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of: (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the Exchanged Shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) amounts derived from increases in the value of the account above the total cost of shares being redeemed due to increases in net asset value, (ii) shares with respect to which no Lord Abbett fund or fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iii) shares which, together with Exchanged Shares, have been held continuously for 24 months from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) or for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

Exchanges. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares for those of the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level), (ii) GSMMF or (iii) AMMF, to the extent offers and sales may be made in your state.

You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMF have the same right to exchange their shares for the Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received prior to the close of the NYSE in proper form. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice. "Eligible Funds" are AMMF and other Lord Abbett-sponsored funds which are eligible for the exchange privilege, except Lord Abbett Fund Fund ("LASF") which offers its shares only in connection with certain variable annuity contracts, Lord Abbett Equity Fund ("LAEF") which is not issuing shares, and fund of Lord Abbett Research Fund not offered to the general public ("LARF").

Statement of Intention. Under the terms of the Statement of Intention to invest $100,000 or more over a 13-month period as described in the Prospectus, shares of Lord Abbett-sponsored funds (other than shares of LAEF, LASF, LARF and GSMMF, unless holdings in GSMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) currently owned by you are credited as purchases (at their current offering prices on the date the Statement is signed) toward achieving the stated investment and reduced initial charges for Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Statement is not completed. The Statement of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

Rights of Accumulation. As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Lord Abbett-sponsored funds (other than LAEF, LARF, LASF, and GSMMF, unless holdings in GSMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) so that a current investment, plus the purchaser's holdings valued at the current maximum offering price, reach a level eligible for a discounted sales charge for Class A shares.

Net Asset Value Purchases of Class A Shares. As stated in the Prospectus, our Class A shares may be purchased at net asset value by our directors, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of employees of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "directors" and "employees" include a director's or employee's spouse (including the surviving spouse of a deceased director or employee). The terms " directors" and "employees of Lord Abbett" also include other family members and retired directors and employees.

Our Class A shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions from Class A shares and other Lord Abbett-sponsored funds, except for LARF, LAEF and LASF, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, and (e) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the Fund has business relationships.

Our shares may be issued at net asset value in exchange for the assets, subject to possible tax adjustment, of a personal holding company or an investment company. There are economies of selling efforts and sales-related expenses with respect to offers to these investors and those referred to above.

Redemptions. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 30 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

Div-Move. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account into an existing account in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

Invest-A-Matic. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

Systematic Withdrawal Plans. The Systematic Withdrawal Plan (the "SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. With respect to a SWP for Class B shares, the CDSC will be waived on redemptions of up to 12% per year of either the current net asset value of your account or your original purchase price, whichever is higher. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when in effect a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

Retirement Plans. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms and custodial agreements for IRAs (Individual Retirement Accounts including Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans, including 401(k) plans. The forms name Investors Fiduciary Trust Company as custodian and contain specific information about the plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

                                       6.
                                      Taxes

Each Fund will be treated as a separate entity for federal income tax purposes. As a result, the status of each Fund as a regulated investment company is determined separately by the Internal Revenue Service. Each Fund qualified as a regulated investment company last fiscal year and intends to do so for this fiscal year, if any fund does not qualify it will be taxed as a normal corporation.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund may not be deductible, in whole or in part, for federal, or for state or personal income tax purposes. Pursuant to published guidelines, the Internal Revenue Service may deem indebtedness to have been incurred for the purpose of acquiring or carrying shares of the Fund even though the borrowed funds may not be directly traceable to the purchase of shares.

Our shares may not be an appropriate investment for "substantial users" of facilities financed by industrial development bonds or persons related to such "substantial users." Such persons should consult their tax advisers before investing in shares of the Fund.

Certain financial institutions, like other taxpayers, may be denied a federal income tax deduction for the amount of interest expense allocable to an investment in the Fund and the deduction for loss reserves available to property and casualty insurance companies may be reduced by a specified percentage as a result of their investment in the Fund.

The value of any shares redeemed by the Fund or repurchased or otherwise sold may be more or less than your tax basis at the time the redemption, repurchase or sale is made. Any gain or loss generally will be taxable for federal income tax purposes. Any loss realized on the sale, redemption or repurchase of Fund shares held for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distribution designated by the Fund as a "capital gains distribution" received with respect to such shares. Moreover, shareholders will not be allowed to recognize for tax purposes any capital loss realized on the redemption or repurchase of Fund shares which they have held for six months or less to the extent of any tax-exempt distributions received on the shares. Losses on the sale of stock or securities are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires stock or securities that are substantially identical.

Each Fund will be subject to a 4% nondeductible excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with a calendar year distribution requirement. The Fund intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise taxes.

Limitations imposed by the Internal Revenue Code of 1986, as amended, on regulated investment companies may restrict the Fund's ability to engage in the options and financial futures transactions discussed above or in other investment techniques and practices. Moreover, in order to continue to qualify as a regulated investment company for federal income tax purposes, each Fund may be required in some circumstances to defer closing out options or futures contracts that might otherwise be desirable to close out. State law may restrict a Fund' ability to engage in the options and financial futures transactions discussed above. A current interpretation of New Jersey law issued by the New Jersey Department of the Treasury would preclude the New Jersey Fund from engaging in some or all of the options and financial futures transactions discussed above. Each Fund may engage in such transactions to the extent they currently are or become permissible under applicable state law.

Except as discussed in the Prospectus, the receipt of dividends from the Fund may be subject to tax under laws of state or local tax authorities. You should consult your tax adviser on state and local tax matters.

                                       7.
                       Risk Factors Regarding Investments
      in California, Connecticut, Hawaii, Minnesota, Missouri, New Jersey,
           New York, Texas, Washington and Puerto Rico Municipal Bonds

The following information is a summary of special risks affecting the states and territory indicated, each of which could affect the bonds purchases by the Fund. It does not purport to be complete or current and is based upon information and judgments derived from public documents relating to such states and territory and other sources. The Fund has not verified any of this data.

California Bonds

California Constitutional and statutory provisions limit the taxing and spending authority of California governmental entities and impair the ability of California issuers to maintain debt service on their obligations. California's economy has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. Unemployment in the State has , but still exceeds the national average. Per capita income has grown in recent years, and is greater than the national average. The State's financial condition has improved since 1994, with increased revenues, slowdown in the growth of social welfare programs and continued spending restraint and economic growth. Revenues are expected to continue to increase during the 1998-99 fiscal year, with a corresponding increase in expenditures. The State's budget reserve was $461 million as of June 30, 1997, and is estimated to be $329 million at June 30, 1998.

California's economy is expected to grow more slowly through 1998. The Asian economic crisis is expected to have a dampening effect on the State's economy, as exports will decrease, but increased needs for import services and lower interest rates may help offset the negative impact. Rapidly growing exports to Mexico and Latin America have been taking up some of the slack from Asia, but could be reduced by global economic problems.

The taxing and spending authority of California's governmental entities has been limited by the adoption of constitutional amendments. Proposition 13, enacted in 1978, constrains the fiscal condition of local governments by limited ad valorem taxes on real property and restricting the ability of taxing entities to increase real property and other taxes. In 1996, voters approved Proposition 218, which limits the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval, and clarifies the right of local voters to reduce taxes, fees, assessments or charges through local initiatives. Proposition 218 is generally viewed as restricting the flexibility of local governments, and consequently has and may further cause reductions in ratings of some cities and counties. The State is also subject to an annual appropriations limit imposed by Article XIII B of the State Constitution, which prohibits the state from spending the proceeds of tax revenues, regulatory licenses, user charges or other fees beyond imposed appropriations limits that are adjusted annually based on per capital personal income and changes in population. Revenues that exceed the limitation are measured over consecutive two-year periods, and any excess revenues are divided equally between transfers to schools and community colleges and refunds to taxpayers. Certain appropriations, including appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by voters, are subject to this limitation.

The effect of these various provisions upon the ability of California issuers to pay interest and principal on their obligations remains unclear in many cases. In any event, the effect may depend upon whether a particular California Municipal Bond is a general or limited obligation bond (limited obligation bonds generally being less affected by such changes) and on the type of security, if any, provided for the bond. Future amendments to the California Constitution or statutory changes also may harm the ability of the State or local issuers to repay their obligations.

The failure of the State or other organizations or governmental agencies with which the State electronically interacts, including State vendors and the federal government, to be Year 2000 compliant may materially affect the State's revenue and operations.

Connecticut Bonds

Manufacturing employment has been on a downward trend since the mid-1980's while non-manufacturing employment has recovered most of its losses from its peak in the late 1980s. Defense-related business remains important, although its significance in the State's economy has declined considerably.

Connecticut has no constitutional limit on its power to issue obligations or incur indebtedness, other than that it may only borrow for public purposes. However, Connecticut law provides that no indebtedness payable from General Fund tax receipts of the State shall be authorized by the General Assembly, except as shall not cause the aggregate amount of (1) the total amount of indebtedness payable from General Fund tax receipts authorized by the General Assembly but which have not been issued and (2) the total amount of such indebtedness which has been issued and remains outstanding (with certain exceptions), to exceed 1.6 times the total estimated General Fund tax receipts of the State for the fiscal year in which any such authorization will become effective, as estimated for such fiscal year by the joint standing committee of the General Assembly having cognizance of finance, revenue and bonding.

In 1992, Connecticut voters approved a constitutional amendment which requires a balanced budget for each year and imposes a cap on the growth of expenditures. The General Assembly cannot authorize an increase in general budget expenditures for any fiscal year above the amount of general budget expenditures for the previous fiscal year by a percentage which exceeds the greater of the percentage increase in personal income or the percentage increase in inflation. There is an exception provided if the governor declares an emergency or the existence of extraordinary circumstances and at least three-fifths of the members of each house of the General Assembly vote to exceed the limit for purposes of such emergency or extraordinary circumstances.

As of May 31, 1998, the estimated 1997-98 fiscal year General Fund revenues and expenditures, according to the Comptroller's report, will result in a projected surplus of $257.0 million. The adopted Midterm Budget Adjustments for fiscal 1998-99 anticipates a General Fund surplus of $19.6 million. Expenditures for the payment of bonds, notes and other evidences of indebtedness are excluded from the constitutional and statutory definitions of general budget expenditures.

The State expects its Year 2000 plan to be completed on a timely basis, and is monitoring the activities of its third-party vendors in developing and implementing plans to address the Year 2000 issue. The failure to complete such modifications and conversions in a timely manner may materially affect the revenues and operations of the State.

Hawaii Bonds

The Constitution of the State of Hawaii empowers the issuance of four types of bonds: general obligation bonds (all bonds for the payment of the principal and interest for which the full faith and credit of the State or a political subdivision are pledged and, unless otherwise indicated, including reimbursable general obligation bonds); bonds issued under special improvements statutes; revenue bonds (all bonds payable from revenues, or user taxes, or any combination of both, of a public undertaking, improvement, system or loan program); and special purpose revenue bonds (all bonds payable from rental or other payments made or any issuer by a person pursuant to contract). All bonds other than special purpose revenue bonds may be authorized by a majority vote of the members of each House of the Hawaii Legislature. Special purpose revenue bonds may be authorized by two-thirds vote of the members of each House of the Hawaii Legislature.

The Hawaii Constitution provides that general obligation bonds may only be issued by the State if such bonds at the time of issuance will not cause the total amount of principal and interest payable in the current or any future fiscal year, whichever is higher, on such bonds and on all outstanding general obligation bonds in the current or any future fiscal year, whichever is higher, to exceed 18.5% of the average general fund revenues of Hawaii in the three fiscal years immediately before the issuance.

General Information. The construction and manufacturing industries have experienced significant job losses in recent years, while unemployment rates have increased or remained steady for five years. In contrast to the overall strong performance of the U.S. economy in the 1990s, Hawaii's economic activity has been flat during that time.

The failure of the State or other organizations or governmental agencies with which the State electronically interacts, including State vendors and the federal government, to be Year 2000 compliant may materially affect the State's revenue and operations.

Minnesota Bonds

Diversity and a significant natural resource base are two important characteristics of Minnesota's economy. While the structure of the State's economy parallels the structure of the United States economy as a whole, there is some concentration in manfacturing categories. The importance of the State's rich resource base for overall employment is apparent in the employment mix in the non-durable goods industries.

The recession that began in 1990 was less severe in Minnesota than in the national economy, and Minnesota's recovery was more rapid than the nation's. The State's per capita income has generally remained above the national average in spite of recessions and some difficult years in agriculture. Since 1995, the State's monthly unemployment rate generally has been less than the national unemployment rate.

The Minnesota Constitution places no limitation on the amount of debt which may be authorized for permissible purposes. As of June 1, 1998, the outstanding principal amount of general obligation bonds of the State was approximately $2.4 billion.

The Minnesota legislature has enacted a provision that interest on obligations of Minnesota governmental units be included in the net income of individuals, trusts and estates for Minnesota income tax purposes if a court determines that Minnesota's exemption of such interest is unlawful in that it discriminates against interstate commerce because interest on obligations of governmental issuers in other states is so included. This provision applies to taxable years that begin during or after the calendar year in which any such court decision becomes final, no matter when the obligations were issued. Should a court so rule, the value of securities held by the Fund, and thus the value of the Fund's shares, would likely decrease, perhaps significantly.

The University of Minnesota, established as a separate entity by the Minnesota Constitution, and various State agencies or instrumentalities established by the Legislature, are authorized by law to issue various forms of obligations. These obligations may be supported by the full faith and credit of the University and the other issuers, or by various revenue pledges, or both. However, such obligations are not debts of the State and the State is not required to provide monies for their repayment.

The failure of the State or other organizations or governmental agencies with which the State electronically interacts, including State vendors and the federal government, to be Year 2000 compliant may materially affect the State's revenue and operations.

Missouri Bonds

The State Constitution provides that the General Assembly may issue general obligation bonds without voter approval solely for the purpose of (1) refunding outstanding bonds or (2) upon the recommendation of the Governor, for a temporary liability by reason of unforeseen emergency or of deficiency in revenue in an amount not to exceed $1,000,000 for any one year and to be paid in not more than five years or as otherwise specifically provided. When the liability exceeds $1,000,000, the General Assembly, or the people by initiative, may submit the proposition to incur indebtedness to the voters of the State, and the bonds may be issued if approved by a majority of those voting.

The Constitution imposes in the Tax Limitation Amendment limits on the amount of State taxes which may be collected by the State of Missouri in any fiscal year. The limit is tied to total State revenues for fiscal year 1980-81, as defined in the Tax Limitation Amendment, adjusted annually, in accordance with the formula set forth in the Amendment, which adjusts the limit based on increases in the average personal income of Missouri for certain designated periods. The details of the Amendment are complex and clarification from subsequent legislation and further judicial decisions may be necessary. If total State revenues exceed the State revenue limit by more than one percent, the State is required to refund the excess. The revenue limit can only be exceeded if the General Assembly approves by a two-thirds vote of each House an emergency declaration by the Governor. Revenues have exceeded the limit in each year since 1995, and the state expects that the limit will again be exceeded in Fiscal Year 1998 by approximately $118 million, which will trigger an income tax refund liability under the Constitution.

The State's general revenue fund has had a surplus for five consecutive years, increasing in fiscal 1997 to a balance of $1.71 billion.

To the extent that the payment of general obligation bonds issued by the State of Missouri or a unit of local government in the Fund' portfolio is dependent on revenues from the levy of taxes and such obligations have been issued subsequent to the date of the Tax Limitation Amendment's adoption, November 4, 1980, the ability of the State of Missouri or the appropriate local unit to levy sufficient taxes to pay the debt service on such bonds may be affected.

Debt obligations of certain State and local agencies and authorities are not, by the terms of their respective authorizing statutes, obligations of the State or any political subdivision, public instrumentality or authority, county, municipality or other state or local unit of government. The debt obligations of such issuers are payable only from the revenues generated by the project or program financed from the proceeds of the debt obligations they issue.

The State has a significant agricultural sector which may experience problems comparable to those which are occurring in other states. To the extent that any such problems intensify, there could be an adverse impact on the overall economic condition of the State. Per capita income is slightly below the national average.

Defense-related business plays an important role in Missouri's economy. To the extent that changes in military appropriations are enacted by the United States Congress, Missouri could be disproportionately affected.

The failure of the State or other organizations or governmental agencies with which the State electronically interacts, including State vendors and the federal government, to be Year 2000 compliant may materially affect the State's revenue and operations.

New Jersey Bonds

After a period of strong growth in the mid-1980s, New Jersey as well as the rest of the Northeast slipped into a slow-down well before the onset of the national recession which officially began in July 1990. The onset of recession caused an acceleration of New Jersey's job losses in construction and manufacturing, as well as an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities, trucking and warehousing. The net effect was a decline in the State's total nonfarm wage and salary employment, followed by a recovery up to June 1997 of 97% of the jobs lost during the recession.

Evidence of the State's improving economy can be found in increased homebuilding and other areas of construction activity, rising consumer spending for new cars and light trucks, substantial new job creation and a decline in the unemployment rate. Looking further ahead, prospects for New Jersey appear favorable, although a return to the pace of the 1980's is highly unlikely.

While personal income growth has been slower than the national average, per capita income in New Jersey is second among the states.

The State ended fiscal 1997 with a general fund surplus and an undesignated fund balance of $1.1 billion, and anticipates that it will again have a general fund surplus at the end of fiscal 1998, with an expected undesignated fund balance of $1 billion.

The New Jersey Constitution provides, in part, that no money shall be drawn from the State treasury except for appropriations made by law and that no law appropriating money for any State purpose shall be enacted if the appropriations contained therein, together with all prior appropriations made for the same fiscal period, shall exceed the total amount of the revenue on hand and anticipated to be available to meet such appropriations during such fiscal period, as certified by the Governor.

New Jersey's Local Budget Law imposes specific budgetary procedures upon counties and municipalities ("local units"). Every local unit must adopt an operating budget which is balanced on a cash basis, and items of revenue and appropriation must be examined by the Director of the Division of Local Government Services. State law also regulates the issuance of debt by local units, by limiting the amount of tax anticipation notes that may be issued by local units and requiring their repayment within 120 days of the end of the fiscal year (six months in the case of the counties) in which issued. With certain exceptions, no local unit is permitted to issue bonds for the payment of current expenses or to pay outstanding bonds, except with the approval of the Local Finance Board. Local units may issue bond anticipation notes for temporary periods not exceeding in the aggregate approximately ten years from the date of first issue. The debt that any local unit may authorize is limited by statute.

The failure of the State or other organizations or governmental agencies with which the State electronically interacts, including State vendors and the federal government, to be Year 2000 compliant may materially affect the State's revenue and operations.

New York Bonds

Circumstances adversely affecting the State's credit rating may directly or indirectly affect the market value of bonds issued by the State's political subdivisions and its Authorities to the extent that those entities depend, or are perceived to depend, upon State financial assistance. Conversely, the fiscal stability of the State is related to the fiscal stability of New York City and of the Authorities. The State's experience has been that if New York City or any of the Authorities suffers serious financial difficulty, the ability of the State, New York City, the State's political subdivisions and the Authorities to obtain financing in the public credit markets is adversely affected. This results, in part, from the expectation that to the extent that any Authority or local government experiences financial difficulty, it will seek and receive State financial assistance. Moreover, New York City accounts for a substantial portion of the State's population and tax receipts, so New York City's financial integrity affects the State directly. Accordingly, if there should be a default by New York City or any of the Authorities, the market value and marketability of all New York State tax-exempt bonds could be adversely affected. This would have an adverse effect on the net asset value and liquidity of the Fund, even though securities of the defaulting entity may not be held by the Fund.

New York State. New York's economy features the services, trade, finance, insurance and real estate sectors. The New York economy has expanded as it continues to recover from the national recession of the early 1990s, although growth remains somewhat slower than the national level. While new jobs have been added, employment growth has been hindered in recent years by cutbacks in the computer and instrument manufacturing, utility, defense and banking industries. The State's economy is expected to continue to expand during 1998, although employment growth is projected to slow. The unemployment rate is expected to decrease, although it is projected to remain above the national rate. Per capita income, which has historically exceeded the national average, is projected to show moderate growth.

New York State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of tax and revenue anticipation notes. The national recession, followed by the lingering economic slowdown in the New York and regional economy, resulted in repeated shortfalls in receipts and three budget deficits during those years. Since 1992-93, however, the State has had balanced budgets, on a cash basis, in each fiscal year.

The adopted 1998-99 budget projects an increase in General Fund disbursements of
7.1 percent over 1997-98 levels. State Funds (excluding federal grants) disbursements are projected to increase by 9.8 percent from the prior fiscal year. All Governmental Funds projected disbursements increase by 8.3 percent over the prior fiscal year. The 1998-99 State Financial Plan is projected to be balanced on a cash basis, with an estimated reserve for future needs of $761 million. The total amount of non-recurring resources included in the 1998-99 Financial Plan are projected to be $264 million.

The State has closed substantial projected budget gaps in recent years, and the Executive Budget estimated General Fund budget gaps of $1.7 billion and $3.7 billion in 1999-00 and 2000-01, respectively. After application of reserves created as part of the 1998-99 budget process, the 1999-00 gap is now expected to be approximately $1.3 billion. Sustained growth in the State's economy could contribute to closing projected budget gaps over the next several years; however, the projections in 1999-00 currently assume actions to significantly lower disbursements and achieve additional receipts.

There can be no assurance that the State's projections for tax and other receipts for the 1998-99 fiscal year are not overstated and will not be revised downward, or that disbursements will not be in excess of the amounts projected. In addition, projections of State disbursements for future fiscal years may be affected by uncertain factors relating to the economy and the financial condition of the Authorities, New York City and other localities. In the event that these factors affect, or are perceived to affect, the State's ability to meet its financial obligations, the market value and marketability of its bonds also may be adversely affected.

The State anticipates that its capital programs will be financed, in part, through borrowings by the State and public authorities in the 1998-99 fiscal year. The State expects to issue $528 million in general obligation bonds (including $154 million for purposes of redeeming outstanding BANs) and $154 million in general obligation commercial paper. The Legislature has also authorized the issuance of up to $419 million in Certificates of Participation during the State's 1998-99 fiscal year for equipment purchases. The projection of the State regarding its borrowings for the 1998-99 fiscal year may change if circumstances require.

Borrowings by other public authorities pursuant to lease-purchase and contractual-obligation financing for capital programs of the State are projected to total approximately $2.9 billion in the 1998-99 fiscal year, including costs of issuances, reserve funds, and other costs, net of anticipated refundings and other adjustments.

Certain litigation pending or determined against the State or its officers or employees could have a substantial or long-term adverse effect on State finances. Among the more significant of these cases are those that involve: challenges to the State's finance policies, claims challenging different aspects of the State's social welfare programs, claims of racial segregation, and real property claims.

The State is addressing Year 2000 data processing compliance issues, and is focusing on mission-critical and high-priority computer systems. "Mission-critical" systems are those impacting health, safety and welfare, while "high-priority" applications are those critical for a state agency to fulfill its mission and deliver services, but for which there are manual alternatives. There can be no guarantee, however, that all of the State's mission-critical and high-priority computer systems will be Year 2000 compliant and that the State's operations or finances will not be adversely affected as a result.

Authorities. The fiscal stability of the State is related to the fiscal stability of its Authorities, which generally are responsible for financing, constructing and operating revenue-producing public facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts indicated in their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be adversely affected, if any of the Authorities were to default on their respective obligations. As of December 31, 1997, there were outstanding approximately $84 billion aggregate principal amount of bonds and bond anticipation notes issued by 17 Authorities, only a portion of which were guaranteed by the State or supported by the State through lease-purchase or contractual-obligation financing arrangements or through moral obligation provisions. While principal and interest payments on outstanding Authority obligations normally are paid from revenues generated by projects of the Authorities, in the past the State has had to appropriate large amounts to enable certain Authorities (in particular, the New York State Urban Development Corporation and the New York State Housing Finance Agency) to meet their financial obligations. Further assistance to these Authorities may be required in the future.

The Metropolitan Transportation Authority (the "MTA") oversees the operation of New York City's bus and subway systems by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA") and, through subsidiaries, operates certain commuter rail and bus lines and a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. The MTA has depended and will continue to depend upon State, local government and TBTA support to operate the mass transit portion of these operations because fare revenues are insufficient. For the 1998-99 fiscal year, State assistance to the MTA is estimated at approximately $1.3 billion.

State legislation accompanying the 1996-97 adopted State budget authorized the MTA, TBTA and TA to issue an aggregate of $6.5 billion in bonds to finance a portion of a new $11.98 billion MTA capital plan for the 1995 through 1999 calendar years (the "1995-99 Capital Program"). In July 1997, the Capital Program Review Board approved the 1995-99 Capital Program, which supersedes the overlapping portion of the MTA's 1992-96 Capital Program. This is the fourth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets and bringing the MTA system into a state of good repair. The 1995-99 Capital Program assumes the issuance of an estimated $5.2 billion in bonds under this $6.5 billion aggregate bonding authority. The remainder of the plan is projected to be financed through assistance from the State, the federal government, and the City of New York, and from various other revenues generated from actions taken by the MTA.

There can be no assurance that all the necessary governmental actions for future capital programs will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1995-99 Capital Program, or parts thereof, will not be delayed or reduced. Should funding levels fall below current projections, the MTA would have to revise its 1995-99 Capital Program accordingly. If the 1995-99 Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional assistance.

The City of New York. The fiscal health of the State is closely related to the fiscal health of its localities, particularly the City of New York (the "City"), which has required and continues to require significant financial assistance from the State.

In response to the City's fiscal crisis in 1975, the State took a number of steps to assist the City in returning to fiscal stability. Among these actions, the State created the Municipal Assistance Corporation for the City of New York ("MAC") to provide financing assistance to the City. The State also enacted the New York State Financial Emergency Act for the City of New York which, among other things, established the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs. The State also established the Office of the State Deputy Comptroller for New York City ("OSDC") in the Office of the State Comptroller to assist the Control Board in exercising its powers and responsibilities.

The City operates under a four-year Financial Plan which is prepared annually and is periodically updated. In 1986, the Control Board's powers of approval over the City's Financial Plan were suspended when certain statutory conditions were met. However, the Control Board, MAC and OSDC continue to exercise various monitoring functions relating to the City's financial position and upon the occurrence of certain events, including, but not limited to, a City operating budget deficit of more than $100 million, the Control Board is required by law to impose a "Control Period". The City submits its financial plans as well as periodic updates to the Control Board for its review.

In 1997, the State created the New York City Transitional Finance Authority to finance a portion of the City's capital program because the City was approaching its State Constitutional general debt limit. Despite this additional financing mechanism, the City currently projects that, if no further action is taken, it will reach its debt limit in City fiscal year 1999-2000. Future developments concerning the City or entities issuing debt for the benefit of the City, and public discussions of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such entities and may also affect the market for their outstanding securities.

Although the City has balanced its budget since 1981, estimates of the City's revenues and expenditures are based on various assumptions and contingencies. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and t meet its annual cash flow and financing requirements.

The staffs of the Control Board, OSDC and City Comptroller issue periodic reports on the City's Financial Plans. Recent reports note that the City had a substantial surplus in City fiscal year 1996-97 and indicate that the City projects another substantial surplus for City fiscal year 1997-98. While several sectors of the City's economy have expanded recently, especially tourism and business and professional services, City tax revenues remain heavily dependent on the continued profitability of the securities industry and the national economy. Recent reports have indicated that the City's long-term expenditure growth is not in line with recurring revenue growth and that, consequently, substantial budget gaps between forecast revenues and expenditures that must be closed with reduced expenditures and/or increased revenues are likely in future years.

Other Localities. Certain localities in addition to the City have experienced financial problems and have received additional State assistance during the last several State fiscal years. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements for the State's 1998-99 fiscal year.

Municipalities and school districts have engaged in substantial short-term and long-term borrowing. In 1995, the total indebtedness of all localities in the State other than the City was approximately $20.0 billion; a small portion (approximately $77 million) of this indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. Twenty-one localities had outstanding indebtedness for deficit financing at the close of their fiscal years ending in 1996.

From time to time, Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale problems, such as declining city populations, increasing expenditures, and other economic trends could adversely affect localities, necessitating State assistance.

Puerto Rico Bonds

Puerto Rico's manufacturing sector has become more diversified as industrial development has become more capital intensive and more dependent on skilled labor. The service sector, including wholesale and retail trade, finance, insurance and real estate, also plays a major role in the economy. The service sector ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment. In recent years, the service sector has experienced significant growth in response to and paralleling the expansion of the manufacturing sector. Growth in construction and tourism also contributed to contributed increased economic activity in fiscal 1997.

Much of the development of the manufacturing sector in Puerto Rico to date can be attributed to various federal and Commonwealth tax incentives, most notably
Section 936 of the Internal Revenue Code (the "Code"), which allows companies with operations in Puerto Rico and other U.S. territories to receive a credit to be used against U.S. tax on certain income from operations and the Commonwealth's Industrial Incentives Program. However, in 1996 amendments were passed that phase out Section 936 tax credits over ten years for existing claimants and eliminate it for corporations without established operations after October 1995. The long-term effects on the Puerto Rico economy of the repeal of section 936 cannot yet be determined, although the repeal is not expected to have material adverse effects on the Commonwealth's economy in the short- or medium-term. The Commonwealth also needs to address its substantial unfunded pension liabilities to its two main public pension systems, which together total approximately $6 billion.

Puerto Rico's economy has continued to expand for over a decade, with almost every sector participating and resulting in record levels of employment (although Puerto Rico's unemployment rate has continued to exceed the average for the United States). Factors behind this expansion included Commonwealth-sponsored economic development programs, periodic declines in the exchange value of the United States dollar, increases in the level of federal transfers and the relatively low cost of borrowing. Personal income, both aggregate and per capita, has increased consistently each year since 1985, but per capita income remains lower than in the United States.

The Commonwealth's general fund has had a positive cash balance in recent years, and was forecast to have a balance of $38 million at the end of fiscal 1998. The balance at the end of fiscal 1997 was $127.5 million.

The Constitution of Puerto Rico provides that public debt of the Commonwealth will constitute a first claim on available Commonwealth revenues. Public debt includes general obligation bonds and notes of the Commonwealth and any payments required to be made by the Commonwealth under its guarantees of bonds and notes issued by its public instrumentalities.

The Constitution of Puerto Rico also provides that direct obligations of the Commonwealth evidenced by full faith and credit bonds or notes shall not be issued if the amount of the principal of and interest on such bonds and notes and on all such bonds and notes theretofore issued which is payable in any fiscal year, together with any amount paid by the Commonwealth in the preceding fiscal year on account of bonds or notes guaranteed by the Commonwealth, exceeds 15% of the average annual revenues raised under the provisions of Commonwealth legislation and covered into the Treasury of Puerto Rico (principally income taxes, property taxes and excise taxes) in the two fiscal years preceding the then current fiscal year.

The Commonwealth has historically maintained a fiscal policy providing for a prudent relationship between the growth of public sector debt and the growth of the economic base required to service that debt. However, in recent years there have been higher levels of public sector debt compared to the growth in nominal gross product. These higher levels are due to the increase during fiscal 1996 and 1997 in the amount of debt incurred to finance infrastructure projects. This trend is expected to continue during the next few fiscal years as the level of public sector capital investment remains high.

The failure of the Commonwealth or other organizations or governmental agencies with which the Commonwealth electronically interacts, including Commonwealth vendors and the federal government, to be Year 2000 compliant may materially affect the Commonwealth's revenue and operations.

Texas Bonds

The State Comptroller of Public Accounts has predicted that the overall State economy will slightly outpace national economic growth in the long term. The service-producing sectors (which include transportation, public utilities, finance, insurance, real estate, trade, services and government) are the major sources of job growth in Texas, although the rate of growth of goods-producing jobs has been nearly as fast as that of service-producing jobs since 1994. Construction has been the State's fastest growing industry in recent years. The State now ranks second in manufacturing employment, and job growth in manufacturing is expected to continue. The predominant manufacturing sectors are high technology and petroleum-related manufacturing.

Texas has added more jobs than any other state during the 1990s, and the State's unemployment rate has declined for five consecutive years. While job growth has been strong, personal income growth per capita has been slower, and per capita income remains below the national average.

Due to the State's expansion in Medicaid spending and other Health and Human Services programs requiring federal matching revenues, federal receipts were the State's main revenue source during fiscal year 1997. Sales tax, which had been the main source of revenue for 12 years prior to 1993, was second. Licenses, fees and permits, the motor fuels tax and other excise taxes also are important sources of revenue. The State has no personal or corporate income tax, although the State does impose a corporate franchise tax based on the amount of a corporation's capital and "earned surplus", which includes corporate net income and officers' and directors' compensation.

The State's debt position has grown in recent years, and although much of the indebtedness of the State is designed to be self-supporting, the State has begun to issue more debt supported by the general revenue fund.

The State Constitution prohibits the State from levying ad valorem taxes on property for general revenue purposes. The State Constitution also limits the rate of growth of appropriations from tax revenues not dedicated by the Constitution during any biennium to the estimated rate of growth for the State's economy. The Legislature may avoid the constitutional limitation if it finds, by a majority vote of both Houses, that an emergency exists. The State Constitution authorizes the Legislature to provide by law for the implementation of this restriction, and the Legislature, pursuant to such authorization, has defined the estimated rate of growth in the State's economy to mean the estimated increase in State personal income.

In 1997, voters approved a constitutional amendment that prohibits the legislature from authorizing additional state debt payable from general revenues if the resulting annual debt service exceeds five percent of an amount equal to the average amount of general revenue for the three immediately preceding years, excluding revenues constitutionally dedicated for purposes other than payment of debt service.

The State is focusing its Year 2000 efforts on mission-critical computer systems (those that impact public health, public safety and revenue collection/distribution), and currently believes that most will be operable in the Year 2000. There is no guarantee, however, that the State systems and systems of other entities on which the State's system relies will be Year 2000 compliant. Failure of any systems to be Year 2000 compliant will have an adverse effect on the State's revenues and operations.

Washington Bonds

On a combined basis, the aerospace, timber and food processing industries employ about 9% of the State's non-farm workers. Agriculture, combined with food processing, is the State's most important industry .

The State's manufacturing base includes aircraft manufacture, which comprised approximately 25% of total manufacturing in 1995. The aerospace industry currently represents approximately 8% of all taxable business income generated in the State. The Boeing Company is the State's largest employer. While the primary activity of Boeing is the manufacture of commercial aircraft, Boeing has played leading roles in the aerospace and military missile programs of the United State and has undertaken a broad program of diversification activities including Boeing Information and Support Services. Although Boeing has dominated manufacturing employment, other manufacturers have experienced growth, thus reducing Boeing's percentage of total manufacturing jobs in the State. The most significant growth in manufacturing jobs, other than aerospace, has been in high technology-based companies.

The State ranks fourth among all states in the percentage of its work force employed in technology-related industries and ranks third among the largest software development centers.

Forest products rank second behind aerospace in value of total production. A continued decline in overall production during the next few years is expected due to federally imposed limitations on the harvest of old-growth timber and the inability to maintain the recent record levels of production increases.

International trade plays an important role in the State's employment base, as one in six jobs in the State is related to international trade. The State's trade levels depend largely on national and world (rather than local) economic conditions, including consumer demands. The impact of the Asian financial crisis on the Washington economy is expected to be disproportionately high due to the State's above-average dependence on trade with the affected countries. Washington expects a slowdown in employment growth as a result of slower U.S. economic growth, the Asian financial crisis and mild downturn in aerospace unemployment.

While personal income growth, which has been strong in recent years, is expected to slow, it is projected to continue to outpace average U.S. personal income growth.

For the 1997-99 biennium, General Fund-State revenues are estimated to finish at $19.9 billion. The General Fund is projected to end the 1997-99 biennium with a $820 million fund balance.

As of July 1, 1995, Initiative 601, which was voted into law in November 1993, limits increases in General Fund-State government expenditures to the three-year average rate of population and inflation growth. Thus far, Initiative 601 has not had a restrictive impact on the State's budget.

Washington's Constitution, as interpreted by the State Supreme Court, prohibits the imposition of net income taxes. For the fiscal year ending June 30, 1997, approximately 76.1% of the State's tax revenues derived from general and selective sales and gross receipts taxes.

With certain exceptions, the amount of State general obligation debt which may be incurred is limited by constitutional and statutory restrictions. The limitations in both cases are imposed by prohibiting the issuance of new debt if the new debt would cause the maximum annual debt service on all thereafter outstanding general obligation debt to exceed a specified percentage of the arithmetic mean of general State revenues for the preceding three years. These are limitations on the incurrence of new debt and are not limitations on the amount of debt service which may be paid by the State in future years.

The State has taken action to ensure that its computer systems are Year 2000 compliant. It does not expect the cost of bringing its systems into compliance to be material or that its operations will be materially impaired with the advent of the Year 2000. It is possible, however, that costs will exceed the State's expectations. Also, the State cannot quantify potential losses due to systems disruption, and the amount of any potential recovery by the State. The failure of the State or other organizations or governmental agencies with which the State electronically interacts to be Year 2000 compliant may materially affect the State's revenue and operations.

                                       8.
                                Past Performance

Each Fund computes the average annual rate of total return for each class during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by $1,000 which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation.

In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment (unless the return is shown at net asset value). For Class B shares (National Fund only), the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to the National Fund' investment result for that class for the time period shown (unless the total return is shown at net asset value). For Class C shares, the 1.0% CDSC is applied to the applicable Fund's investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

The total returns for the Class A shares of the National, New York, Texas, New Jersey, Connecticut, Missouri, Hawaii, Washington, Minnesota and California Fund of the Fund using the computation method described above for the one-year period
ended on September 30, 1998 were as follows:    %,    %,    ,    %,    %,    %,
   %    %,    % and    % respectively. The average annual compounded rates of
total return for the National, New York, Texas, New Jersey, Connecticut, Missouri, Hawaii, Washington and California Fund for the five years ending on
September 30, 1998 were as follows:    %,    %,    %,    %,    %,    %,    %,
    % and    % respectively. The average annual compounded rates of total return for the National, New York, Texas, New Jersey, Connecticut, Missouri, Hawaii, Washington, Minnesota and California Fund for ten years or life of the Fund were
as follows:    %,    %,    %,    %,    %,    %,    %,    %,    % and    %
respectively. These five and ten year total returns included the California Fund' Class A predecessor until July 15, 1996.

The total return for Class B Shares of the National Fund for the one year period
ended September 30, 1998 was    %.

The total return for Class C Shares of the National, New York and California
Fund for the two year period ending September 30, 1998 were    %,    % and    %.

Each Fund's yield quotation for each class is based on a 30-day period ended on a specified date, computed by dividing the Fund' net investment income per share earned during the period by the Fund' maximum offering price per share on the last day of the period. This is determined by finding the following quotient:
Take the Fund' dividends and interest earned during the period minus its expenses accrued for the period (net of reimbursements) and divide by the product of (i) the average daily number of Fund shares outstanding during the period that were entitled to receive dividends and (ii) the Fund' maximum offering price per share on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Then, one is subtracted from the product of this multiplication and the remainder is multiplied by two. Yield for the Class A shares reflects the deduction of the maximum initial sales charge, but may also be shown based on the Fund's net asset value per share. Yields for Class B and C shares do not reflect the deduction of the CDSC. For the 30-day period ended September 30, 1998, the yields for Class A shares of the National, California, Connecticut, Missouri, New Jersey, New York, Texas,
Hawaii, Washington and Minnesota Funds were    ,    %,    ,    %,    %,    %,
   %,    %,    % and    %, respectively.

Each Fund's tax-equivalent yield for each class is computed by dividing that portion of the class' yield (as determined above) which is tax exempt by one minus a stated income tax rate (National 7.14%; California 8.16%; Connecticut 7.31%; Missouri 7.66%; New Jersey 7.36%; New York 7.69%; Texas 6.75%; Hawaii 7.83%; Washington 7.77% and Minnesota 7.67%) and adding the product to that portion, if any, of the class' yield that is not tax exempt. For the 30-day period ended on September 30, 1998, the tax-equivalent yields for Class A shares of the National, California, Connecticut, Missouri, New Jersey, New York, Texas,
Hawaii, Washington and Minnesota Fund were   %,   %,   %,   %,   %,   %,   %,
  %,   % and    %, respectively.

It is important to remember that these figures represent past performance and an investor should be aware that the investment return and principal value of a Fund investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                                       9.
                          Information About the Company

The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Company's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company's Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored mutual funds to the extent contemplated by the recommendations of such Advisory Group.

                                       10.
                              Financial Statements

The financial statements for the fiscal year ended September 30, 1998 and the opinion thereon of Deloitte & Touche LLP, independent auditors, included in the 1998 Annual Report to Shareholders of the Lord Abbett Tax-Free Income Fund, Inc., are incorporated herein by reference in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

PART C OTHER INFORMATION

Item 23. Exhibits

      (a)   Articles of Incorporation.
            Incorporated by reference. Articles of Restatement.
      (b)   By-Laws.
      (c)   Instruments Defining Rights of Security Holders.
      (d)   Investment Advisory Contracts. Incorporated by Reference.
      (e)   Underwriting Contracts. Incorporated by Reference.
      (f)   Bonus or Profit Sharing Contracts. Incorporated by Reference.
      (g)   Custodian Agreement. Incorporated by Reference.
      (i)   Legal Opinion. Incorporated by Reference.
      (j)   Other Opinion. Consent of Independent Auditors.
      (l)   Initial capital Agreements. Incorporated by Reference.
      (m)   Rule 12b-1 Plan. Incorporated by Reference.
      (n) Financial Data Schedule is incorporated by reference to Exhibit 27 of Post-Effective Amendment No.28 to the Registration Statement on Form N-1A filed on February 2, 1998.
      (o)   Rule 18f-3 Plan. Incorporated by Reference.

Item 24. Persons Controlled by or Under Common Control with Registrant

            None.

Item 25. Indemnification

            Registrant is incorporated under the laws of the State of Maryland and is subject to Section 2-418 of the Corporations and Associations Article of the Annotated Code of the State of Maryland controlling the indemnification of directors and officers. Since Registrant has its executive offices in the State of New York, and is qualified as a foreign corporation doing business in such State, the persons covered by the foregoing statute may also be entitled to and subject to the limitations of the indemnification provisions of Section 721-726 of the New York Business Corporation Law.

            The general effect of these statutes is to protect officers, directors and employees of Registrant against legal liability and expenses incurred by reason of their positions with the Registrant. The statutes provide for indemnification for liability for proceedings not brought on behalf of the corporation and for those brought on behalf of the corporation, and in each case place conditions under which indemnification will be permitted, including requirements that the officer, director or employee acted in good faith. Under certain conditions, payment of expenses in advance of final disposition may be permitted. The By-laws of Registrant, without limiting the authority of Registrant to indemnify any of its officers, employees or agents to the extent consistent with applicable law, make the indemnification of its directors mandatory subject only to the conditions and limitations imposed by the above-mentioned Section 2-418 of Maryland law and by the provisions of Section 17(h) of the Investment Company Act of 1940 as interpreted and required to be implemented by SEC Release No. IC-11330 of September 4, 1980.

            In referring in its By-laws to, and making indemnification of directors subject to the conditions and limitations of, both Section 2-418 of the Maryland law and Section 17(h) of the Investment Company Act of 1940, Registrant intends that conditions and limitations on the extent of the indemnification of directors imposed by the provisions of either Section 2-418 or Section 17(h) shall apply and that any inconsistency between the two will be resolved by applying the provisions of said Section 17(h) if the condition or limitation imposed by Section 17(h) is the more stringent. In referring in its By-laws to SEC Release No. IC-11330 as the source for interpretation and implementation of said Section 17(h), Registrant understands that it would be required under its By-laws to use reasonable and fair means in determining whether indemnification of a director should be made and undertakes to use either (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable to Registrant or to its security holders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of such disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither "interested persons" (as defined in the 1940 Act) of Registrant nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Also, Registrant will make advances of attorneys' fees or other expenses incurred by a director in his defense only if (in addition to his undertaking to repay the advance if he is not ultimately entitled to indemnification) (1) the indemnitee provides a security for his undertaking, (2) Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the non-interested, non-party directors of Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

            Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

            In addition, Registrant maintains a directors' and officers' errors and omissions liability insurance policy protecting directors and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as directors or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 26. Business and Other Connections of Investment Adviser

            Lord, Abbett & Co. acts as investment manager for twelve other investment companies (of which it is principal underwriter for thirteen), and as investment adviser to approximately private accounts as of September 30, 1998. Other than acting as trustees, directors and/or officers of open-end investment companies managed by Lord, Abbett & Co., none of Lord, Abbett & Co.'s partners has, in the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for his own account or the capacity of director, officer, employee, or partner of any entity except as follows:

Item 27. Principal Underwriter

            (a)   Lord Abbett Affiliated Fund, Inc.
                  Lord Abbett Mid-Cap Value Fund, Inc.
                  Lord Abbett Bond-Debenture Fund, Inc.
                  Lord Abbett Developing Growth Fund, Inc.
                  Lord Abbett U.S. Government Securities Fund, Inc. Lord Abbett Global Fund, Inc.
                  Lord Abbett U.S. Government Money Market Fund, Inc. Lord Abbett Series Fund, Inc.
                  Lord Abbett Equity Fund
                  Lord Abbett Tax-Free Income Trust
                  Lord Abbett Research Fund, Inc.
                  Lord Abbett Securities Trust
                  Lord Abbett Investment Trust

                  Investment Advisor

                  American Skandia Trust (Lord Abbett Growth and Income
                  Portfolio)

            (b)   The partners of Lord, Abbett & Co. are:

                  Name and Principal             Positions and Offices
                  Business Address (1)           with Registrant
                  --------------------           ---------------

                  Robert S. Dow                  Chairman and President
                  Paul A. Hilstad                Vice President & Secretary
                  Stephen I. Allen               Vice President
                  Zane E. Brown                  Vice President
                  Daniel E. Carper               Vice President
                  Daria L. Foster                Vice President
                  Robert G. Morris               Vice President
                  Robert J. Noelke               Vice President
                  John J. Walsh                  Vice President

      The other general partners of Lord, Abbett & Co. who are neither officers nor directors of the Registrant are John E. Erard, Robert P. Fetch, Robert I. Gerber, W. Thomas Hudson, Stephen J. McGruder, Michael McLaughlin, R. Mark Pennington and Christopher J. Towle.

                  (1)   Each of the above has a principal business address:
                        767 Fifth Avenue, New York, NY 10153

Item 28. Location of Accounts and Records

            Registrant maintains the records, required by Rules 31a - 1(a) and
            (b), and 31a - 2(a) at its main office.

            Lord, Abbett & Co. maintains the records required by Rules 31 - 1(f) and 31a - 2(e) at its main office.

            Certain records such as cancelled stock certificates and correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 29. Management Services

            None.

Item 30. Undertakings

      (c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

            The registrant undertakes, if requested to do so by the holders of at least 10% of the registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c).

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Registration Statement and/or any amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 2nd day of December, 1998.

                                          LORD ABBETT TAX-FREE INCOME FUND, INC.


                                          By /s/ Robert S. Dow
                                             -----------------------------------
                                             Robert S. Dow,
                                             Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                                  Chairman, President
/s/ Robert S. Dow                 and Director            December 2, 1998
-----------------------------  -------------------------  ----------------------
Robert S. Dow                           (Title)                 (Date)

/s/ Thayer Bigelow                      Director          December 2, 1998
-----------------------------  -------------------------  ----------------------
E. Thayer Bigelow                       (Title)                 (Date)

/s/ William H. T. Bush                  Director          December 2, 1998
-----------------------------  -------------------------  ----------------------
William H. T. Bush                      (Title)                 (Date)

/s/ Robert B. Calhoun                   Director          December 2, 1998
-----------------------------  -------------------------  ----------------------
Robert B. Calhoun                       (Title)                 (Date)

/s/ Stewart S. Dixon                    Director          December 2, 1998
-----------------------------  -------------------------  ----------------------
Stewart S. Dixon                        (Title)                 (Date)

/s/ John C. Jansing                     Director          December 2, 1998
-----------------------------  -------------------------  ----------------------
John C. Jansing                         (Title)                 (Date)

/s/ C. Alan MacDonald                   Director          December 2, 1998
-----------------------------  -------------------------  ----------------------
C. Alan MacDonald                       (Title)                 (Date)

/s/ Hansel B. Millican, Jr.             Director          December 2, 1998
-----------------------------  -------------------------  ----------------------
Hansel B. Millican, Jr.                 (Title)                 (Date)

/s/ Thomas J. Neff                      Director          December 2, 1998
-----------------------------  -------------------------  ----------------------
Thomas J. Neff                          (Title)                 (Date)

                               Vice President and
/s/ Keith F. O'Connor          Chief Financial Officer    December 2, 1998
-----------------------------  -------------------------  ----------------------
Keith F. O'Connor                       (Title)                 (Date)